              As filed with the Securities and Exchange Commission

                              on November 26, 1997

                     Registration Nos. 33-21660 and 811-5551

                                  -------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT
   OF 1933                                                                 [   ]

             Pre-Effective Amendment No.                                   [   ]


             Post-Effective Amendment No.  25                              [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
   COMPANY ACT OF 1940                                                     [   ]


             Amendment No.  26                                             [ X ]


                              AMSOUTH MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                                 (800) 451-8379
              (Registrant's Telephone Number, Including Area Code)

         Name and address
         of agent for service:               Copy to:

         Mr. J. David Huber                  Alan G. Priest, Esq.
         AmSouth Mutual Funds                Ropes & Gray
         3435 Stelzer Road                   1301 K Street, N.W., Suite 800 East
         Columbus, Ohio  43219               Washington, D.C. 20005

   It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on December 1, 1997 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(i)

[ ]  on (date) pursuant to paragraph (a)(i)

[ ]  75 days after filing pursuant to paragraph (a)(ii)

[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                            Prospectus Caption

                              AMSOUTH MUTUAL FUNDS


                                 PREMIER SHARES


1.  Cover Page...............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
      Information ...........................                  Financial Highlights; General Information

                                                               - Performance Information

4.  General Description
      of Registrant .........................                  The Trust; Investment Objective and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund ..................                  Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
      Other Securities ......................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
      Being Offered .........................                  Valuation of Shares; How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase ................                  How to Purchase and Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS

                                 PREMIER SHARES

3435 Stelzer Road                                                        For current yield, purchase, and redemption
Columbus, Ohio 43219                                                     information, call (800) 451-8382


  The AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), and the AmSouth Tax Exempt Fund (the "Tax Exempt Fund") (collectively, the "Money Market Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund"), and the AmSouth Municipal Bond Fund (the "Municipal Bond Fund") (collectively, "the Income Funds" and the Florida Fund and Municipal Bond Fund sometimes collectively referred to herein as "the Tax-Free Funds"), and the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund ( the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), and the AmSouth Equity Income Fund (the "Equity Income Fund") (collectively, the "Capital Appreciation Funds") are fourteen series of units of beneficial interest ("Shares") each representing interests in one of fourteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All securities or instruments in which the Money Market Funds invest have remaining maturities of 397 days or less. Each Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary. Each Income Fund and Capital Appreciation has its own investment objective and the net asset value per share of each Income Fund and Capital Appreciation Fund will fluctuate as the value of such Fund's investment portfolio changes in response to changing market interest rates and other factors. The Shares of the Income Funds and the Capital Appreciation Funds outstanding on August 31, 1997, have been redesignated as Classic Shares.


  AMSOUTH PRIME OBLIGATIONS FUND seeks current income with liquidity and stability of principal. The Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.


  AMSOUTH U.S. TREASURY FUND seeks current income with liquidity and stability of principal. The U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.

  AMSOUTH TAX EXEMPT FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund seeks to achieve this objective by investing in short-term high-quality obligations. While the Tax Exempt Fund may invest in short-term taxable obligations, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in obligations exempt from federal income tax.

  AMSOUTH BOND FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing in long-term bonds and other fixed-income securities. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations. The Bond Fund invests in fixed-income securities with a maturity in excess of one year, although such securities can have maturities of thirty years or longer.


  AMSOUTH LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations.


  AMSOUTH GOVERNMENT INCOME FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of the value of its total assets in obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.

  AMSOUTH FLORIDA TAX-FREE FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital. The Florida Fund seeks to achieve this objective by investing in high-grade obligations. While the Florida Fund may invest in taxable obligations, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in obligations exempt from both federal personal income tax and, as at year-end, the Florida intangible personal property tax. The Fund is non-diversified and therefore may invest more than 5% of its total assets in the obligations of one issuer.
  AMSOUTH MUNICIPAL BOND FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to achieve this objective by investing in high-grade obligations. While the Municipal Bond Fund may invest in taxable obligations, under normal market conditions at least 80% of the Municipal Bond Fund's net assets will be invested in obligations exempt from federal income tax. The Municipal Bond Fund is a diversified fund.
  AMSOUTH EQUITY FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. The Advisor will seek opportunities for the Equity Fund in securities that are believed to represent investment value.

  AMSOUTH REGIONAL EQUITY FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. The Advisor will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value.
  AMSOUTH BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Advisor will seek opportunities for the Balanced Fund in securities that are believed to represent investment value.

  AMSOUTH CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.

  AMSOUTH SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with a market capitalization of less than $1 billion.
  AMSOUTH EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.
  AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Fund of the Trust (the "Advisor"). Rockhaven Asset Management, LLC ("Rockhaven") acts as the investment sub-advisor to the Equity Income Fund ("Sub-Advisor"). BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Trust's distributor ("Distributor").

  Each Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares, except that the U.S. Treasury Fund and the Tax-Exempt Fund are divided into Premier Shares and Classic Shares only. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only. As of the date of this Prospectus, the Small Cap Fund is not currently offering Shares.

  This Prospectus relates only to the Premier Shares of the Funds. Interested persons who wish to obtain a copy of the prospectuses of Classic Shares and Class B Shares of the Money Market Funds, the Income Funds and the Capital Appreciation Funds may contact the Trust's distributor at the telephone number shown above. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
  This Prospectus sets forth concisely the information about the Premier Shares of the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------


 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN
                  A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            ------------------------


                The date of this Prospectus is December 1, 1997.

                      FEE TABLE FOR THE MONEY MARKET FUNDS


                                                                            PRIME
                                                                         OBLIGATIONS    U.S. TREASURY        TAX
                                                                            FUND            FUND         EXEMPT FUND
                                                                         -----------    -------------    -----------
                                                                           PREMIER         PREMIER         PREMIER
                                                                           SHARES          SHARES          SHARES
SHAREHOLDER TRANSACTION EXPENSES(1)
    Maximum Sales Load Imposed on Purchases (as a percentage of
      offering price).................................................          0%              0%              0%
    Maximum Sales Load Imposed on Reinvested Dividends (as a
      percentage of offering price)...................................          0%              0%              0%
    Deferred Sales Load (as a percentage of original purchase price or
      redemption proceeds, as applicable).............................          0%              0%              0%
    Redemption Fees (as a percentage of amount redeemed, if
      applicable)(2)..................................................          0%              0%              0%
    Exchange Fee......................................................         $0              $0              $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees (after voluntary fee reduction for the Tax Exempt
      Fund)...........................................................       0.40%           0.40%           0.20%(3)
    12b-1 Fees........................................................       0.00%           0.00%           0.00%
                                                                             ----            ----            ----
    Other Expenses....................................................       0.31%           0.31%           0.34%
                                                                             ----            ----            ----
    Total Fund Operating Expenses (after voluntary fee reduction for
      the Tax Exempt Fund)............................................       0.71%           0.71%           0.54%(4)
                                                                             ====            ====            ====


------------
(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")
(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")

(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.40% for the Tax Exempt Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- INVESTMENT ADVISOR.")


(4) In the absence of any voluntary reduction in investment advisory fees, Total Fund Operating Expenses for the Premier Shares of the Tax Exempt Fund would be 0.74%.


EXAMPLE
    You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
Prime Obligations Fund................................................     $7        $23        $40        $ 88
U.S. Treasury Fund....................................................     $7        $23        $40        $ 88
Tax Exempt Fund.......................................................     $6        $17        $30        $ 68


    Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.
    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses that an investor in Premier Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Money Market Funds.
    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         FEE TABLE FOR THE INCOME FUNDS


                                                                        LIMITED     GOVERNMENT               MUNICIPAL
                                                              BOND      MATURITY      INCOME      FLORIDA      BOND
                                                              FUND        FUND         FUND        FUND        FUND
                                                             -------    --------    ----------    -------    ---------
                                                             PREMIER    PREMIER      PREMIER      PREMIER     PREMIER
                                                             SHARES      SHARES       SHARES      SHARES      SHARES
SHAREHOLDER TRANSACTION EXPENSES(1)
    Maximum Sales Load Imposed on Purchases (as a
      percentage of offering price).......................        0%         0%           0%           0%          0%
    Maximum Sales Load Imposed on Reinvested Dividends (as
      a percentage of offering price).....................        0%         0%           0%           0%          0%
    Deferred Sales Load (as a percentage of original
      purchase price or redemption proceeds, as
      applicable).........................................        0%         0%           0%           0%          0%
    Redemption Fees (as a percentage of amount redeemed,
      if applicable)(2)...................................        0%         0%           0%           0%          0%
    Exchange Fee..........................................       $0         $0           $0           $0          $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees (after voluntary fee reduction)(3)....     0.50%      0.50%        0.30%        0.30%       0.40%
                                                               ----       ----         ----         ----        ----
    12b-1 Fees............................................     0.00%      0.00%        0.00%        0.00%       0.00%
                                                               ----       ----         ----         ----        ----
    Other Expenses (after voluntary fee reduction)(4).....     0.25%      0.26%        0.35%        0.29%       0.30%(5)
                                                               ----       ----         ----         ----        ----
    Total Fund Operating Expenses (after voluntary fee
      reduction)(6).......................................     0.75%      0.76%        0.65%        0.59%       0.70%
                                                               ====       ====         ====         ====        ====


------------
(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")
(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")

(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.65% for each Income Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS--Investment Advisor.")


(4) Absent the voluntary reduction of administration fees, Other Expenses as a percentage of average net assets would be 0.33% for the Bond Fund, 0.34% for the Limited Maturity Fund, 0.45% for the Government Income Fund and 0.39% for the Florida Fund and are estimated to be 0.38% for the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS--Administrator and Distributor.")


(5) Other expenses for the Municipal Bond Fund are based on estimated amounts for the current fiscal year.


(6) In the absence of any voluntary reduction in investment advisory fees and administration fees, Total Fund Operating Expenses would be 0.98% for the Bond Fund, 0.99% for the Limited Maturity Fund, 1.10% for the Government Income Fund, 1.04% for the Florida Fund, and are estimated to be 1.03% for the Municipal Bond Fund.


EXAMPLE
    You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
Bond Fund.............................................................    $  8       $24        $42        $ 93
Limited Maturity Fund.................................................    $  8       $24        $42        $ 94
Government Income Fund................................................    $  7       $21        $36        $ 81
Florida Fund..........................................................    $  6       $19        $33        $ 74
Municipal Bond Fund...................................................    $  7       $22        N/A         N/A

    Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.
    The purpose of the table above is to assist an investor in the Premier Shares of the Income Funds in understanding the various costs and expenses that an investor will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Income Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                  FEE TABLE FOR THE CAPITAL APPRECIATION FUNDS


                                                                  REGIONAL                CAPITAL                EQUITY
                                                       EQUITY      EQUITY     BALANCED    GROWTH      SMALL      INCOME
                                                        FUND        FUND        FUND       FUND      CAP FUND     FUND
                                                       -------    --------    --------    -------    --------    -------
                                                       PREMIER    PREMIER     PREMIER     PREMIER    PREMIER     PREMIER
                                                       SHARES      SHARES      SHARES     SHARES      SHARES     SHARES
SHAREHOLDER TRANSACTION EXPENSES(1)
    Maximum Sales Load Imposed on Purchases (as a
      percentage of offering price).................        0%         0%          0%          0%         0%          0%
    Maximum Sales Load Imposed on Reinvested
      Dividends (as a percentage of offering
      price)........................................        0%         0%          0%          0%         0%          0%
    Deferred Sales Load (as a percentage of original
      purchase price or redemption proceeds, as
      applicable)...................................        0%         0%          0%          0%         0%          0%
    Redemption Fees (as a percentage of amount
      redeemed, if applicable)(2)...................        0%         0%          0%          0%         0%          0%
    Exchange Fee....................................       $0         $0          $0          $0         $0          $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees.................................     0.80%      0.80%       0.80%(3)    0.80%      0.90%       0.80%
                                                         ----       ----        ----        ----       ----        ----
    12b-1 Fees......................................     0.00%      0.00%       0.00%       0.00%      0.00%       0.00%
                                                         ----       ----        ----        ----       ----        ----
    Other Expenses (after voluntary fee
      reduction)(4).................................     0.22%      0.25%       0.24%       0.27%      0.27%       0.27%
                                                         ----       ----        ----        ----       ----        ----
    Total Fund Operating Expenses (after voluntary
      fee reductions)...............................     1.02%(5)   1.05%(5)    1.04%(3,5)   1.07%     1.17%       1.07%
                                                         ====       ====        ====        ====       ====        ====


------------
(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")
(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")
(3) Amounts have been restated to reflect current fees.

(4) Absent the voluntary reduction of administration fees, Other Expenses would be 0.31% for the Equity Fund, 0.33% for the Regional Equity Fund and 0.31% for the Balanced Fund. Other Expenses for the Capital Growth Fund, Small Cap Fund, and Equity Income Fund are based on estimates for the current fiscal year.


(5) In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses would be 1.11% for the Equity Fund, 1.13% for the Regional Equity Fund and 1.11% for the Balanced Fund.


EXAMPLE
    You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
Equity Fund...........................................................    $ 10       $32        $56        $125
Regional Equity Fund..................................................    $ 11       $33        $58        $128
Balanced Fund.........................................................    $ 11       $33        $57        $127
Capital Growth Fund...................................................    $ 11       $34        N/A         N/A
Small Cap Fund........................................................    $ 12       $37        N/A         N/A
Equity Income Fund....................................................    $ 11       $34        N/A         N/A

    Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.
    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses that an investor in Premier Shares of a Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Capital Appreciation Funds.
    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information concerning the investment results for each of the Funds for the period of commencement of operations to July 31, 1997. The information from the commencement of operations to July 31, 1997 is a part of the financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1997 appears in the Statement of Additional Information. The Capital Growth Fund and the Small Cap Fund had not commenced operations as of July 31, 1997. Unaudited financial information is also included for the Capital Growth Fund for the period from August 4, 1997 (commencement of operations) to October 31, 1997. In addition, unaudited financial information in included for the Municipal Bond Fund for the period from August 1, 1997 through October 31, 1997. Further financial data is incorporated by reference into the Statement of Additional Information.


                                                                   PRIME OBLIGATIONS FUND
                                 ------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,
                                 ------------------------------------------------------------------------------------------
                                    1997          1996        1995       1994       1993       1992       1991       1990
                                 -----------   ----------   --------   --------   --------   --------   --------   --------
                                 PREMIER(b)    PREMIER(b)
                                 -----------   ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $   1.000    $  1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                   --------     --------    --------   --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES
 Net investment income...........      0.049       0.050      0 .050      0.029      0.027      0.042      0.067      0.079
                                   --------     --------    --------   --------   --------   --------   --------   --------
DISTRIBUTIONS
 Net investment income...........     (0.049)     (0.050)     (0.050)    (0.029)    (0.027)    (0.042)    (0.067)    (0.079)
                                   --------     --------    --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...  $   1.000    $  1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                   ========     ========    ========   ========   ========   ========   ========   ========
Total Return.....................       5.00%       5.10%       5.14%      2.94%      2.76%      4.28%      6.87%      8.16%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000).........................  $ 416,966    $478,542    $617,673   $577,331   $456,428   $457,511   $307,873   $298,498
 Ratio of expenses to average net
   assets........................       0.68%       0.71%       0.69%      0.70%      0.71%      0.71%      0.72%      0.70%
 Ratio of net investment income
   to average net assets.........       4.89%       5.00%       5.04%      2.92%      2.73%      4.08%      6.61%      7.88%
 Ratio of expenses to average net
   assets*.......................         (e)         (e)         (e)        (e)        (e)        (e)        (e)      0.72%
 Ratio of net investment income
   to average net assets*........         (e)         (e)         (e)        (e)        (e)        (e)        (e)      7.86%


                                   AUGUST 8,
                                    1988 TO
                                    JULY 31,
                                    1989(a)
                                   ----------

                                 <C
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................   $  1.000
                                    --------
INVESTMENT ACTIVITIES
 Net investment income...........      0.084
                                    --------
DISTRIBUTIONS
 Net investment income...........     (0.084)
                                    --------
NET ASSET VALUE, END OF PERIOD...   $  1.000
                                    ========
Total Return.....................       8.72%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000).........................   $293,749
 Ratio of expenses to average net
   assets........................       0.58%(c)
 Ratio of net investment income
   to average net assets.........       8.69%(c)
 Ratio of expenses to average net
   assets*.......................       0.71%(c)
 Ratio of net investment income
   to average net assets*........       8.56%(c)


------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c) Annualized.
(d) Not annualized.
(e) There were no waivers during the period.

                                                          U.S. TREASURY FUND
                      ------------------------------------------------------------------------------------------
                                                                                                                     SEPTEMBER 8,
                                                         YEAR ENDED JULY 31,                                           1988 TO
                      ------------------------------------------------------------------------------------------       JULY 31,
                         1997          1996        1995       1994       1993       1992       1991       1990         1989(A)
                      -----------   ----------   --------   --------   --------   --------   --------   --------     ------------
                      PREMIER(b)    PREMIER(b)
                      -----------   ----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............  $   1.000     $  1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000       $  1.000
                       ---------     --------    --------   --------   --------   --------   --------   --------       --------
INVESTMENT ACTIVITIES
 Net investment
   income............      0.046        0.048       0.048      0.028      0.027      0.041      0.064      0.077          0.075
                       ---------     --------    --------   --------   --------   --------   --------   --------       --------
DISTRIBUTIONS
 Net investment
   income............     (0.046)      (0.048)     (0.048)    (0.028)    (0.027)    (0.041)    (0.064)    (0.077)        (0.075)
                       ---------     --------    --------   --------   --------   --------   --------   --------       --------
NET ASSET VALUE, END
 OF PERIOD...........  $   1.000     $  1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000       $  1.000
                       =========     ========    ========   ========   ========   ========   ========   ========       ========
Total Return.........       4.70%        4.93%       4.90%      2.80%      2.69%      4.15%      6.58%      8.04%          7.75%(d)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
   period (000)......  $ 309,361     $368,162    $322,939   $300,603   $404,473   $339,666   $343,967   $239,291       $131,956
 Ratio of expenses to
   average net
   assets............       0.69%        0.71%       0.70%      0.71%      0.72%      0.73%      0.72%      0.68%          0.61%(c)
 Ratio of net
   investment income
   to average net
   assets............       4.60%        4.82%       4.81%      2.77%      2.66%      4.08%      6.28%      7.73%          8.31%(c)
 Ratio of expenses to
   average net
   assets*...........         (e)          (e)         (e)        (e)        (e)        (e)        (e)      0.73%          0.74%(c)
 Ratio of net
   investment income
   to average net
   assets*...........         (e)          (e)         (e)        (e)        (e)        (e)        (e)      7.68%          8.18%(c)


------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(c) Annualized.
(d) Not annualized.
(e) There were no waivers during the period.

                                                                        TAX EXEMPT FUND
                                         -----------------------------------------------------------------------------
                                                                                                                         JUNE 27,
                                                                      YEAR ENDED JULY 31,                                1988 TO
                                         -----------------------------------------------------------------------------   JULY 31,
                                            1997         1996       1995       1994       1993       1992       1991     1990(a)
                                         -----------    -------    -------    -------    -------    -------    -------   --------
                                          PREMIER(b)    PREMIER(b)
                                         -----------    -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................     $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000   $ 1.000
                                           -------      -------    -------    -------    -------    -------    -------   -------
INVESTMENT ACTIVITIES
 Net investment income................       0.031        0.031      0.032      0.019      0.021      0.030      0.046     0.011
                                           -------      -------    -------    -------    -------    -------    -------   -------
DISTRIBUTIONS
 Net investment income................      (0.031)      (0.031)    (0.032)    (0.019)    (0.021)    (0.030)    (0.046)   (0.011)
                                           -------      -------    -------    -------    -------    -------    -------   -------
NET ASSET VALUE, END OF PERIOD........     $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000   $ 1.000
                                           =======      =======    =======    =======    =======    =======    =======   =======
Total Return..........................        3.15%        3.15%      3.22%      1.95%      2.16%      3.12%      4.69%     0.54%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)....     $55,429      $43,611    $57,640    $60,923    $48,151    $38,392    $25,400   $28,246
 Ratio of expenses to average net
   assets.............................        0.52%        0.54%      0.54%      0.57%      0.49%      0.65%      0.52%     0.21%(c)
 Ratio of net investment income to
   average net assets.................        3.10%        3.11%      3.15%      1.93%      2.12%      2.98%      4.59%     5.70%(c)
 Ratio of expenses to average net
   assets*............................        0.72%        0.74%      0.74%      0.77%      0.78%      0.77%      0.77%     0.81%(c)
 Ratio of net investment income to
   average net assets*................        2.90%        2.91%      2.95%      1.73%      1.83%      2.86%      4.34%     5.10%(c)


------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(c) Annualized.
(d) Not annualized.

                                                                       BOND FUND
                                    -------------------------------------------------------------------------------
                                                                                                                      DECEMBER 1,
                                                                  YEAR ENDED JULY 31,                                   1988 TO
                                    -------------------------------------------------------------------------------    JULY 31,
                                      1997       1996      1995      1994      1993      1992      1991      1990       1989(a)
                                    --------   --------   -------   -------   -------   -------   -------   -------   -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $  10.54   $  10.83   $ 10.59   $ 11.29   $ 11.29   $ 10.42   $ 10.39   $ 10.61     $ 10.00
                                    --------   --------   -------   -------   -------   -------   -------   -------      ------
INVESTMENT ACTIVITIES
 Net investment income............      0.65       0.65      0.69      0.69      0.71      0.74      0.74      0.77        0.50
 Net realized and unrealized gains
   (losses) from investments......      0.42      (0.18)     0.28     (0.66)     0.33      0.91      0.05     (0.21)       0.56
                                    --------   --------   -------   -------   -------   -------   -------   -------      ------
 Total from Investment
   Activities.....................      1.07       0.47      0.97      0.03      1.04      1.65      0.79      0.56        1.06
                                    --------   --------   -------   -------   -------   -------   -------   -------      ------
DISTRIBUTIONS
 Net investment income............     (0.69)     (0.65)    (0.69)    (0.70)    (0.71)    (0.73)    (0.74)    (0.75)      (0.45)
 Net realized gains...............        --      (0.11)    (0.04)    (0.03)    (0.33)    (0.05)    (0.02)    (0.03)         --
                                    --------   --------   -------   -------   -------   -------   -------   -------      ------
 Total Distributions..............     (0.69)     (0.76)    (0.73)    (0.73)    (1.04)    (0.78)    (0.76)    (0.78)      (0.45)
                                    --------   --------   -------   -------   -------   -------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD....  $  10.92   $  10.54   $ 10.83   $ 10.59   $ 11.29   $ 11.29   $ 10.42   $ 10.39     $ 10.61
                                    ========   ========   =======   =======   =======   =======   =======   =======      ======
Total Return (excludes sales
 charge)..........................     10.48%      4.40%     9.70%     0.23%     9.80%    16.41%     7.99%     5.54%      10.91%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)..........................  $311,881   $132,737   $94,671   $79,472   $65,777   $60,156   $26,008   $17,518     $ 4,954
 Ratio of expenses to average net
   assets.........................      0.75%      0.75%     0.75%     0.78%     0.78%     0.82%     0.93%     0.84%       1.10%(b)
 Ratio of net investment income to
   average net assets.............      6.10%      6.12%     6.63%     6.31%     6.37%     6.94%     7.26%     7.82%       7.47%(b)
 Ratio of expenses to average net
   assets*........................      0.98%      0.98%     0.98%     1.01%     1.01%     1.01%     1.11%     1.21%       2.28%(b)
 Ratio of net investment income to
   average net assets*............      5.87%      5.89%     6.40%     6.08%     6.14%     6.75%     7.09%     7.45%       6.29%(b)
PORTFOLIO TURNOVER................     34.62%      9.60%    17.70%    30.90%    14.98%   240.64%   181.77%    53.52%       0.00%


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                                                                           LIMITED MATURITY FUND
                                        -------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JULY 31,
                                        -------------------------------------------------------------------------------------------
                                          1997        1996        1995        1994        1993        1992        1991        1990
                                        --------     -------     -------     -------     -------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................  $  10.31     $ 10.41     $ 10.23     $ 10.81     $ 10.81     $ 10.44     $ 10.29     $10.35
                                        --------     -------     -------     -------     -------     -------     -------     ------
INVESTMENT ACTIVITIES
 Net investment income................      0.58        0.58        0.58        0.54        0.60        0.70        0.73       0.72
 Net realized and unrealized gains
   (losses) from investments..........      0.14       (0.10)       0.17       (0.45)       0.09        0.45        0.17      (0.05)
                                        --------     -------     -------     -------     -------     -------     -------     ------
 Total from Investment Activities.....      0.72        0.48        0.75        0.09        0.69        1.15        0.90       0.67
                                        --------     -------     -------     -------     -------     -------     -------     ------
DISTRIBUTIONS
 Net investment income................     (0.61)..    (0.57)      (0.57)      (0.54)      (0.61)      (0.69)      (0.73)     (0.70)
 Net realized gains...................        --       (0.01)         --          --       (0.08)      (0.09)      (0.02)     (0.03)
 In excess of net realized gains......        --          --          --       (0.13)         --          --          --         --
                                        --------     -------     -------     -------     -------     -------     -------     ------
Total Distributions...................     (0.61)      (0.58)      (0.57)      (0.67)      (0.69)      (0.78)      (0.75)     (0.73)
                                        --------     -------     -------     -------     -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD........  $  10.42     $ 10.31     $ 10.41     $ 10.23     $ 10.81     $ 10.81     $ 10.44     $10.29
                                        ========     =======     =======     =======     =======     =======     =======     ======
Total Return (excludes sales
 charge)..............................      7.25%       4.74%       7.65%       0.77%       6.72%      11.48%       9.06%      6.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)....  $138,675     $46,005     $59,798     $51,660     $53,933     $38,206     $11,112     $5,983
 Ratio of expenses to average net
   assets.............................      0.77%       0.76%       0.80%       0.79%       0.69%       0.68%       0.85%      1.02%
 Ratio of net investment income to
   average net assets.................      5.65%       5.48%       5.69%       5.05%       5.67%       6.78%       7.19%      7.23%
 Ratio of expenses to average net
   assets*............................      1.02%       0.99%       1.03%       1.02%       1.03%       1.03%       1.20%      1.45%
 Ratio of net investment income to
   average net assets*................      5.40%       5.25%       5.46%       4.82%       5.33%       6.43%       6.84%      6.80%
PORTFOLIO TURNOVER....................     64.89%      29.56%      38.11%      48.06%     141.27%      35.64%      85.08%    119.69%


                                        FEBRUARY 1,
                                          1988 TO
                                         JULY 31,
                                          1989(a)
                                        -----------
                                        <C
NET ASSET VALUE, BEGINNING OF
 PERIOD...............................    $ 10.00
                                          -------
INVESTMENT ACTIVITIES
 Net investment income................       0.35
 Net realized and unrealized gains
   (losses) from investments..........       0.32
                                          -------
 Total from Investment Activities.....       0.67
                                          -------
DISTRIBUTIONS
 Net investment income................      (0.32)
 Net realized gains...................         --
 In excess of net realized gains......         --
                                          -------
Total Distributions...................      (0.32)
                                          -------
NET ASSET VALUE, END OF PERIOD........    $ 10.35
                                          =======
Total Return (excludes sales
 charge)..............................       6.87%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)....    $ 3,165
 Ratio of expenses to average net
   assets.............................       1.41%(b)
 Ratio of net investment income to
   average net assets.................       6.82%(b)
 Ratio of expenses to average net
   assets*............................       2.72%(b)
 Ratio of net investment income to
   average net assets*................       5.51%(b)
PORTFOLIO TURNOVER....................      28.28%


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                                                       GOVERNMENT INCOME FUND
                                                    -----------------------------
                                                             YEAR ENDED
                                                              JULY 31,               OCTOBER 1, 1993
                                                    -----------------------------      TO JULY 31,
                                                     1997       1996       1995          1994(a)
                                                    -------    -------    -------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  9.40    $  9.54    $  9.48        $ 10.00
                                                    -------    -------    -------        -------
INVESTMENT ACTIVITIES
  Net investment income..........................      0.58       0.66       0.68           0.54
  Net realized and unrealized gains (losses) from
     investments.................................      0.35      (0.20)      0.08          (0.57)
                                                    -------    -------    -------        -------
  Total from Investment Activities...............      0.93       0.46       0.76          (0.03)
                                                    -------    -------    -------        -------
DISTRIBUTIONS
  Net investment income..........................     (0.58)     (0.59)     (0.70)         (0.33)
  Tax return of capital..........................        --      (0.01)        --          (0.16)
                                                    -------    -------    -------        -------
  Total Distributions............................     (0.58)     (0.60)     (0.70)         (0.49)
                                                    -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD...................   $  9.75    $  9.40    $  9.54        $  9.48
                                                    =======    =======    =======        =======
Total Return (excludes sales charge).............     10.21%      4.91%      8.43%         (0.26)%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..............   $11,622    $15,752    $16,679        $15,465
  Ratio of expenses to average net assets........      0.69%      0.65%      0.58%          0.37%(b)
  Ratio of net investment income to average net
     assets......................................      5.98%      6.81%      7.18%          6.56%(b)
  Ratio of expenses to average net assets*.......      1.29%      1.10%      1.19%          1.22%(b)
  Ratio of net investment income to average net
     assets*.....................................      5.38%      6.36%      6.57%          5.71%(b)
PORTFOLIO TURNOVER...............................      2.96%     78.31%     27.32%        122.94%


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                                                                     MUNICIPAL BOND FUND
                                                        ---------------------------------------------
                                                            AUGUST 1, 1997           JULY 1, 1997
                                                        TO OCTOBER 31, 1997(A)    TO JULY 31, 1997(b)
                                                        ----------------------    -------------------
                                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.................          $  10.15                $   10.00
                                                              ---------                ---------
INVESTMENT ACTIVITIES
  Net investment income..............................              0.11                     0.04
  Net realized and unrealized gains (losses) from
     investments.....................................             (0.04)                    0.15
                                                              ---------                ---------
     Total from Investment Activities................              0.07                     0.19
                                                              ---------                ---------
DISTRIBUTIONS
  Net investment income..............................             (0.11)                   (0.04)
  Net realized gains.................................             (0.00)                   (0.00)
                                                              ---------                ---------
  Total Distributions................................             (0.11)                   (0.04)
                                                              ---------                ---------
NET ASSET VALUE, END OF PERIOD.......................          $  10.11                $   10.15
                                                              =========                =========
Total Return (excludes sales charge).................              2.57%(c)                 1.86%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..................          $333,813                $ 337,933
  Ratio of expenses to average net assets............              0.61%(d)                 0.71%(d)
  Ratio of net investment income to average net
     assets..........................................              4.30%(d)                 4.31%(d)
  Ratio of expenses to average net assets*...........              0.94%(d)                 1.04%(d)
  Ratio of net investment income to average net
     assets*.........................................              3.97%(d)                 3.98%(d)
PORTFOLIO TURNOVER...................................              8.14%                    1.59%


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) On September 1, 1997 the Shareholders of the Fund exchanged their Shares for either the Fund's Classic Shares or Premier Shares. For the period ended October 31, 1997 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1997 through August 31, 1997 were allocated to each Class of Shares based upon the relative net assets of each Class of Shares as of September 1, 1997 and the results combined therewith the results of operations and distributions for each applicable Class for the period September 1, 1997 through October 31, 1997.


(b) Period from commencement of operations.


(c) Not annualized.


(d) Annualized.

                                                                     FLORIDA TAX-FREE FUND
                                                            ----------------------------------------
                                                                YEAR ENDED
                                                                 JULY 31,         SEPTEMBER 30, 1994
                                                            ------------------       TO JULY 31,
                                                             1997       1996           1995(a)
                                                            -------    -------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 10.30    $ 10.32         $  10.00
                                                            -------    -------          -------
INVESTMENT ACTIVITIES
  Net investment income..................................      0.45       0.45             0.34
  Net realized and unrealized gains (losses) from
     investments.........................................      0.24      (0.01)            0.30
                                                            -------    -------          -------
  Total from Investment Activities.......................      0.69       0.44             0.64
                                                            -------    -------          -------
DISTRIBUTIONS
  Net investment income..................................     (0.48)     (0.45)           (0.32)
  Net realized gains.....................................     (0.01)     (0.01)              --
                                                            -------    -------          -------
  Total Distributions....................................     (0.49)     (0.46)           (0.32)
                                                            -------    -------          -------
NET ASSET VALUE, END OF PERIOD...........................   $ 10.50    $ 10.30         $  10.32
                                                            =======    =======          =======
Total Return (excludes sales charge).....................      6.89%      4.24%            6.53%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Asset at end of period (000).......................   $53,688    $48,869         $ 48,333
  Ratio of expenses to average net assets................      0.57%      0.59%            0.70%(b)
  Ratio of net investment income to average net assets...      4.36%      4.33%            4.16%(b)
  Ratio of expenses to average net assets*...............      1.06%      1.04%            1.01%(b)
  Ratio of net investment income to average net
     assets*.............................................      3.87%      3.88%            3.86%(b)
PORTFOLIO TURNOVER.......................................     24.05%     12.21%            2.33%


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.

                                                                           EQUITY FUND
                                -------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------------------
                                  1997         1996         1995         1994         1993         1992        1991        1990
                                --------     --------     --------     --------     --------     --------     -------     -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  17.62     $  16.75     $  14.82     $  14.38     $  13.40     $  12.57     $ 11.99     $ 12.18
                                --------     --------     --------     --------     --------     --------     -------     -------
INVESTMENT ACTIVITIES
 Net investment income........      0.30         0.33         0.33         0.28         0.28         0.32        0.36        0.37
 Net realized and unrealized
   gains from investments.....      6.77         1.48         2.39         0.83         1.48         1.20        0.61       (0.17)
                                --------     --------     --------     --------     --------     --------     -------     -------
 Total from Investment
   Activities.................      7.07         1.81         2.72         1.11         1.76         1.52        0.97        0.20
                                --------     --------     --------     --------     --------     --------     -------     -------
DISTRIBUTIONS
 Net investment income........     (0.30)       (0.33)       (0.32)       (0.28)       (0.29)       (0.33)      (0.37)      (0.35)
 Net realized gains...........     (1.04)       (0.61)       (0.47)       (0.39)       (0.49)       (0.36)      (0.02)      (0.04)
                                --------     --------     --------     --------     --------     --------     -------     -------
 Total Distributions..........     (1.34)       (0.94)       (0.79)       (0.67)       (0.78)       (0.69)      (0.39)      (0.39)
                                --------     --------     --------     --------     --------     --------     -------     -------
NET ASSET VALUE, END OF
 PERIOD.......................  $  23.35     $  17.62     $  16.75     $  14.82     $  14.38     $  13.40     $ 12.57     $ 11.99
                                ========     ========     ========     ========     ========     ========     =======     =======
Total Return (excludes sales
 charge)......................     42.35%       11.09%       19.27%        7.90%       13.81%       12.94%       8.46%       1.66%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)......................  $974,985     $374,622     $275,757     $205,611     $153,074     $107,934     $32,406     $14,383
 Ratio of expenses to average
   net assets.................      1.06%        1.02%        1.03%        0.94%        0.95%        1.01%       1.15%       1.11%
 Ratio of net investment
   income to average net
   assets.....................      1.52%        1.86%        2.17%        1.93%        2.08%        2.50%       3.16%       3.16%
 Ratio of expenses to average
   net assets*................      1.10%        1.11%        1.11%        1.11%        1.13%        1.15%       1.26%       1.41%
 Ratio of net investment
   income to average net
   assets*....................      1.48%        1.77%        2.09%        1.76%        1.90%        2.36%       3.04%       2.86%
PORTFOLIO TURNOVER............     24.47%       19.11%       19.46%       11.37%       15.12%      113.12%      15.78%      14.89%
 Average commission rate paid
   (d)........................  $ 0.0657     $ 0.0700           --           --           --           --          --          --


                                DECEMBER 1,
                                  1988 TO
                                 JULY 31,
                                  1989(a)
                                -----------
                                <C
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $ 10.00
                                  -------
INVESTMENT ACTIVITIES
 Net investment income........       0.22
 Net realized and unrealized
   gains from investments.....       2.16
                                  -------
 Total from Investment
   Activities.................       2.38
                                  -------
DISTRIBUTIONS
 Net investment income........      (0.20)
 Net realized gains...........         --
                                  -------
 Total Distributions..........      (0.20)
                                  -------
NET ASSET VALUE, END OF
 PERIOD.......................    $ 12.18
                                  =======
Total Return (excludes sales
 charge)......................      24.06%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)......................    $ 5,476
 Ratio of expenses to average
   net assets.................       1.16%(b)
 Ratio of net investment
   income to average net
   assets.....................       2.91%(b)
 Ratio of expenses to average
   net assets*................       2.34%(b)
 Ratio of net investment
   income to average net
   assets*....................       1.73%(b)
PORTFOLIO TURNOVER............       4.03%
 Average commission rate paid
   (d)........................         --


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                                                   REGIONAL EQUITY FUND
                                ------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,
                                ------------------------------------------------------------------------------------------
                                  1997        1996        1995        1994        1993        1992        1991       1990
                                --------     -------     -------     -------     -------     -------     ------     ------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  20.95     $ 18.94     $ 16.68     $ 16.74     $ 14.86     $ 13.44     $12.45     $11.64
                                --------     -------     -------     -------     -------     -------     ------     ------
INVESTMENT ACTIVITIES
 Net investment income........      0.24        0.26        0.23        0.23        0.19        0.23       0.26       0.23
 Net realized and unrealized
   gains from investments.....      7.77        2.20        2.26        0.58        2.09        2.34       1.20       0.84
                                --------     -------     -------     -------     -------     -------     ------     ------
 Total from Investment
   Activities.................      8.01        2.46        2.49        0.81        2.28        2.57       1.46       1.07
                                --------     -------     -------     -------     -------     -------     ------     ------
DISTRIBUTIONS
 Net investment income........     (0.24)      (0.26)      (0.23)      (0.23)      (0.20)      (0.23)     (0.26)     (0.22)
 Net realized gains...........     (0.49)      (0.19)         --       (0.41)      (0.20)      (0.92)     (0.21)     (0.04)
 In excess of net realized
   gains......................        --          --          --       (0.23)         --          --         --         --
                                --------     -------     -------     -------     -------     -------     ------     ------
 Total Distributions..........     (0.73)      (0.45)      (0.23)      (0.87)      (0.40)      (1.15)     (0.47)     (0.26)
                                --------     -------     -------     -------     -------     -------     ------     ------
NET ASSET VALUE, END OF
 PERIOD.......................  $  28.23     $ 20.95     $ 18.94     $ 16.68     $ 16.74     $ 14.86     $13.44     $12.45
                                ========     =======     =======     =======     =======     =======     ======     ======
Total Return (excludes sales
 charge)......................     39.02%      13.10%      15.10%       4.87%      15.53%      20.66%     12.52%      9.41%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)......................  $149,838     $93,584     $68,501     $54,744     $41,347     $15,707     $7,853     $3,161
 Ratio of expenses to average
   net assets.................      1.06%       1.05%       1.07%       0.79%       0.80%       0.91%      0.79%      1.22%
 Ratio of net investment
   income to average net
   assets.....................      0.99%       1.30%       1.35%       1.36%       1.17%       1.61%      2.21%      1.92%
 Ratio of expenses to average
   net assets*                      1.10%       1.13%       1.15%       1.24%       1.28%       1.36%      1.58%      2.32%
 Ratio of net investment
   income to average net
   assets*....................      0.95%       1.22%       1.27%       0.90%       0.69%       1.16%      1.42%      0.82%
PORTFOLIO TURNOVER............     10.30%       8.22%      14.25%       5.83%      10.22%      24.99%     14.41%     14.00%
 Average commission rate paid
   (d)........................  $ 0.0760     $0.0827          --          --          --          --         --         --


                                DECEMBER 1,
                                  1988 TO
                                 JULY 31,
                                  1989(a)
                                -----------
                                <C
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $ 10.00
                                  -------
INVESTMENT ACTIVITIES
 Net investment income........       0.14
 Net realized and unrealized
   gains from investments.....       1.64
                                  -------
 Total from Investment
   Activities.................       1.78
                                  -------
DISTRIBUTIONS
 Net investment income........      (0.14)
 Net realized gains...........         --
 In excess of net realized
   gains......................         --
                                  -------
 Total Distributions..........      (0.14)
                                  -------
NET ASSET VALUE, END OF
 PERIOD.......................    $ 11.64
                                  =======
Total Return (excludes sales
 charge)......................      17.79%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)......................    $ 2,523
 Ratio of expenses to average
   net assets.................       1.41%(b)
 Ratio of net investment
   income to average net
   assets.....................       1.98%(b)
 Ratio of expenses to average
   net assets*                       2.65%(b)
 Ratio of net investment
   income to average net
   assets*....................       0.74%(b)
PORTFOLIO TURNOVER............       1.13%
 Average commission rate paid
   (d)........................         --


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                                                      BALANCED FUND
                                                 --------------------------------------------------------
                                                                                                             DECEMBER 19,
                                                                   YEAR ENDED JULY 31,                         1991 TO
                                                 --------------------------------------------------------      JULY 31,
                                                   1997        1996        1995        1994        1993        1992(a)
                                                 --------    --------    --------    --------    --------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $  13.03    $  12.76    $  11.81    $  11.86    $  11.12      $  10.00
                                                 --------    --------    --------    --------    --------      --------
INVESTMENT ACTIVITIES
  Net investment income........................      0.48        0.47        0.47        0.42        0.44          0.27
  Net realized and unrealized gains from
    investments................................      2.78        0.58        1.24        0.18        0.80          1.09
                                                 --------    --------    --------    --------    --------      --------
  Total from Investment Activities.............      3.26        1.05        1.71        0.60        1.24          1.36
                                                 --------    --------    --------    --------    --------      --------
DISTRIBUTIONS
  Net investment income........................     (0.50)      (0.47)      (0.46)      (0.42)      (0.45)        (0.24)
  Net realized gain............................     (0.58)      (0.31)      (0.30)      (0.23)      (0.05)           --
                                                 --------    --------    --------    --------    --------      --------
  Total Distributions..........................     (1.08)      (0.78)      (0.76)      (0.65)      (0.50)        (0.24)
                                                 --------    --------    --------    --------    --------      --------
NET ASSET VALUE, END OF PERIOD.................  $  15.21    $  13.03    $  12.76    $  11.81    $  11.86      $  11.12
                                                 ========    ========    ========    ========    ========      ========
Total Return (excludes sales charge)...........     26.42%       8.37%      15.27%       5.13%      11.47%        13.71%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)............  $372,769    $338,425    $295,509    $236,306    $179,134      $143,813
  Ratio of expenses to average net assets......      1.05%       0.98%       0.94%       0.84%       0.84%         0.83%(b)
  Ratio of net investment income to average net
    assets.....................................      3.49%       3.61%       3.91%       3.56%       3.90%         4.45%(b)
  Ratio of expenses to average net assets*.....      1.10%       1.11%       1.12%       1.11%       1.12%         1.17%(b)
  Ratio of net investment income to average net
    assets*....................................      3.44%       3.48%       3.73%       3.28%       3.62%         4.10%(b)
PORTFOLIO TURNOVER.............................     25.00%      20.47%      16.97%      14.43%      11.09%        23.18%
  Average commission rate paid (d).............  $ 0.0734    $ 0.0773          --          --          --            --


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                                                             EQUITY INCOME FUND
                                                                             ------------------
                                                                               MARCH 20, 1997
                                                                                     TO
                                                                              JULY 31, 1997(a)
                                                                             ------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................        $  10.00
                                                                                  --------
INVESTMENT ACTIVITIES
  Net investment income...................................................            0.07
  Net realized and unrealized gains from investments......................            1.71
                                                                                  --------
  Total from Investment Activities........................................            1.78
DISTRIBUTIONS
  Net investment income...................................................           (0.06)
  Net realized gain.......................................................              --
                                                                                  --------
  Total Distributions.....................................................           (0.06)
                                                                                  --------
NET ASSET VALUE, END OF PERIOD............................................           11.72
                                                                                  ========
Total Return (excludes sales charge)......................................           17.81%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000).......................................        $ 22,273
  Ratio of expenses to average net assets.................................            1.30%(b)
  Ratio of net investment income to average net assets....................            2.13%(b)
  Ratio of expenses to average net assets*................................            1.51%(b)
  Ratio of net investment income to average net assets*...................            1.92%(b)
PORTFOLIO TURNOVER........................................................           27.38%
  Average commission rate paid (d)........................................        $ 0.0600


------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                                                            CAPITAL GROWTH FUND
                                                                           ----------------------
                                                                               AUGUST 4, 1997
                                                                           TO OCTOBER 31, 1997(A)
                                                                           ----------------------
                                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................................          $  10.00
                                                                                   -------
INVESTMENT ACTIVITIES
  Net investment income.................................................             (0.01)
  Net realized and unrealized gains (losses) from investments...........             (0.37)
                                                                                   -------
  Total from Investment Activities......................................             (0.38)
                                                                                   -------
DISTRIBUTIONS
  Net investment income.................................................              0.00
  Net realized gains....................................................              0.00
                                                                                   -------
  Total Distributions...................................................              0.00
                                                                                   -------
NET ASSET VALUE, END OF PERIOD..........................................          $   9.62
                                                                                   =======
Total Return (excludes sales charge)....................................             (3.80%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000).....................................          $  2,046
  Ratio of expenses to average net assets...............................              1.70%(c)
  Ratio of net investment income to average net assets..................             (0.62%)(c)
  Ratio of expenses to average net assets*..............................              2.38%(c)
  Ratio of net investment income to average net assets*.................             (1.30%)(c)
PORTFOLIO TURNOVER......................................................             21.82%
  Average commissions rate paid (d).....................................            0.0416


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) On September 1, 1997 the Shareholders of the Fund exchanged their Shares for either the Fund's Classic Shares or Premier Shares. For the period ended October 31, 1997, the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period August 4, 1997 through August 31, 1997 were allocated to each Class of Shares based upon the relative net assets of each Class of Shares as of September 1, 1997, and the results combined therewith the results of operations and distributions for each applicable Class for the period September 1, 1997 through October 31, 1997.


(b) Not annualized.


(c) Annualized.


(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

                       INVESTMENT OBJECTIVE AND POLICIES


  The investment objective of each Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION--Miscellaneous" in this Prospectus). There can be, of course, no assurance that any Fund will achieve its investment objective.


THE PRIME OBLIGATIONS AND U.S. TREASURY FUNDS


  The investment objective of the Prime Obligations Fund and the U.S. Treasury Fund is to seek current income with liquidity and stability of principal. Although the Prime Obligations Fund and the U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund.


  Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each Money Market Fund invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The dollar-weighted average maturity of the securities in each Money Market Fund will not exceed 90 days.

  THE PRIME OBLIGATIONS FUND invests in U.S. dollar-denominated, high-quality short-term debt instruments. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.


  The Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

  The Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

  Variable amount master demand notes in which the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

  The Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940.

  The Prime Obligations Fund may also invest in short-term municipal obligations.


  THE U.S. TREASURY FUND invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility then ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.


THE BOND FUND AND LIMITED MATURITY FUND


  THE BOND FUND seeks current income consistent with the preservation of capital. The Bond Fund invests in long-term bonds and other fixed-income securities. The Bond Fund's investments primarily consist of, but are not limited to, debt obligations such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO, or including all subclassifications indicated by modifiers of such "A" ratings. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

  The Bond Fund invests in fixed-income securities with a maturity in excess of one year, except for amounts held in cash equivalents. Fixed-income securities can have maturities of thirty years or more. The Bond Fund will invest at least 65% of the value of its total assets in bonds (including debentures), except that, when market conditions indicate a temporary defensive investment strategy as determined by the Advisor, more than 35% of the Bond Fund's total assets may be held in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, bank money market deposit accounts and money market mutual funds. The Bond Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.


  THE LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Limited Maturity Fund invests in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund.


  The Limited Maturity Fund's investments consist primarily of, but are not limited to, debt securities such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.



  Under normal circumstances, the Limited Maturity Fund will invest at least 65% of the value of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by The Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund. The remainder of the Limited Maturity Fund's assets will be invested in cash, cash equivalents and government and corporate bonds, including without limitation cash or money-market instruments, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, obligations of the U.S. government and its agencies, bank money market deposit accounts and money market mutual funds. The Limited Maturity Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings. At times, the Advisor may determine that it is not in the best interests of Shareholders of the Limited Maturity Fund to invest 65% of The Limited Maturity Fund's total assets in bonds, debentures, notes and other debt securities. At such times, the Fund may follow the temporary defensive investment strategy of investing more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year. There is no way to predict when, or for how long, the Limited Maturity Fund may pursue such a defensive investment strategy.

  At the time of purchase of a debt security with a stated or remaining maturity in excess of five years from the date of purchase by the Limited Maturity Fund, the Limited Maturity Fund may acquire a "put" with respect to such debt securities. Under a "put", the Limited Maturity Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Limited Maturity Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. A put will be sold, transferred, or assigned by the Limited Maturity Fund only with the underlying debt security. The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

MASTER DEMAND NOTES


  The Bond and Limited Maturity Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of their temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by an Income Fund, but are not marketable to third parties. Master demand notes are direct lending arrangements between an Income Fund and the issuer of such notes. The quality of master demand notes will be reviewed by the Advisor of the Income Funds at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Bond Fund and the Limited Maturity Fund set forth above for commercial paper.


VARIABLE AND FLOATING RATE NOTES

  The Bond Fund and the Limited Maturity Fund may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by an Income Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to an Income Fund will approximate their par value.


  It is anticipated that the only non-income producing securities to be held in the Bond Fund and Limited Maturity Fund will be zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury Bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Maturity Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Maturity Fund's total assets.


  An increase in interest rates will generally reduce the value of the investments in the Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

THE GOVERNMENT INCOME FUND


  THE GOVERNMENT INCOME FUND seeks current income consistent with preservation of capital. The Government Income Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in other types of debt securities, preferred stocks and options. Consistent with the foregoing, under normal market conditions, the Government Income Fund will invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, which the Advisor deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of each NRSRO, see the Appendix to the Statement of Additional Information.


  The Government Income Fund may also hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities that are rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS


  The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund includes obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. government, but not supported by such full faith and credit. Obligations of the U.S. Treasury include "stripped" U.S. Treasury Obligations such as Treasury Receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.



  Obligations of certain agencies and instrumentalities of the U.S. government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.



  The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corpo-ration within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.


MORTGAGE-RELATED SECURITIES--IN GENERAL

  Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES

  The Government Income Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Advisor determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Advisor's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities in which the Government Income Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations. The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").


  CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.


  The Stripped Mortgage Securities held by the Fund will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

  In reliance on a recent staff interpretation, the Government Income Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Government Income Fund selects CMOs or REMICs that do not meet the above requirements, the Government Income Fund's investment in such securities will be subject to the limitations on its investment in investment company securities as set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

  The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

THE TAX EXEMPT FUND, FLORIDA FUND AND MUNICIPAL BOND FUND

  THE TAX EXEMPT FUND seeks as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities") and which generally have remaining maturities of one year or less. The Tax Exempt Fund may also invest up to 10% of the value of its total assets in the securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. The Tax Exempt Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of such money market mutual funds. Additional restrictions on the Tax Exempt Fund's investments in the securities of such money market funds are contained in the Statement of Additional Information. As a fundamental policy, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax.

  Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of the Tax Exempt Fund. The Tax Exempt Fund invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which the Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable rate and floating rate instruments subject to demand features may bear longer maturities. The dollar-weighted average maturity of the securities in the Tax Exempt Fund will not exceed 90 days.

  The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax Exempt Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial advisor to determine whether investment in the Tax Exempt Fund would be appropriate.

  THE FLORIDA FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Florida Fund invests primarily in bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not treated as a preference item for purposes of the federal alternative minimum tax for individuals, and is exempt from the Florida Intangible Personal Property Tax ("Florida Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in Florida Municipal Securities.

  THE MUNICIPAL BOND FUND seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital. The Municipal Bond Fund invests primarily in Munici-pal Securities, as defined above. As a fundamental policy, under normal market conditions at least 80% of the Municipal Bond Funds' net assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, under normal market conditions at least 65% of the Municipal Bond Fund's total assets will be invested in bonds.


  It is a fundamental policy that, under normal market conditions, the Tax Exempt Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). Under normal market conditions, the Florida Fund and the Municipal Bond Fund may invest up to 20% of its net assets in Taxable Obligations. The Florida Fund may also invest in Municipal Securities. At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities or Florida Municipal Securities (hereinafter referred to collectively as "Eligible Municipal Securities"), pursuing the Funds' basic investment strategies is inconsistent with the best interests of the Shareholders of the Funds. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Funds' investment objectives. With regard to the Tax Exempt Fund, the Advisor may increase its holdings in short-term Taxable Obligations to over 20% of its total assets and hold uninvested cash reserves pending investment. With regard to the Tax-Free Funds, the Advisor may increase each Fund's holdings in Taxable Obligations to over 20% of each Fund's net assets, and with respect to the Florida Fund, increase its holdings in Municipal Securities to over 20% of net assets, and by holding uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Funds' quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.


  The Tax Exempt Fund and the Tax-Free Funds may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Eligible Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

  The Tax Exempt Fund will invest only in those Municipal Securities and other obligations which are considered by the Advisor, pursuant to guidelines approved by the Board of Trustees, to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiplerated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Tax Exempt Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

  The Tax-Free Funds may invest in Eligible Municipal Securities that are rated at the time of purchase within the three highest rating groups assigned by a nationally recognized statistical rating organization (an "NRSRO"). The Tax-Free Funds may also purchase Eligible Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Trust's Board of Trustees. Eligible Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the securities. The applicable ratings are described in the Appendix to the Statement of Additional Information.

  The two principal classifications of Eligible Municipal Securities that may be held by the Tax-Free Funds and the Tax Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Eligible Municipal Securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

  Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax Exempt Fund, the Tax-Free Funds nor the Advisor will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

  Although the Municipal Bond Fund and the Tax Exempt Fund do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that a Fund's assets are concentrated in Municipal Securities that are so related, a Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Fund's assets were not so concentrated.

  The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Tax-Free Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the TaxFree Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.


  The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The Advisor will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.


  Municipal Securities purchased by the Tax Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. The Tax-Free Funds may also acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

  The Tax Exempt Fund and the Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Tax-Free Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

  An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

THE MUNICIPAL BOND FUND--CONCENTRATION

  The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Mu-nicipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA


  Alabama ranks twenty-second in the nation in total population, with over four million residents in 1995. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 4.0% for the period from 1992 to 1994. Alabama's per capita income in 1995 was $19,209, 82.8% of U.S. per capita income. Currently Alabama's general obligations are rated Aa by Moody's and AA by Standard and Poor's.


BALANCED BUDGET AND PRO-RATION PROCEDURES

  Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

  Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds--the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

  Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs--principally for highways, education and improvements to the State Docks-- through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

GENERAL OBLIGATION WARRANTS

  Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

  The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under sec.222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of sec.222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

  County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

LIMITED TAXING AUTHORITY

  Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

  Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS

  Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

CHALLENGE TO EDUCATION FUNDING

  On April 1, 1993, Montgomery Circuit Court Judge Gene Reese ruled that an unconstitutional disparity exists among Alabama's school districts because of inequitable distribution of tax funds. Judge Reese issued an order calling for a new design for the distribution of funds for educational purposes as well as a new system for funding public education.

  On January 10, 1997, the Alabama Supreme Court affirmed Judge Reese's ruling. The court stated that the Alabama Legislature must develop a plan within one year to correct the unconstitutional disparity. Any allocation of funds away from school districts could impair the ability of such districts to service debt.

THE FLORIDA FUND--DIVERSIFICATION AND CONCENTRATION

  The Florida Fund is a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter, (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by in the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may each invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA

  Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated AA by both Moody's and Standard and Poor's.

  The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

  South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

  The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

SOURCES OF STATE AND LOCAL REVENUES

  Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.

  Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principle sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state

Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventually lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

  Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

TYPES OF INDEBTEDNESS

  The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS

  As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

                           CAPITAL APPRECIATION FUNDS

  The Advisor will seek to invest in equity securities which are believed to represent investment value. Factors which the Advisor may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

  The Advisor to the Equity, Regional Equity, and Balanced Funds will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Funds. In the selection of the investments for the Equity, Regional Equity, and Balanced Funds, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by a Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of a Fund, in which case invested capital of a Capital Appreciation Fund in an individual security or group of securities may not appreciate for an extended period.

  In managing the Capital Growth Fund and Small Cap Fund, the Advisor will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

  The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

  Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

  Most companies in which the Equity, Regional Equity, Balanced, Capital Growth, and Equity Income Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.


  THE EQUITY FUND seeks capital appreciation by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to be undervalued. The production of current income is an incidental objective of the Fund. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."



  THE REGIONAL EQUITY FUND seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Regional Equity Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by the Advisor to be undervalued of companies headquartered in the Southern Region of the United States, which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of current income is an incidental objective of the Fund. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."


  There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

  THE BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Balanced Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by the Advisor to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by an NRSRO at the time of purchase, or if not rated, found the by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Advisor, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."

  It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

  The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of the Advisor to judge and react to changing market conditions.


  THE CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term. The Capital Growth Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment. The Capital Growth Fund may also write covered call options. See "Options."

  THE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of less than $1 billion determined at the time the security is purchased. Under normal market conditions, the Small Cap Fund may invest up to 35% of the value of its total assets in common stock and securities convertible into common stocks of companies with a market capitalization of greater than $1 billion determine at the time the security is purchased, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, Small Cap Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."


  While small capital company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small capital company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid-to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

  The Small Cap Fund may also invest in investment grade debt securities, that is, securities rated "BBB" or higher by an NRSRO at the time of purchase. If the rating of a security falls below investment grade, the Advisor will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. See the Appendix to the Statement of Additional Information for a discussion of rating categories.

  The Small Cap Fund is managed in accordance with a value philosophy. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of the Advisor's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The basis and quantification of the economic worth, or basic value of individual companies reflects the Advisor's assessment of a company's assets and the company's prospects for earning growth over the next 1 1/2-to-3 years. The Advisor relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

  THE EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity Income Fund may also write covered call options. See "Options."


  The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.

REAL ESTATE INVESTMENT TRUSTS

  The Capital Growth Fund, Small Cap Fund, and Equity Income Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

CONVERTIBLE SECURITIES

  Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

  Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

  Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Advisor's credit analysis than would be the case if the Equity Income Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Equity Income Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

  Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

  The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Advisor or Sub-Advisor, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

                               OTHER INVESTMENTS

FOREIGN INVESTMENTS

  The Prime Obligations Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

  The Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.


  The Prime Obligations Fund may also invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.


  The Bond Fund may invest up to 20% of the value of its total assets and the Limited Maturity Fund may invest up to 30% of its total assets in debt securities of foreign issuers. Each Capital Appreciation Fund may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. The Bond Fund, the Limited Maturity Fund, and the Capital Appreciation Funds may also invest in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper.

  Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. To the extent that a Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Income Funds will not hold foreign currency as a result of such investments.

INSURANCE COMPANY FUNDING AGREEMENTS

  The Prime Obligations Fund, the Bond Fund, and the Limited Maturity Fund may invest in funding agreements, also known as guaranteed investment contracts, ("Funding Agreements") issued by insurance companies. Pursuant to such agreements, the Bond Fund and Limited Maturity Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Prime Obligations Fund, the Bond Fund and the Limited Maturity Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, on any insurer, guarantor, or provider of credit support for the instrument and (ii) with respect to the Prime Obligations Fund, if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. The Bond Fund and the Limited Maturity Fund may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because a Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, a Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 10% of the Prime Obligations Fund's net assets and 15% of the Bond Fund or Limited Maturity Fund's net assets. With regard to the Prime Obligations Fund, in determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

  The Prime Obligations Fund, the Bond Fund and the Limited Maturity Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

  Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

  Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS generally have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

  Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund. The Bond Fund and the Limited Maturity Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

                             INVESTMENT TECHNIQUES

OPTIONS


  The Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Capital Appreciation Funds may engage in writing call options from time to time as the Advisor or Sub-Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, a Fund effects a closing purchase transaction so as to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transactions so as to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.


  From time to time, the Bond Fund and the Limited Maturity Fund may also purchase call options on any of the types of securities in which each Fund may invest. A purchased call option gives a Fund the right to buy and obligates the seller to sell the underlying security at a specified exercise price during the option period. Purchasing call options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

  From time to time, the Bond Fund and the Balanced Fund may purchase put options as the Advisor deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Bond Fund and the Balanced Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Balanced Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to puts (thus reducing the yield to maturity otherwise available for the same securities). The Bond Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.


  For a discussion of the Limited Maturity Fund's ability to acquire puts, see "The Bond Fund and the Limited Maturity Fund" in this Prospectus.


  For discussion of the Tax Exempt Fund's and the Tax-Free Funds' ability to acquire puts, see "The Tax-Free Fund, the Florida Fund and the Municipal Bond Fund" in this Prospectus.

WHEN-ISSUED SECURITIES

  The Tax Exempt Fund, the Income Funds and the Capital Appreciation Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event that a Fund's commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Fund's liquidity and the Advisor's or Sub-Advisor's ability to manage it might be adversely affected. The Funds do not intend to purchase "when-issued" securities for speculation purposes, but only for the purpose of acquiring portfolio securities.

REPURCHASE AGREEMENTS

  Securities held by each Fund may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse purchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities.

OTHER INVESTMENT PRACTICES


  Each Income Fund and Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund, the U.S. Treasury Fund (and, with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund), provided that no more than 10% of each Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the a Fund in the Prime Obligations Fund and the U.S. Treasury Fund (and with respect to the Tax-Free Funds, the AmSouth Tax-Exempt Fund), the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds that are attributable to those Fund investments. The Advisor and the Administrator will promptly forward such fees to the Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Money Market Funds are contained in the Statement of Additional Information.


  In order to generate additional income, the Bond Fund, Limited Maturity Fund, Government Income

Fund and the Capital Appreciation Funds may, from time to time, lend its securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject the Funds to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, each Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor or Sub-Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to each Fund. During the time securities of a Fund are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While the Funds do not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  The Government Income Fund and the Capital Appreciation Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Government Income Fund in order to take advantage of what the Advisor or Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Government Income Fund and its transaction costs. The Bond Fund and Limited Maturity Funds will not purchase securities solely for the purpose of short-term trading.

  Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.

  The portfolio turnover of each Capital Appreciation Fund and Income Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders. Portfolio turnover for the Capital Growth Fund, Small Cap Fund, and Equity Income Fund is not expected to exceed 200% in the coming year.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund. See "GENERAL INFORMATION--Miscellaneous" in this Prospectus.


  THE PRIME OBLIGATIONS FUND MAY NOT:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.



  2. Purchase any securities which would cause more than 25% of the value of the Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.



  THE U.S. TREASURY FUND MAY NOT:


  1. Purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

  THE TAX EXEMPT FUND MAY NOT:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.


  2. Purchase any securities which would cause 25% or more of the Tax Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

  3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax Exempt Fund will look for payment of the exercise price.

  4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Tax Exempt Fund's assets.

  THE BOND FUND, LIMITED MATURITY FUND, GOVERNMENT INCOME FUND, MUNICIPAL BOND FUND AND THE CAPITAL APPRECIATION FUNDS MAY NOT:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

  THE INCOME FUNDS AND THE CAPITAL APPRECIATION FUNDS MAY NOT:


  1. Purchase any securities which would cause more than 25% of the value of such Income Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Maturity Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


  THE TAX-FREE FUNDS MAY NOT:

  1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.

  THE MONEY MARKET FUNDS, INCOME FUNDS, AND CAPITAL APPRECIATION FUNDS MAY NOT:

  1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                              VALUATION OF SHARES


  The net asset value of each Income Fund and Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of such Fund. The net asset value of each of the Prime Obligations Fund and the U.S. Treasury Fund is determined and its Shares are priced as of 1:00 p.m. and 4:00 p.m., Eastern time ("Valuation Times") on each Business Day of such Fund. The net asset value of the Tax Exempt Fund is determined and its Shares are priced as of 12:00 noon and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class. The net asset value per Share of each Income Fund and Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

  The securities in each Income Fund and Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Income Funds and Capital Appreciation Funds, see the Statement of Additional Information.

  The assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Fund are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


  Each Fund, except the U.S. Treasury Fund and the Tax Exempt Fund, has been divided into three classes of Shares: Premier Shares, Classic Shares and Class B Shares. Class B Shares are not currently offered in the Limited Maturity Fund, Government Income Fund, Florida Fund and Municipal Bond Fund. The U.S. Treasury Fund and the Tax Exempt Fund are divided into two classes of Shares: Premier Shares and Classic Shares. The three classes of a particular Fund (or two classes with respect to the U.S. Treasury Fund and the Tax Exempt Fund) represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.


PURCHASES OF PREMIER SHARES

  Shares of the Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth.

  These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Am-

South and its Customer are invested by the Distributor in Shares of a Money Market Fund.

  Premier Shares of the Trust sold to AmSouth on behalf of Customers will normally be held of record by AmSouth. With respect to Shares so sold, it is the responsibility of AmSouth to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by AmSouth and reflected in the account statements provided by AmSouth to Customers.

  Premier Shares of each Fund are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Money Market Fund Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

  Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. With respect to the Income Funds and the Capital Appreciation Funds, an order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.


  With respect to the Money Market Funds, an order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of the Prime Obligations Fund and the U.S. Treasury Fund purchased before 1:00 p.m., Eastern time, begin earning dividends on the same Business Day. Shares of the Tax Exempt Fund purchased before 12:00 noon, Eastern time, begin earning dividends on the same Business Day. All Shares of a Money Market Fund continue to earn dividends through the day before their redemption.



  In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.


  There is no sales charge imposed by the Trust in connection with the purchase of Premier Shares of a Fund. Sales charges apply to purchases of other classes. Depending upon the terms of a particular Customer account, AmSouth may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges can be obtained from AmSouth. This Prospectus should be read in conjunction with any such information received from AmSouth.

  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. Reports of purchases, redemptions and exchanges of Shares by AmSouth on behalf of its Customers will be sent by AmSouth to its Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

EXCHANGE PRIVILEGE


  EXCHANGES BETWEEN CLASSES OF A FUND



  Premier Shares of a Fund may be exchanged for Classic Shares of the same Fund, if the Shareholder ceases to be eligible to purchase Premier Shares. Premier Shares of a Fund may not be exchanged for Class B Shares. A sales charge is not imposed when Premier Shares are exchanged for Classic Shares of the same Fund. An exchange of Premier Shares for Classic Shares of the same Fund will not be a taxable event for a Shareholder.



  EXCHANGES BETWEEN FUNDS



  Premier Shares of a Fund may be exchanged for Premier Shares of another Fund, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Premier Shares. Alternatively, Premier Shares of a Fund may be exchanged for Classic Shares of another Fund if a Shareholder is no longer eligible to purchase Premier Shares.



  An exchange of Premier Shares of one Fund for Premier or Classic Shares of another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss.



  ADDITIONAL INFORMATION ABOUT EXCHANGES



  The Trust does not impose a charge for processing exchanges of its Premier Shares. All exchanges will be effected based on the relative net asset value next determined after the exchange order is received. Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares of the Funds may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.



  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.


DIRECTED DIVIDEND OPTION


  Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.


  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

CHECK WRITING SERVICE

  A Shareholder may write checks on his or her Prime Obligations Fund account for $1,000 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks drawn on Huntington National Bank. The check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder should not use a check to close his or her account. The Shareholder's account will be charged a fee on stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at AmSouth. For example, if a Customer has agreed with AmSouth to maintain a minimum balance in his or her account with AmSouth, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or AmSouth may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.


REDEMPTION BY TELEPHONE


  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized account.



  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO

PURCHASE AND REDEEM SHARES--Redemption by Mail."


PAYMENTS TO SHAREHOLDERS


  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in an Income Fund and a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Income Fund and Capital Appreciation Fund Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Income Fund or Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. To the greatest extent possible, the Trust will attempt to honor requests from Money Market Fund Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon, Eastern time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "VALUATION--Valuation of the Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES


  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, a Fund will not have to pay federal income taxes on net income and net capital gain income that it distributes to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net income and net capital gain income.


  The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Additional Tax Information."

  The following discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The following is also intended only as a brief summary of some of the important tax considerations generally affecting the Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described below.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.


THE MONEY MARKET FUNDS



  The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.



INFORMATION SPECIFIC TO THE PRIME OBLIGATIONS FUND AND THE U.S. TREASURY FUND



  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of the Prime Obligations Fund and the U.S. Treasury Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends-received deduction for corporate shareholders. The Prime Obligations Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any

"capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.


THE INCOME FUNDS

  A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


INFORMATION SPECIFIC TO THE BOND FUND, THE LIMITED MATURITY FUND AND THE GOVERNMENT INCOME FUND



  Distributions by the Bond Fund, the Limited Maturity Fund and the Government Income Fund of ordinary income and/or an excess of short-term capital gain over net long-term loss are taxable to shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.



  Distributions designated by the Bond Fund, the Limited Maturity Fund and the Government Income Fund as derived from net gains on securities held for more than one year, but not more than 18 months, or, from net gains on securities held for more than 18 months, are taxable to Shareholders as such regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.



  Prior to purchasing Shares of the Bond Fund, the Limited Maturity Fund or the Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.



  Dividends received by a Shareholder that are derived from the Bond Fund's, the Limited Maturity Fund's or the Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

  A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months. If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, Limited Maturity Fund, and Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.


  The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, the Limited Maturity Fund and the Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.



INFORMATION SPECIFIC TO THE TAX EXEMPT FUND, THE FLORIDA FUND AND THE MUNICIPAL BOND FUND



  Shareholders of the Tax Exempt Fund and the Tax-Free Funds may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.



  Dividends from the Tax Exempt and Tax-Free Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends received by the Shareholder (excluding capital gain dividends received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under
Section 852(b)(3)(D) of the Code). It is anticipated that distributions from the Tax Exempt and Tax-Free Funds will not be eligible for the dividends-received deduction for corporate shareholders.


  Gains on the sale of Shares in the Tax Exempt and Tax-Free Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt interest dividend.

  The Tax Exempt Fund and the Tax-Free Funds may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.


  Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.


ALABAMA TAXES


  Section 40-18-14(2)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.



  Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.


  The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

FLORIDA TAXES

  The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

  In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A ruling confirming this tax treatment is being sought from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.

  The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders. Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.


THE CAPITAL APPRECIATION FUNDS


  The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


  A distribution to a Shareholder of net investment income (generally the Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations that meet the holding period requirements in the Code to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.



  A distribution designated by a Capital Appreciation Fund as deriving from net gains on securities held for more than one year but not more than 18 months or from net gains on securities held for more than 18 months is taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.


  Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividend or distribution may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.

  Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

  A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                  POSITION(S) HELD               PRINCIPAL OCCUPATION
       NAME AND ADDRESS            WITH THE TRUST               DURING THE PAST 5 YEARS
------------------------------   ------------------   -------------------------------------------
George R. Landreth*                   Chairman        From December 1992 to present, employee of
BISYS Fund Services                                   BISYS Fund Services, Limited Partnership;
3435 Stelzer Road                                     from July 1991 to December 1992, employee
Columbus, OH 43219                                    of PNC Financial Corp.; from October 1984
                                                      to July 1991, employee of The Central Trust
                                                      Co., N.A.
Dick D. Briggs, Jr., M.D.             Trustee         From September 1989 to present, Emeritus
459 DER Building                                      Professor and Eminent Scholar Chair, Univ.
1808 7th Avenue South                                 of Alabama at Birmingham; from October 1979
UAB Medical Center                                    to present, Physician, University of
Birmingham, Alabama 35294                             Alabama Health Services Foundation; from
                                                      1981 to 1995, Professor and Vice Chairman,
                                                      Department of Medicine, University of
                                                      Alabama at Birmingham School of Medicine;
                                                      from June 1988 to October 1992, President,
                                                      Chief Executive Officer and Medical
                                                      Director, University of Alabama Health
                                                      Services Foundation
Wendell D. Cleaver                    Trustee         From September 3, 1993 to present, retired;
209 Lakewood Drive, West                              from December 1988 to August, 1993,
Mobile, Alabama 36608                                 Executive Vice President, Chief Operating
                                                      Officer and Director, Mobile Gas Service
                                                      Corporation
J. David Huber*                       Trustee         From June 1987 to present, employee of
BISYS Fund Services                                   BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
Homer H. Turner, Jr.                  Trustee         From June 1991 to present, retired; until
751 Cary Drive                                        June 1991, Vice President, Birmingham
Auburn, Alabama 36830                                 Division, Alabama Power Company
James H. Woodward, Jr.                Trustee         From 1996 to present, Trustee, The Sessions
The University of North                               Group; from July 1989 to present,
  Carolina at Charlotte                               Chancellor, The University of North
Charlotte, North Carolina                             Carolina at Charlotte; from April 1997 to
28223                                                 present, Trustee, BISYS Variable Insurance
                                                      Funds; from August 1984 to July 1989,
                                                      Senior Vice President, University College,
                                                      University of Alabama at Birmingham


------------

  * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services , Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services , Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are employees and executive officers of BISYS Fund Services.

INVESTMENT ADVISOR


  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1997 of $18.1 billion and operated 272 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of September 30, 1997, AmSouth and its affiliates had over $8.2 billion in assets under discretionary management and provided custody services for an additional $20.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Funds, the Advisor manages the Funds (except with respect to the Equity Income
Fund), makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

  Brian B. Sullivan, CFA is the portfolio manager for the Bond Fund and, as such, has had primary responsibility for the day-to-day portfolio management of the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at AmSouth since 1984, and is currently Senior Vice President and Trust Investment Officer in charge of fixed income investments.


  John P. Boston, CFA, has been the portfolio manager for the Limited Maturity Fund since August, 1995, and of the Government Income Fund since inception and, as such, has primary responsibility for the day-to-day portfolio management of the Limited Maturity and Government Income Funds. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently a Vice President and Trust Investment Officer.


  Dorothy E. Thomas, CFA, is the portfolio manager for the Municipal Bond Fund and since May 15, 1997 is the portfolio manager for the Florida Fund, and as such, has primary responsibility for the day-to-day management of each Fund's portfolio. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over ten years and is currently Vice President and Trust Investment Officer.

  Pedro Verdu, CFA, is the portfolio manager for each Capital Appreciation Fund (except the Equity Income Fund) and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.


  Under investment advisory agreements between the Trust and the Advisor, the fee payable to the Advisor by each Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of: forty one hundredths of one percent (0.40%) of each Money Market Fund's average daily net assets; sixty-five one-hundredths of one percent (0.65%) of each Income Fund's average daily net assets; eighty one-hundredths of one percent (0.80%) of each of the Equity, Regional Equity, Balanced, Equity Income and Capital Growth Fund's average daily net assets; and ninety one-hundredths of one percent (0.90%) of the Small Cap Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. With respect to the Capital Appreciation Funds, while this fee may be higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.40% of the Prime Obligation Fund's average net assets, 0.40% of the U.S. Treasury Fund's average net assets and 0.20% of the Tax Exempt Fund's average net assets, after voluntary fee reductions with respect to the Tax Exempt Fund.



  During the Trust's fiscal year ended July 31, 1997, after voluntary fee reductions, the Advisor received investment advisory fees amounting to 0.50% of the Bond Fund's average net assets, 0.50% of the Limited Maturity Fund's average net assets, 0.30% of the Government Income Fund's average net assets, and 0.30% of the Florida Fund's average net assets. During the period from July 1, 1997 to July 31, 1997, after voluntary fee reductions, the Advisor received investment advisory fees amounting to 0.40% of the Municipal Bond Fund's average net assets.



  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets and 0.80% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 to July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Income Fund's average daily net assets.



  During the Trust's fiscal year ended July 31, 1996, the Advisor received investment advisory fees amounting to 0.40% of the Prime Obligation Fund's average net assets, 0.40% of the U.S. Treasury Fund's average net assets and 0.20% of the Tax Exempt Fund's average net assets, after voluntary fee reductions with respect to the Tax Exempt Fund.



  During the Trust's fiscal year ended July 31, 1996, after voluntary fee reductions, the Advisor received investment advisory fees amounting to 0.50% of the Bond Fund's average net assets, 0.50% of the Limited Maturity Fund's average net assets, 0.30% of the Government Income Fund's average net assets, and 0.30% of the Florida Fund's average net assets. The Municipal Bond Fund had not commenced operations as of July 31, 1996.



  During the Trust's fiscal year ended July 31, 1996, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets and 0.75% of the Balanced Fund's average daily net assets after voluntary fee reductions with respect to the Balanced Fund.


INVESTMENT SUB-ADVISOR

  Rockhaven Asset Management, LLC ("Rockhaven") serves as sub-advisor to the Equity Income Fund pursuant to a Sub-Advisory Agreement with the Advisor ("Sub-Advisor"). Under the Sub-Advisory Agreement, the Sub-Advisor manages the Fund, selects investments, and places all order for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with the Fund's investment objective, policies, and restrictions.

  Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.


  For its services and expenses incurred under the Sub-Advisory Agreement, the SubAdvisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.


  Mr. Wiles is the portfolio manager for the Equity Income Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.


  The cumulative total return for the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed that fund compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:



                        PRIOR PERFORMANCE OF THE CLASS A


                   SHARES OF THE FEDERATED EQUITY INCOME FUND



                                                                             S&P
                                                         FEDERATED           500        LIPPER EQUITY
                                                    EQUITY INCOME FUND+*    INDEX@    INCOME FUND INDEX#
                                                    --------------------    ------    ------------------
CLASS A SHARES (absent imposition of sales
  charge)
One Year.........................................           23.26%          26.34%           19.48%
Three Years......................................           17.03%          20.72%           15.09%
Five Years.......................................           16.51%          17.02%           14.73%
August 1, 1991 through January 31, 1997..........           17.25%          16.78%           14.99%

CLASS A SHARES (assuming imposition of the
  Federated Equity Income Fund's maximum sales
  charge)
One Year.........................................           16.48%
Three Year.......................................           14.85%
Five Year........................................           15.20%
August 1, 1991 through January 31, 1997..........           16.05%



------------


+ Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.



* During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares of the Federated Equity Income Fund ranged from 0.95% to 1.05 of the fund's average daily net assets. These operating expenses were lower than the projected operating expenses of the Premier Shares of the AmSouth Equity Income Fund. If the actual operating expenses of the Premier Shares of the AmSouth Equity Income Fund are higher than the historical operating expenses of the Class A Shares of the Federated Equity Income Fund, this could negatively affect performance.

@ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the U.S. stock market. The Index is adjusted to reflect reinvestment of dividends.


# The Lipper Equity Income Fund Index is equally weighted and composed of the largest mutual funds within its investment objective. These funds seek high current income and growth of income through investing 60% or more of their respective portfolios in equity securities.


  The Federated Equity Income Fund does not offer Premier Shares, therefore the performance data is shown for the Class A Shares, the shares most similar to Premier Shares. However, since the Premier Shares of the AmSouth Equity Income Fund do not impose a sales charge, the Federated Equity Income Fund performance data, absent the imposition of a sales charge, reflects the most comparable past performance.


  HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


  Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


ADMINISTRATOR AND DISTRIBUTOR

  ASO Service Company ("ASO") is the administrator for each Fund of the Trust and BISYS Fund Services ("BISYS") acts as the Trust's principal underwriter and distributor (the "Administrator" and the "Distributor," respectively). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


  The Administrator generally assists in all aspects of the Funds' administration and operation. Under management and administration agreements between the Trust, the fee payable by each Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, ASO received administration fees amounting to 0.20% of each Money Market Fund's average daily net assets. During the Trust's fiscal year ended July 31, 1997, ASO received administration fees, after voluntary fee reductions, amounting to 0.12% of the Bond Fund's average daily net assets; 0.12% of the Limited Maturity Fund's average daily net assets; 0.10% of the Government Income Fund's average daily net assets; 0.10% of the Florida Fund's average daily net assets; 0.11% of the Equity Fund's average daily net assets, 0.12% of the Regional Equity Fund's average daily net assets, and 0.11% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 (commencement of operations) through July 31, 1997, ASO received administration fees amounting to 0.20% of the Equity Income Fund's average daily net assets. For the period from July 1, 1997 (commencement of operations) through July 31, 1997, after voluntary fee reductions, ASO received administration fees amounting to 0.12% of the Municipal Bond Fund's average daily net assets.


SUB-ADMINISTRATORS


  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.


  BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

EXPENSES


  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.


  As a general matter, expenses are allocated to the Classic, Class B, and Premier Class of a Fund on the basis of the relative net asset value of each Class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the Class, are expenses under the Servicing Plan with respect to the Classic Shares and under the Distribution Plan with respect to the Class B Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE TRUST--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fourteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Municipal Bond Fund, the AmSouth Balanced Fund, the AmSouth Government Income Fund and the AmSouth Florida Tax-Free Fund. Each Fund, except the AmSouth Florida Tax-Free Fund, is diversified for purposes of the 1940 Act. Each Fund offers three classes of shares: Premier, Classic and Class B Shares, except the U.S. Treasury Fund and Tax Exempt Fund which offer only Premier Shares and Classic Shares. As of the date of this Prospectus, however, Class B Shares are not offered in the Limited Maturity Fund, Government

Income Fund, Florida Fund and Municipal Bond Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) only the holders of Classic Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Servicing Plan, and (iv) only the holders of Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS--Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.


  As of November 7, 1997, AmSouth, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of 98.89% of the outstanding Premier Shares of the Prime Obligations Fund, 99.88% of the outstanding Premier Shares of the U.S. Treasury Fund, and 99.97% of the outstanding Premier Shares of the Tax Exempt Fund. As of November 19, 1997, AmSouth was the beneficial owner of approximately 56.18% of the outstanding Premier Shares of the Prime Obligations Fund, 64.62% of the outstanding Premier Shares of the U.S. Treasury Fund and 57.56% of the outstanding Premier Shares of the Tax Exempt Fund, and may be deemed to be a "controlling person" of each of the Premier Shares of the Prime Obligations Fund and the Tax Exempt Fund within the meaning of the Investment Company Act of 1940.



  As of November 7, 1997, AmSouth, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of 99.94% of the outstanding Premier Shares of the Bond Fund, 99.98% of the outstanding Premier Shares of the Limited Maturity Fund, 99.99% of the outstanding Premier Shares of the Florida Fund, 99.72% of the outstanding Premier Shares of the Municipal Bond Fund and 99.99% of the outstanding Premier Shares of the Government Income Fund. As of November 19, 1997, AmSouth was the beneficial owner of approximately 76.79% of the outstanding Premier Shares of the Bond Fund 90.60% of the outstanding Premier Shares of the Florida Tax-Free Fund and 94.52% of the outstanding Premier Shares of the Municipal Bond Fund and may be deemed to be a "controlling person" of the Bond Fund and Florida Tax-Free Fund and Municipal Bond Fund within the meaning of the Investment Company Act of 1940.



  As of November 7, 1997, AmSouth Bank, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of approximately 99.98% of the outstanding Premier Shares of the Equity Fund, 99.97% of the outstanding Premier Shares of the Regional Equity Fund, 99.99% of the outstanding Premier Shares of the Balanced Fund, 99.98% of the outstanding Premier Shares of the Equity Income Fund and 99.99% of the outstanding Premier Shares of the Capital Growth Fund. As of November 19, 1997, AmSouth Bank was the beneficial owner of approximately 74.63% of the outstanding Premier Shares of the Equity Fund, 79.11% of the outstanding Premier Shares of the Regional Equity Fund, 14.56% of the outstanding Premier Shares of the Balanced Fund and 93.98% of the outstanding Premier Shares of the Capital Growth Fund, and may be deemed to be a "controlling person" of each of the above-mentioned Funds within the meaning of the Investment Company Act of 1940.

CUSTODIAN


  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.


TRANSFER AGENT AND FUND ACCOUNTING


  BISYS Funds Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.


PERFORMANCE INFORMATION

MUNICIPAL BOND FUND

  The Municipal Bond Fund commenced operations on July 1, 1997 subsequent to the transfer of assets by the Tax-Exempt Portfolio, a common trust fund, to the Municipal Bond Fund in exchange for shares of the Municipal Bond Fund. The Municipal Bond Fund's portfolio of investments on July 1, 1997 was the same as the portfolio of the Tax-Exempt Portfolio immediately prior to the transfer.


  The Tax-Exempt Portfolio is not a registered investment company as it is exempt from registration under the 1940 Act. Since, in a practical sense, the common trust fund constitutes a "predecessor" of the Fund, the Municipal Bond Fund calculates the performance for each Class of the Fund for periods commencing prior to the transfer of the Tax-Exempt Portfolio assets to the Municipal Bond Fund by including the Tax-Exempt Portfolio's total return adjusted to reflect the deduction of fees and expenses applicable to the Premier Shares of the Fund as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers).


  The Municipal Bond Fund from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical earnings, but past performance data is not necessarily indicative of future performance of the Fund.

                 COMPARATIVE PERFORMANCE INFORMATION REGARDING
              THE TAX-EXEMPT PORTFOLIO AND THE MUNICIPAL BOND FUND

                                      AVERAGE ANNUAL TOTAL RETURN*
FUND                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------   ------    -------    -------    --------
Tax-Exempt Portfolio.........................................    5.45%      5.21%      4.69%      5.92%

------------
* Figures were calculated pursuant to a methodology established by the SEC and do not reflect an imposition of a sales charge given that Premier Shares of the Municipal Bond Fund are not subject to a sales charge.

  The above-mentioned performance data includes the performance of the Tax-Exempt Portfolio for the period before the Municipal Bond Fund commenced operations adjusted to reflect the deduction of fees and expenses applicable to the Premier Shares of the Municipal Bond Fund (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). The Tax-Exempt Portfolio was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the Act and the Code. If the Tax-Exempt Portfolio had been registered under the 1940 Act, its performance may have been adversely affected. The investment objective, restrictions and guidelines of the Municipal Bond Fund are substantially similar to the Tax-Exempt Portfolio and both were managed by the same personnel.

MONEY MARKET FUNDS

  From time to time, the Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

  The "yield" of a Money Market Fund is based upon the income earned by the Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax Exempt Fund may also present its "tax equivalent yield" and "tax equivalent effective yield" which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax Exempt Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Tax Exempt Fund.

  Total return is calculated for the past year, five years (if applicable) and the period since the establishment of a Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

INCOME FUNDS AND CAPITAL APPRECIATION FUNDS

  From time to time performance information for the Premier Shares of a Fund showing its total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its total return and/or yield excluding the effect of the sales charge.


  Each of the Tax-Free Funds may also present its "tax equivalent yield" which reflects the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the Tax-Free Funds.


GENERAL

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for each Class of Shares. Because Premier Shares are not subject to a distribution and/or shareholder services fee, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

  Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.


  Information about each Fund's performance is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in Fund, operating expenses and market conditions. Yields and total return of each Fund will fluctuate. Any fees charged by AmSouth with respect to accounts investing in Shares of a Fund will not be included in performance calculations.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.


  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR

[AMSOUTH LOGO]
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

INVESTMENT SUB-ADVISORS
(Equity Income Fund only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

                                                  Page
                                                  ----
Fee Table......................................     3
Financial Highlights...........................     6
Investment Objective and Policies..............    19
Investment Techniques..........................    41
Investment Restrictions........................    43
Valuation of Shares............................    45
How to Purchase and Redeem Shares..............    46
Dividends and Taxes............................    51
Management of the AmSouth Mutual Funds.........    57
General Information............................    62

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


AS4P120197

                              AMSOUTH MUTUAL FUNDS
                              --------------------
                                 [AMSOUTH LOGO]
                                  AMSOUTH BANK
                               INVESTMENT ADVISOR


                                    PREMIER
                                     SHARES

                          [AMSOUTH MUTUAL FUNDS LOGO]

                                NOT FDIC INSURED

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated December 1, 1997

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                            Prospectus Caption

                    PROSPECTUS FOR AMSOUTH PRIME OBLIGATIONS
                      FUND, AMSOUTH U.S. TREASURY FUND AND
                             AMSOUTH TAX EXEMPT FUND

                        CLASSIC SHARES AND CLASS B SHARES


1.  Cover Page ..............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
     Information ............................                  Financial Highlights; General Information

                                                               - Performance Information

4.  General Description
     of Registrant ..........................                  The Trust; Investment Objective and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund ..................                  Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
     Other Securities .......................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
     Being Offered ..........................                  Valuation of Shares;
                                                               How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase ................                  How to Purchase and
                                                               Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS
                               MONEY MARKET FUNDS

                       CLASSIC SHARES AND CLASS B SHARES

3435 Stelzer Road                                     For current yield, purchase, and redemption
Columbus, Ohio 43219                                  information, call (800) 451-8382

  The AmSouth Mutual Funds Money Market Funds (the "Money Market Funds") are three of fourteen series of units of beneficial interest ("Shares") each representing interests in one of fourteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All securities or instruments in which the Money Market Funds invest have remaining maturities of 397 days or less. Each Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary.


  AMSOUTH PRIME OBLIGATIONS FUND (the "Prime Obligations Fund") seeks current income with liquidity and stability of principal. The Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.



  AMSOUTH U.S. TREASURY FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal. The U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.


  AMSOUTH TAX EXEMPT FUND (the "Tax Exempt Fund") seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund seeks to achieve this objective by investing in short-term high-quality obligations. While the Tax Exempt Fund may invest in short-term taxable obligations, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in obligations exempt from federal income tax.

  AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Money Market Fund ("Advisor"). BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as distributor to each Money Market Fund ("Distributor").


  The Prime Obligations Fund has been divided into three classes of Shares:
Premier Shares, Classic Shares, and Class B Shares and the U.S. Treasury Fund and Tax Exempt Fund have been divided into two classes of Shares: Premier Shares and Classic Shares. The following investors qualify to purchase a Money Market Fund's Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Money Market Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase only Classic Shares of the Money Market Funds. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund.



  This Prospectus relates only to the Classic Shares of the Money Market Funds and Class B Shares of the Prime Obligations Fund which are offered to the general public. Through a separate prospectus, the Trust also offers Premier Shares of the Money Market Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, and the AmSouth Equity Income Fund (the "Capital Appreciation Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); and the Premier Shares of the Money Market Funds, the Capital Appreciation Funds and the Income Funds may contact the Distributor at the telephone number shown above. Additional information about the Money Market Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


  This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION OF THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------


                The date of this Prospectus is December 1, 1997.

                                   FEE TABLE


                                                                                                          TAX
                                                                  PRIME OBLIGATIONS     U.S. TREASURY    EXEMPT
                                                                         FUND               FUND          FUND
                                                                  ------------------    -------------    ------
                                                                  CLASSIC    CLASS B       CLASSIC       CLASSIC
                                                                  SHARES     SHARES        SHARES        SHARES
                                                                  -------    -------    -------------    ------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..........................        0%         0%            0%           0%
  Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)..........................        0%         0%            0%           0%
  Deferred Sales Load (as a percentage of original purchase
  price or redemption proceeds, as applicable).................        0%      5.00%            0%           0%
  Redemption Fees (as a percentage of amount redeemed, if
  applicable)(2)...............................................        0%         0%            0%           0%
    Exchange Fee...............................................    $   0      $   0         $   0         $  0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
  Management Fees (after voluntary fee reduction for the
  Tax Exempt Fund)(3)..........................................     0.40%      0.40%         0.40%        0.20%
  12b-1 Fees...................................................     0.00%      1.00%         0.00%        0.00%
Shareholder Servicing Fees(4)
  (after voluntary fee reductions for the Classic Shares)......     0.10%      0.00%         0.10%        0.10%
  Other Expenses...............................................     0.31%      0.31%         0.32%        0.38%
                                                                   -----       ----          ----         ----
Total Fund Operating Expenses(5)
  (after voluntary fee reductions for the Classic Shares)......     0.81%      1.71%         0.82%        0.68%
                                                                   =====       ====          ====         ====


---------------

(1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")


(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.40% for the Tax Exempt Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- INVESTMENT ADVISOR.")



(4) Absent the voluntary reduction of shareholder servicing fees, Shareholder Servicing Fees as a percentage of average net assets would be 0.25% for the Classic Shares of each Money Market Fund.



(5) In the absence of any voluntary reduction in shareholder servicing and investment advisory fees, Total Fund Operating Expenses for the Classic Shares of the Prime Obligations Fund would be 0.96%, for the AmSouth U.S. Treasury Fund would be 0.97%, and for the Tax Exempt Fund would be 1.03%.

EXAMPLE

  You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       ------    -------    -------    --------
Prime Obligations Fund..............................................     $8        $26        $45        $100
U.S. Treasury Fund..................................................     $8        $26        $46        $101
Tax Exempt Fund.....................................................     $7        $22        $38        $ 85


  You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and
(2) 5% annual return.

                                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       ------    -------    -------    --------
Prime Obligations Fund Assuming a complete redemption at end of
  period............................................................    $ 67       $84       $ 113       $178
  Assuming no redemption............................................    $ 17       $54       $  93       $178

  The purpose of the tables above is to assist an investor in Classic Shares or Class B Shares of a Money Market Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Money Market Funds.

  THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information concerning the investment results for each of the Funds for the period of commencement of operations to July 31, 1997. The information from the commencement of operations to July 31, 1997 is a part of the financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1997 appears in the Statement of Additional Information. The information for the period ended January 31, 1997 is unaudited. Further financial data is incorporated by reference into the Statement of Additional Information.


                             PRIME OBLIGATIONS FUND


                                                              YEAR ENDED JULY 31,                                 AUGUST 8, 1988
                                -------------------------------------------------------------------------------         TO
                     1997          1996           1995       1994       1993       1992       1991       1990    JULY 31, 1989(a)
                 ------------   -----------     --------   --------   --------   --------   --------   --------  ----------------
                 CLASSIC (b)    CLASSIC (b)
                 ------------   -----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........   $  1.000     $   1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $  1.000
                 ----------       --------      --------   --------   --------   --------   --------   --------      --------
INVESTMENT
 ACTIVITIES
 Net investment
   income........      0.048         0.016        0 .050      0.029      0.027      0.042      0.067      0.079         0.084
                 ----------       --------      --------   --------   --------   --------   --------   --------      --------
DISTRIBUTIONS
 Net investment
   income........     (0.048)       (0.016)       (0.050)    (0.029)    (0.027)    (0.042)    (0.067)    (0.079)       (0.084)
                 ----------       --------      --------   --------   --------   --------   --------   --------      --------
NET ASSET VALUE,
 END OF PERIOD...   $  1.000     $   1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $  1.000
                 ==========       ========      ========   ========   ========   ========   ========   ========      ========
 Total Return....       4.90%         5.07%(d)      5.14%      2.94%      2.76%      4.28%      6.87%      8.16%         8.72%(d)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at
   end of period
   (000).........   $111,027     $ 125,075      $617,673   $577,331   $456,428   $457,511   $307,873   $298,498      $293,749
 Ratio of
   expenses to
   average net
   assets........       0.78%         0.81%(c)      0.69%      0.70%      0.71%      0.71%      0.72%      0.70%         0.58%(c)
 Ratio of net
   investment
   income to
   average net
   assets........       4.79%         4.61%(c)      5.04%      2.92%      2.73%      4.08%      6.61%      7.88%         8.69%(c)
 Ratio of
   expenses to
   average net
   assets*.......       0.93%         0.96%(c)        (e)        (e)        (e)        (e)        (e)      0.72%         0.71%(c)
 Ratio of net
   investment
   income to
   average net
   assets*.......       4.64%         4.46%(c)        (e)        (e)        (e)        (e)        (e)      7.86%         8.56%(c)


---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c) Annualized.

(d) Not annualized.

(e) There were no waivers during the period.


(f) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.

                               U.S. TREASURY FUND


                                                              YEAR ENDED JULY 31,                               SEPTEMBER 8, 1988
                                 -----------------------------------------------------------------------------         TO
                      1997          1996         1995       1994       1993       1992       1991       1990    JULY 31, 1989(a)
                   -----------   -----------   --------   --------   --------   --------   --------   --------  -----------------
                   CLASSIC (b)   CLASSIC (b)
                   -----------   -----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............   $ 1.000      $ 1.000     $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $   1.000
                      -------      -------     --------   --------   --------   --------   --------   --------       --------
INVESTMENT
 ACTIVITIES
 Net investment
   income..........     0.045        0.015        0.048      0.028      0.027      0.041      0.064      0.077          0.075
                      -------      -------     --------   --------   --------   --------   --------   --------       --------
DISTRIBUTIONS
 Net investment
   income..........    (0.045)      (0.015)      (0.048)    (0.028)    (0.027)    (0.041)    (0.064)    (0.077)        (0.075)
                      -------      -------     --------   --------   --------   --------   --------   --------       --------
NET ASSET VALUE,
 END OF PERIOD.....   $ 1.000      $ 1.000     $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000      $   1.000
                      =======      =======     ========   ========   ========   ========   ========   ========       ========
 Total Return......      4.60%        4.90%(f)     4.90%      2.80%      2.69%      4.15%      6.58%      8.04%          7.75%(d)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end
   of period
   (000)...........   $ 9,885      $12,263     $322,939   $300,603   $404,473   $339,666   $343,967   $239,291      $ 131,956
 Ratio of expenses
   to average net
   assets..........      0.79%        0.82%(c)     0.70%      0.71%      0.72%      0.73%      0.72%      0.68%          0.61%(c)
 Ratio of net
   investment
   income to
   average net
   assets..........      4.50%        4.44%(c)     4.81%      2.77%      2.66%      4.08%      6.28%      7.73%          8.31%(c)
 Ratio of expenses
   to average net
   assets*.........      0.94%        0.97%(c)       (e)        (e)        (e)        (e)        (e)      0.73%          0.74%(c)
 Ratio of net
   investment
   income to
   average net
   assets*.........      4.35%        4.29%(c)       (e)        (e)        (e)        (e)        (e)      7.68%          8.18%(c)


---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c) Annualized.

(d) Not annualized.

(e) There were no waivers during the period.


(f) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.

                                TAX EXEMPT FUND


                                                                    YEAR ENDED JULY 31,                           JUNE 27, 1988
                                             ------------------------------------------------------------------         TO
                                 1997           1996         1995       1994       1993       1992       1991    JULY 31, 1990(a)
                              -----------    -----------    -------    -------    -------    -------    -------  ----------------
                              CLASSIC (b)    CLASSIC (b)
                              -----------    -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $ 1.000       $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000      $  1.000
                                 -------       -------      -------    -------    -------    -------    -------       -------
INVESTMENT ACTIVITIES
 Net investment income........     0.030         0.010        0.032      0.019      0.021      0.030      0.046         0.011
                                 -------       -------      -------    -------    -------    -------    -------       -------
DISTRIBUTIONS
 Net investment income........    (0.030)       (0.010)      (0.032)    (0.019)    (0.021)    (0.030)    (0.046)       (0.011)
                                 -------       -------      -------    -------    -------    -------    -------       -------
NET ASSET VALUE, END OF
 PERIOD.......................   $ 1.000       $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000      $  1.000
                                 =======       =======      =======    =======    =======    =======    =======       =======
 Total Return.................      3.04%         3.12%(e)     3.22%      1.95%      2.16%      3.12%      4.69%         0.54%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
   (000)......................   $27,296       $17,116      $57,640    $60,923    $48,151    $38,392    $25,400      $ 28,246
 Ratio of expenses to average
   net assets.................      0.62%         0.68%(c)     0.54%      0.57%      0.49%      0.65%      0.52%         0.21%(c)
 Ratio of net investment
   income to average net
   assets.....................      3.00%         2.82%(c)     3.15%      1.93%      2.12%      2.98%      4.59%         5.70%(c)
 Ratio of expenses to average
   net assets*................      0.97%         1.03%(c)     0.74%      0.77%      0.78%      0.77%      0.77%         0.81%(c)
 Ratio of net investment
   income to average net
   assets*....................      2.65%         2.47%(c)     2.95%      1.73%      1.83%      2.86%      4.34%         5.10%(c)


---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c) Annualized.

(d) Not annualized.


(e) Represents the total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 0.95%.

                       INVESTMENT OBJECTIVES AND POLICIES


  The investment objective of the Prime Obligations Fund and the U.S. Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax Exempt Fund is to seek as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. Although the Prime Obligations Fund and the U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Money Market Fund is fundamental and may not be changed without a vote of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous.") There can be, of course, no assurance that any Money Market Fund will achieve its investment objective.


  Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each of the Money Market Funds invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements (and, in the case of the Tax Exempt Fund, certain variable rate and floating rate instruments subject to demand features) may bear longer maturities. The dollar-weighted average maturity of the securities in each Money Market Fund will not exceed 90 days.

  The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax Exempt Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Tax Exempt Fund would be appropriate.

  THE PRIME OBLIGATIONS FUND invests in U.S. dollar-denominated, high-quality short-term debt instruments. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

  The Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

  The Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


  The Prime Obligations Fund may also invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.


  The Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.


  The Prime Obligations Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.


  Variable amount master demand notes in which the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

  Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Obligations Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.



  The Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Prime Obligations Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Funding Agreements provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Prime Obligations Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Prime Obligations Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, as amended, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Prime Obligations Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, may not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.



  The Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.


  The Prime Obligations Fund may also invest in short-term municipal obligations.

ASSET-BACKED SECURITIES

  The Prime Obligations Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

  Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

  Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

  Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.


  THE U.S. TREASURY FUND invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility then ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.


  THE TAX EXEMPT FUND invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities") and which generally have remaining maturities of one year or less. The Tax Exempt Fund may also invest up to 10% of the value of its total assets in the securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. The Tax Exempt Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of such money market mutual funds. Additional restrictions on the Tax Exempt Fund's investments in the securities of such money market funds are contained in the Statement of Additional Information. As a fundamental policy, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax.

  It is a fundamental policy that, under normal market conditions, the Tax Exempt Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income tax or treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Taxable Obligations"). At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Tax Exempt Fund's investment objective is inconsistent with the best interests of the Shareholders of the Tax Exempt Fund. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Tax Exempt Fund's investment objective, by increasing the Tax Exempt Fund's holdings in short-term Taxable Obligations to over 20% of the Tax Exempt Fund's total assets and by holding uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax Exempt Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

  The Tax Exempt Fund may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax see "DIVIDENDS AND TAXES" below.

  The Tax Exempt Fund will invest only in those Municipal Securities and other obligations which are considered by the Advisor, pursuant to guidelines approved by the Board of Trustees, to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Tax Exempt Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

  The two principal classifications of Municipal Securities which may be held by the Tax Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax Exempt Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal Securities in which the Tax Exempt Fund may invest may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

  Municipal Securities purchased by the Tax Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax Exempt Fund will approximate their par value. The Tax Exempt Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax Exempt Fund nor its Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

  Although the Tax Exempt Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Tax Exempt Fund's assets are concentrated in Municipal Securities that are so related, the Tax Exempt Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax Exempt Fund's assets were not so concentrated.

  The Tax Exempt Fund may also purchase Municipal Securities on a "when-issued" basis. "When-issued" securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Tax Exempt Fund will generally not pay for such securities and no income accrues on the securities until they are received. When the Tax Exempt Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Tax Exempt Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment by the Tax Exempt Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, the Tax Exempt Fund's liquidity and the Advisor's ability to manage it might be adversely affected. The Tax Exempt Fund does not intend to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities.

  The Tax Exempt Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Tax Exempt Fund would have the right to sell a specified Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Municipal Security. The Tax Exempt Fund will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit the investment of the Tax Exempt Fund's funds at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

REPURCHASE AGREEMENTS

  Securities held by the Money Market Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Money Market Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Money Market Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Money Market Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Money Market Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Except as described below under "Investment Restrictions" there is no aggregate limitation on the amount of any Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Money Market Fund may decline below the price at which the Money Market Fund is obligated to repurchase the securities.

                            INVESTMENT RESTRICTIONS


  Each of the Money Market Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).


PRIME OBLIGATIONS FUND

  THE PRIME OBLIGATIONS FUND MAY NOT:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


  2. Purchase any securities which would cause more than 25% of the value of the Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


U.S. TREASURY FUND



  The U.S. Treasury Fund may not purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.


TAX EXEMPT FUND

  THE TAX EXEMPT FUND MAY NOT:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.


  2. Purchase any securities which would cause 25% or more of the Tax Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

  3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax Exempt Fund will look for payment of the exercise price.

  4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Tax Exempt Fund's assets.


PRIME OBLIGATIONS FUND, U.S. TREASURY FUND AND TAX EXEMPT FUND



  The Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund may not:


  1. Borrow money or issue senior securities, except that each Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

  2. Make loans, except that each Money Market Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                              VALUATION OF SHARES


  The net asset value of each of the Prime Obligations Fund and the U.S. Treasury Fund is determined and its Shares are priced as of 1:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of such Fund. The net asset value of the Tax Exempt Fund is determined and its Shares are priced as of 12:00 noon and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Money Market Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class.


  The assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Money Market Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


  The Prime Obligations Fund offers three classes of Shares, Premier Shares, Classic Shares, and Class B Shares and the U.S. Treasury Fund and the Tax Exempt Fund offer Classic Shares and Premier Shares. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund. The three Classes of Shares of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares and Classic Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan, and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase a Money Market Fund's Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Money Market Fund through a 401(k) plan or a

403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares only.

PURCHASES OF CLASSIC SHARES

  Shares of the Money Market Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or a financial institution that provides certain administrative support services for their customers or accountholders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Financial Institutions and their Customers are invested by the Distributor in Shares of a Money Market Fund.

  Shares of the Money Market Funds sold to Financial Institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institution and reflected in the account statements provided by Financial Institutions to Customers.

  There is no sales charge imposed by the Trust in connection with the purchase of Classic Shares in a Money Market Fund. Sales charges apply to purchases of the other Funds of the Trust. Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

  Investors may also purchase Classic Shares of a Money Market Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares of a Money Market Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares either by telephone or by wiring funds to the Custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for shares ordered by telephone may be made by check or by wiring funds to the Custodian. To make payment by wire, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Investors may also purchase Classic Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

  To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's net asset value per Share next determined after the debit is made.

  To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under REDEMPTION BY MAIL below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

  Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

  Shares of the Money Market Funds are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

  The minimum investment is $1,000 for the initial purchase of Classic Shares of a Money Market Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at 800-451-8382.

  The maximum investment is $250,000 for total purchases of Class B Shares. There is no limitation on the amount of Classic Shares that may be purchased.


  Purchases of Shares of a Money Market Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Money Market Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of the Prime Obligations Fund and the U.S. Treasury Fund purchased before 1:00 p.m., Eastern time, begin earning dividends on the same Business Day. Shares of the Tax Exempt Fund purchased before 12:00 noon, Eastern time, begin earning dividends on the same Business Day. All Shares of a Money Market Fund continue to earn dividends through the day before their redemption.


  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Classic Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASS B SHARES

  Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

  Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

  If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

  The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                  CONTINGENT
                   DEFERRED
               SALES CHARGE AS A
  YEAR(S)        PERCENTAGE OF
   SINCE         DOLLAR AMOUNT
 PURCHASE      SUBJECT TO CHARGE
-----------    -----------------
    0-1               5.00%
    1-2               4.00%
    2-3               3.00%
    3-4               3.00%
    4-5               2.00%
    5-6               1.00%
    6-7                None
    7-8                None

  In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distribu-tions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

  The Contingent Deferred Sales Charge is waived on redemption of Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege."

CONVERSION FEATURE

  Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

  For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

  If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

EXCHANGE PRIVILEGE

CLASSIC SHARES


  Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.


CLASS B SHARES


  Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the U.S. Treasury Fund, Tax Exempt Fund, Government Income Fund, Limited Maturity Fund, Florida Fund, and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.



  Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.


ADDITIONAL INFORMATION ABOUT EXCHANGES


  An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss.



  Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to BISYS Fund Services, Inc. ("Transfer Agent"), P.O. Box 182733, Columbus, Ohio 43218-2733. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.



  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.


AUTO EXCHANGE

  AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's AmSouth Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

  Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.


REDEMPTION BY TELEPHONE


  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic financial institution account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.


  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail."


DIRECTED DIVIDEND OPTION


  Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.


  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

CHECK WRITING SERVICE

  A Shareholder may write checks on his or her Prime Obligations Fund account for $1,000 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks drawn on Huntington National Bank. The check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder should not use a check to close his or her account. The Shareholder's account will be charged a fee on stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

PAYMENTS TO SHAREHOLDERS


  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon, Eastern time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Money Market Fund has a value of less than

$250. Accordingly, an investor purchasing Shares of a Money Market Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Money Market Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.



  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and
"VALUATION -- Valuation of the Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940, as amended.


                              DIVIDENDS AND TAXES

  The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Classic Shares and the dividends payable on Classic Shares will be reduced by the shareholder service fee assessed against such Shares under the Shareholder Servicing Plan (see Administrator and Distributor below). Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

  Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing all its net income and substantially all its net capital gain income. Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

  The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

PRIME OBLIGATIONS FUND AND U.S. TREASURY FUND



  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of the Prime Obligations Fund and the U.S. Treasury Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends received deduction for corporate shareholders. The Prime Obligations Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.


TAX EXEMPT FUND

  The Tax Exempt Fund's Shareholders may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Tax-Exempt Fund as exempt-interest dividends. However, such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.


  Dividends from the Tax Exempt Fund attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Tax Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Tax Exempt Fund will not be eligible for the dividends received deduction for corporate shareholders.


  Gains on the sale of Shares in the Tax Exempt Fund will be subject to federal, state and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.


  Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of both individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends are required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.


  Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Additional Tax Information" and "Additional Tax Information Concerning the Tax Exempt Fund."

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Money Market Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST


  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):



                                     POSITION(S) HELD                  PRINCIPAL OCCUPATION
        NAME AND ADDRESS              WITH THE TRUST                  DURING THE PAST 5 YEARS
---------------------------------   ------------------   -------------------------------------------------
George R. Landreth*                      Chairman        From December 1992 to present, employee of BISYS
3435 Stelzer Road                                        Fund Services, Limited Partnership; from July
Columbus, Ohio 43219                                     1991 to December 1992, employee of PNC Financial
                                                         Corp.; from October 1984 to July 1991, employee
                                                         of The Central Trust Co., N.A.
Dick D. Briggs, Jr., M.D.                Trustee         From September 1989 to present, Emeritus
459 DER Building                                         Professor and Eminent Scholar Chair, Univ. of
1808 7th Avenue South                                    Alabama at Birmingham; from October 1979 to
UAB Medical Center                                       present, Physician, University of Alabama Health
Birmingham, Alabama 35294                                Services Foundation; from 1981 to 1995, Professor
                                                         and Vice Chairman, Department of Medicine,
                                                         University of Alabama at Birmingham School of
                                                         Medicine; from June 1988 to October 1992,
                                                         President, Chief Executive Officer and Medical
                                                         Director, University of Alabama Health Services
                                                         Foundation
Wendell D. Cleaver                       Trustee         From September 1993 to present, retired; from
209 Lakewood Drive, West                                 December 1988 to August 1993, Executive Vice
Mobile, Alabama 36608                                    President, Chief Operating Officer and Director,
                                                         Mobile Gas Service Corporation
J. David Huber*                          Trustee         From June 1987 to present, employee of BISYS Fund
3435 Stelzer Road                                        Services, Limited Partnership
Columbus, Ohio 43219
Homer H. Turner, Jr.                     Trustee         From June 1991 to present, retired; until June
751 Cary Drive                                           1991, Vice President, Birmingham Division,
Auburn, Alabama 3683-2508                                Alabama Power Company
James H. Woodward, Jr.                   Trustee         From 1996 to present, Trustee, The Sessions
The University of North                                  Group; from July 1989 to present, Chancellor, The
Carolina at Charlotte                                    University of North Carolina at Charlotte; from
Charlotte, North Carolina 28223                          April 1997 to present, Trustee, BISYS Variable
                                                         Insurance Funds; from August 1984 to July 1989,
                                                         Senior Vice President, University College,
                                                         University of Alabama at Birmingham


---------------


* Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and providing fund accounting services to the Trust. Messrs. Landreth and Huber are executive officers and employees of BISYS Fund Services.


INVESTMENT ADVISOR


  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1997 of $18.1 billion and operated 272 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of September 30, 1997, AmSouth and its affiliates had over $8.2 billion in assets under discretionary management and provided custody services for an additional $20.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Money Market Funds, the Advisor manages the Money Market Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

  Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by each Money Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of forty one-hundredths of one percent (.40%) of such Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.40% of the Prime Obligation Fund's average daily net assets, 0.40% of the U.S. Treasury Fund's average daily net assets and 0.20% of the Tax Exempt Fund's average daily net assets, after voluntary fee reductions with respect to the Tax Exempt Fund.


ADMINISTRATOR

  ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Money Market Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Money Market Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, ASO received administration fees amounting to 0.20% of each Money Market Fund's average daily net assets.


SUB-ADMINISTRATORS


  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, the Sub-Administrator has assumed certain of the Administrator's duties, for which the Sub-Administrator receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.


  BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

  BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

  Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.


  Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes a Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.


  All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Money Market Fund. No Money Market Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Money Market Fund; such costs will be borne by the Distributor.

  As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Trust's Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Money Market Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE
TRUST -- Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fourteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Balanced Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, and the AmSouth Equity Income Fund. Each Fund, except the AmSouth Florida Tax-Free Fund, is a diversified fund under the Investment Company Act of 1940, as amended. As of the date of this Prospectus, Shares were not yet being offered in the AmSouth Small Cap Fund. Each Fund has authorized three classes of Shares: Premier, Classic and Class B Shares, except for the U.S. Treasury Fund and Tax-Exempt Fund which has authorized two classes of Shares: Premier and Classic Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal Bond Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).



  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) only the holders of Classic Shares will vote on matters submitted to shareholder vote with regard to the Servicing Plan, and
(iv) only the holders of Class B Shares will vote on matters submitted to shareholder vote with regard to the Distribution Plan.


  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds --Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION --Miscellaneous" in the Statement of Additional Information for further information.


  As of November 7, 1997, AmSouth, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of 98.89% of the outstanding Premier Shares of the Prime Obligations Fund, 99.88% of the outstanding Premier Shares of the U.S. Treasury Fund, and 99.97% of the outstanding Premier Shares of the Tax Exempt Fund. As of November 19, 1997, AmSouth was the beneficial owner of approximately 56.18% of the outstanding Premier Shares of the Prime Obligations Fund, 64.62% of the outstanding Premier Shares of the U.S. Treasury Fund and 57.56% of the outstanding Premier Shares of the Tax Exempt Fund, and may be deemed to be a "controlling person" of each of the Premier Shares of the Prime Obligations Fund and the Tax Exempt Fund within the meaning of the Investment Company Act of 1940, as amended.



CUSTODIAN


  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING


  BISYS Fund Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.


PERFORMANCE INFORMATION

  From time to time, the Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

  The "yield" of a Money Market Fund is based upon the income earned by the Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax Exempt Fund may also present its "tax equivalent yield" and "tax equivalent effective yield" which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax Exempt Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Tax Exempt Fund.

  Total return is calculated for the past year, five years (if applicable) and the period since the establishment of a Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

  Yield, effective yield, tax-equivalent yield and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

  Investors may also judge the performance of each Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's MONEY FUND REPORT. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers and periodicals. Such publications may refer to Classic Shares as Class A Shares and Premier Shares as Class Y Shares. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.


  Information about performance of a Money Market Fund is based on the Money Market Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment is generally a function of portfolio quality and maturity, type of investments and operating expenses. Yields and total return of each Money Market Fund will fluctuate. Any fees charged by the Financial Institutions to their customers in connection with investment in a Money Market Fund are not reflected in the Fund's performance information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.


  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR

AMSOUTH LOGO
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203
DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219
LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333
TRANSFER AGENT

BISYS Fund Services Inc.

3435 Stelzer Road
Columbus, OH 43219
AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS


                                             Page
                                             ----
Fee Table.................................     3
Financial Highlights......................     5
Investment Objectives and Policies........     8
Investment Restrictions...................    14
Valuation of Shares.......................    16
How to Purchase and Redeem Shares.........    16
Dividends and Taxes.......................    24
Management of AmSouth Mutual Funds........    26
General Information.......................    30


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


AS1P120197

                    A M S O U T H   M U T U A L   F U N D S
                    ---------------------------------------
                    =======================================


                                     [LOGO]
                                  AMSOUTH BANK
                               Investment Advisor


                                   M O N E Y
                                  M A R K E T
                                   F U N D S


                                 A M S O U T H
                                  MUTUAL FUNDS

                                NOT FDIC INSURED

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated September 1, 1997

                              AMSOUTH MUTUAL FUNDS
                              --------------------
                                 [AMSOUTH LOGO]
                                  AMSOUTH BANK
                               INVESTMENT ADVISOR


                                     MONEY
                                     MARKET
                                     FUNDS

                          [AMSOUTH MUTUAL FUNDS LOGO]

                                NOT FDIC INSURED

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated December 1, 1997

CROSS REFERENCE SHEET


Part A

Form N-1A Item No.                                            Prospectus Caption

                        PROSPECTUS FOR AMSOUTH BOND FUND,
                         AMSOUTH LIMITED MATURITY FUND,
                         AMSOUTH GOVERNMENT INCOME FUND,
                         AMSOUTH FLORIDA TAX-FREE FUND,
                         AND AMSOUTH MUNICIPAL BOND FUND

                        CLASSIC SHARES AND CLASS B SHARES


1.  Cover Page...............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
      Information ...........................                  Financial Highlights; General Information

                                                               - Performance Information

4.  General Description
      of Registrant .........................                  The Trust; Investment Objective and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund ..................                  Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
      Other Securities ......................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
      Being Offered .........................                  Valuation of Shares; How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase ................                  How to Purchase and Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS
                                  INCOME FUNDS

3435 Stelzer Road                                     For current yield, purchase and redemption
Columbus, Ohio 43219                                  information call (800) 451-8382


  The AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund"), and the AmSouth Municipal Bond Fund (the "Municipal Bond Fund") (collectively, "the Income Funds" and the Florida Fund and Municipal Bond Fund sometimes collectively referred to herein as "the TaxFree Funds") are five of fourteen series of units of beneficial interest ("Shares") each representing interests in one of fourteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each Income Fund has its own investment objective, and the net asset value per share of each Income Fund will fluctuate as the value of such Fund's investment portfolio changes in response to changing market interest rates and other factors. Each Income Fund is authorized to offer Premier Shares, Classic Shares and Class B Shares. However, the only Income Fund currently offering Class B Shares is the Bond Fund. The Shares of the Income Funds outstanding on August 31, 1997, have been redesignated as Classic Shares.



  AMSOUTH BOND FUND seeks current income consistent with the preservation of capital. The Bond Fund seeks to achieve this objective by investing in long-term bonds and other fixed-income securities. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations. The Bond Fund invests in fixed-income securities with a maturity in excess of one year, although such securities can have maturities of thirty years or longer.



  AMSOUTH LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Limited Maturity Bond Fund seeks to achieve this objective by investing in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations.



  AMSOUTH GOVERNMENT INCOME FUND seeks current income consistent with the preservation of capital. The Government Income Fund seeks to achieve this objective by investing under normal market conditions, at least 65% of the value of its total assets in obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.


  AMSOUTH FLORIDA TAX-FREE FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital. The Florida Fund seeks to achieve this objective by investing in high-grade obligations. While the Florida Fund may invest in taxable obligations, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in obligations exempt from both federal personal income tax and, as at year-end, the Florida intangible personal property tax. The Fund is non-diversified and therefore may invest more than 5% of its total assets in the obligations of one issuer.

  AMSOUTH MUNICIPAL BOND FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to achieve this objective by investing in high-grade obligations. While the Municipal Bond Fund may invest in taxable obligations, under normal market conditions at least 80% of the Municipal Bond Fund's net assets will be invested in obligations exempt from federal income tax. The Municipal Bond Fund is a diversified fund.

  AmSouth Bank, Birmingham, Alabama ("AmSouth") acts as the investment advisor to each Fund of the Trust ("Advisor"). BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Trust's distributor ("Distributor").

  Each Income Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.


  This Prospectus relates only to the Classic Shares and Class B Shares of the Income Funds, which are offered to the general public. Premier Shares of the Income Funds are offered through a separate prospectus. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, and the AmSouth Equity Income Fund (the "Capital Appreciation Funds"); and the Premier Shares of the Income Funds, the Money Market Funds and the Capital Appreciation Funds may contact the Trust's distributor at the telephone number shown above. Additional information about the Income Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


  This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Income Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------


                THE DATE OF THIS PROSPECTUS IS DECEMBER 1, 1997.

                                   FEE TABLE


                                                                                                          FLORIDA
                                                                              LIMITED      GOVERNMENT      TAX-       MUNICIPAL
                                                                              MATURITY       INCOME        FREE         BOND
                                                           BOND FUND            FUND          FUND         FUND         FUND
                                                      -------------------     --------     ----------     -------     ---------
                                                      CLASSIC     CLASS B     CLASSIC       CLASSIC       CLASSIC      CLASSIC
                                                      SHARES      SHARES       SHARES        SHARES       SHARES       SHARES
                                                      -------     -------     --------     ----------     -------     ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)....................     4.00%          0%       4.00%         4.00%         4.00%        4.00%
  Maximum Sales Load Imposed on Reinvested
    Dividends (as a percentage of offering
    price).........................................        0%          0%          0%            0%            0%           0%
  Deferred Sales Load (as a percentage of original
    purchase price or redemption proceeds, as
    applicable)....................................        0%       5.00%          0%            0%            0%           0%
  Redemption Fees (as a percentage of amount
    redeemed, if applicable)(2)....................        0%          0%          0%            0%            0%           0%
  Exchange Fee.....................................       $0          $0          $0            $0            $0           $0
ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
  Management Fees (after voluntary fee
    reduction)(3)..................................     0.50%       0.50%       0.50%         0.30%         0.30%        0.40%
  12b-1 Fees.......................................     0.00%       1.00%       0.00%         0.00%         0.00%        0.00%
Shareholder Servicing Fees (after voluntary fee
  reduction)(4)....................................     0.10%       0.00%       0.10%         0.10%         0.10%        0.10%
  Other Expenses (after voluntary fee
    reduction)(5)..................................     0.25%       0.25%       0.26%         0.35%         0.29%        0.30%(6)
                                                        ----        ----        ----          ----          ----         ----
  Total Fund Operating Expenses (after voluntary
    fee reduction)(7)..............................     0.85%       1.75%       0.86%         0.75%         0.69%        0.80%
                                                        ====        ====        ====          ====          ====         ====


---------------

(1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")


(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.65% for each Income Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Investment Advisor.")



(4) Absent the voluntary reduction of shareholder servicing fees, Shareholder Servicing Fees as a percentage of average net assets would be 0.25% for the Classic Shares of the Bond Fund, the Limited Maturity
    Fund, the Government Income Fund, the Florida Tax-Free Fund and the Municipal Bond Fund.



(5) Absent the voluntary reduction of administration fees, Other Expenses as a percentage of average net assets would be 0.33% for the Bond Fund, 0.34% for the Limited Maturity Fund, 0.45% for the Government Income Fund, 0.39% for the Florida Fund and are estimated to be 0.38% for the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS-Administrator.")


(6) "Other expenses" for the Municipal Bond Fund are based on estimated amounts for the current fiscal year.


(7) In the absence of any voluntary reduction in investment advisory fees, administration fees and shareholder servicing fees, Total Fund Operating Expenses for the Classic Shares would be 1.23% for the Bond Fund, 1.24% for the Limited Maturity Fund, 1.35% for the Government Income Fund, 1.29% for the Florida Fund and are estimated to be 1.28% for the Municipal Bond Fund. In the absence of any voluntary reduction in investment advisory fees and administration fees, Total Fund Operating Expenses for the Class B Shares would be 1.98% for the Bond Fund.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                            ------    -------    -------    --------
Bond Fund................................................................    $ 48       $66        $85        $141
Limited Maturity Fund....................................................    $ 48       $66        $86        $142
Government Income Fund...................................................    $ 47       $63        $80        $129
Florida Fund.............................................................    $ 47       $61        $77        $122
Municipal Bond Fund......................................................    $ 48       $65        N/A         N/A


  You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and
(2) 5% annual return.

                                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                            ------    -------    -------    --------
Bond Fund Assuming a complete redemption at end of period................    $ 68       $85       $ 115       $186
  Assuming no redemption.................................................    $ 18       $55       $  95       $186

  Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.

  The purpose of the tables above is to assist an investor in the Classic Shares and Class B Shares of an Income Fund in understanding the various costs and expenses that an investor will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Income Funds.

  THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Income Fund which are subject to the same expenses except that there are no sales charges nor shareholder servicing or distribution expenses charged to Premier Shares. (See "Management of AmSouth Mutual Funds" -- "Investment Advisor" and "Distributor").

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information concerning the investment results for each of the Funds for the period from commencement of operations to July 31, 1997. The information from the commencement of operations to July 31, 1997 is a part of the financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1997 appears in the Statement of Additional Information. In addition, unaudited financial information is included for the Municipal Bond Fund for the period from August 1, 1997 through October 31, 1997. Further financial data is incorporated by reference into the Statement of Additional Information.


                                   BOND FUND


                                                           YEAR ENDED JULY 31,                                 DECEMBER 1, 1988
                             -------------------------------------------------------------------------------          TO
                               1997       1996      1995      1994      1993      1992      1991      1990     JULY 31, 1989(a)
                             --------   --------   -------   -------   -------   -------   -------   -------   ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................  $  10.54   $  10.83   $ 10.59   $ 11.29   $ 11.29   $ 10.42   $ 10.39   $ 10.61        $10.00
                             --------   --------    ------    ------    ------    ------    ------    ------         -----
INVESTMENT ACTIVITIES
  Net investment income....      0.65   $   0.65      0.69      0.69      0.71      0.74      0.74      0.77          0.50
  Net realized and
    unrealized gains
    (losses) from
    investments............      0.42      (0.18)     0.28     (0.66)     0.33      0.91      0.05     (0.21)         0.56
                             --------   --------    ------    ------    ------    ------    ------    ------         -----
    TOTAL FROM INVESTMENT
      ACTIVITIES...........      1.07       0.47      0.97      0.03      1.04      1.65      0.79      0.56          1.06
                             --------   --------    ------    ------    ------    ------    ------    ------         -----
DISTRIBUTIONS
  Net investment income....     (0.69)     (0.65)    (0.69)    (0.70)    (0.71)    (0.73)    (0.74)    (0.75)        (0.45)
  Net realized gains.......        --      (0.11)    (0.04)    (0.03)    (0.33)    (0.05)    (0.02)    (0.03)           --
                             --------   --------    ------    ------    ------    ------    ------    ------         -----
    TOTAL DISTRIBUTIONS....     (0.69)     (0.76)    (0.73)    (0.73)    (1.04)    (0.78)    (0.76)    (0.78)        (0.45)
                             --------   --------    ------    ------    ------    ------    ------    ------         -----
NET ASSET VALUE, END OF
  PERIOD...................  $  10.92   $  10.54   $ 10.83   $ 10.59   $ 11.29   $ 11.29   $ 10.42   $ 10.39        $10.61
                             ========   ========    ======    ======    ======    ======    ======    ======         =====
TOTAL RETURN (EXCLUDES
  SALES CHARGE)............     10.48%      4.40%     9.70%     0.23%     9.80%    16.41%     7.99%     5.54%        10.91% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of
    period (000)...........  $311,881   $132,737   $94,671   $79,472   $65,777   $60,156   $26,008   $17,518        $4,954
  Ratio of expenses to
    average net assets.....      0.75%      0.75%     0.75%     0.78%     0.78%     0.82%     0.93%     0.84%         1.10%(b)
  Ratio of net investment
    income to average net
    assets.................      6.10%      6.12%     6.63%     6.31%     6.37%     6.94%     7.26%     7.82%         7.47%(b)
  Ratio of expenses to
    average net assets*....      0.98%      0.98%     0.98%     1.01%     1.01%     1.01%     1.11%     1.21%         2.28%(b)
  Ratio of net investment
    income to average net
    assets*................      5.87%      5.89%     6.40%     6.08%     6.14%     6.75%     7.09%     7.45%         6.29%(b)
Portfolio turnover.........     34.62%      9.60%    17.70%    30.90%    14.98%   240.64%   181.77%    53.52%         0.00%


---------------

  - During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.

                             LIMITED MATURITY FUND


                                                        YEAR ENDED JULY 31,                                     FEBRUARY 1, 1988
                       -------------------------------------------------------------------------------------           TO
                         1997       1996       1995       1994       1993       1992       1991       1990      JULY 31, 1989(a)
                       --------    -------    -------    -------    -------    -------    -------    -------    ----------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $  10.31    $ 10.41    $ 10.23    $ 10.81    $ 10.81    $ 10.44    $ 10.29    $ 10.35         $10.00
                       --------    -------    -------    -------    -------    -------    -------    -------         ------
INVESTMENT ACTIVITIES
  Net investment
    income...........      0.58       0.58       0.58       0.54       0.60       0.70       0.73       0.72           0.35
  Net realized and
    unrealized gains
    (losses) from
    investments......      0.14      (0.10)      0.17      (0.45)      0.09       0.45       0.17      (0.05)          0.32
                       --------    -------    -------    -------    -------    -------    -------    -------         ------
    Total from
      Investment
      Activities.....      0.72       0.48       0.75       0.09       0.69       1.15       0.90       0.67           0.67
                       --------    -------    -------    -------    -------    -------    -------    -------         ------
DISTRIBUTIONS
  Net investment
    income...........     (0.61)     (0.57)     (0.57)     (0.54)     (0.61)     (0.69)     (0.73)     (0.70)         (0.32)
  In excess of net
    investment
    income...........        --      (0.01)        --         --         --         --         --         --
  Net realized
    gains............        --         --         --         --      (0.08)     (0.09)     (0.02)     (0.03)            --
  In excess of net
    realized gains...        --         --         --      (0.13)        --         --         --         --             --
                       --------    -------    -------    -------    -------    -------    -------    -------         ------
    Total
      Distributions..     (0.61)     (0.58)     (0.57)     (0.67)     (0.69)     (0.78)     (0.75)     (0.73)         (0.32)
                       --------    -------    -------    -------    -------    -------    -------    -------         ------
NET ASSET VALUE, END
  OF PERIOD..........  $  10.42    $ 10.31    $ 10.41    $ 10.23    $ 10.81    $ 10.81    $ 10.44    $ 10.29         $10.35
                       ========    =======    =======    =======    =======    =======    =======    =======         ======
  Total Return
    (excludes sales
    charge)                7.25%      4.74%      7.65%      0.77%      6.72%     11.48%      9.06%      6.80%          6.87%(c)
RATIOS/SUPPLEMENTAL
  DATA:
  Net Assets at end
    of period
    (000)............  $138,675    $46,005    $59,798    $51,660    $53,933    $38,206    $11,112    $ 5,983         $3,165
  Ratio of expenses
    to average net
    assets...........      0.77%      0.76%      0.80%      0.79%      0.69%      0.68%      0.85%      1.02%          1.41%(b)
  Ratio of net
    investment income
    to average net
    assets...........      5.65%      5.48%      5.69%      5.05%      5.67%      6.78%      7.19%      7.23%          6.82%(b)
  Ratio of expenses
    to average net
    assets*..........      1.02%      0.99%      1.03%      1.02%      1.03%      1.03%      1.20%      1.45%          2.72%(b)
  Ratio of net
    investment income
    to average net
    assets*..........      5.40%      5.25%      5.46%      4.82%      5.33%      6.43%      6.84%      6.80%          5.51%(b)
PORTFOLIO TURNOVER...     64.89%     29.56%     38.11%     48.06%    141.27%     35.64%     85.08%    119.69%         28.28%
                       --------    -------    -------    -------    -------    -------    -------    -------         ------


---------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.

                             GOVERNMENT INCOME FUND


                                                                              YEAR ENDED
                                                                               JULY 31,                 OCTOBER 1, 1993
                                                                    -------------------------------            TO
                                                                     1997        1996        1995       JULY 31, 1994(a)
                                                                    -------     -------     -------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $  9.40     $  9.54     $  9.48         $  10.00
                                                                    -------     -------     -------         --------
INVESTMENT ACTIVITIES
  Net investment income...........................................     0.58        0.66        0.68             0.54
  Net realized and unrealized gains (losses) from investments.....     0.35       (0.20)       0.08            (0.57)
                                                                    -------     -------     -------         --------
    Total from Investment Activities..............................     0.93        0.46        0.76            (0.03)
                                                                    -------     -------     -------         --------
DISTRIBUTIONS
  Net investment income...........................................    (0.58)      (0.59)      (0.70)           (0.33)
  Tax return of capital...........................................       --       (0.01)         --            (0.16)
                                                                    -------     -------     -------         --------
    Total Distributions...........................................    (0.58)      (0.60)      (0.70)           (0.49)
                                                                    -------     -------     -------         --------
NET ASSET VALUE, END OF PERIOD....................................  $  9.75     $  9.40     $  9.54         $   9.48
                                                                    =======     =======     =======         ========
    Total Return (excludes sales charge)..........................    10.21%       4.91%       8.43%           (0.26%)(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)...............................  $11,622     $15,752     $16,679         $ 15,465
  Ratio of expenses to average net assets.........................     0.69%       0.65%       0.58%            0.37%(b)
  Ratio of net investment income to average net assets............     5.98%       6.81%       7.18%            6.56%(b)
  Ratio of expenses to average net assets*........................     1.29%       1.10%       1.19%            1.22%(b)
  Ratio of net investment income to average net assets*...........     5.38%       6.36%       6.57%            5.71%(b)
Portfolio turnover................................................     2.96%      78.31%      27.32%          122.94%


---------------


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.

                             FLORIDA TAX-FREE FUND


                                                                               YEAR ENDED JULY 31,     SEPTEMBER 30, 1994
                                                                               -------------------             TO
                                                                                1997        1996        JULY 31, 1995(a)
                                                                               -------     -------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................  $ 10.30     $ 10.32          $  10.00
                                                                               -------     -------          --------
INVESTMENT ACTIVITIES
  Net investment income......................................................     0.45        0.45              0.34
  Net realized and unrealized gains (losses) from investments................     0.24       (0.01)             0.30
                                                                               -------     -------          --------
    Total from Investment Activities.........................................     0.69        0.44              0.64
                                                                               -------     -------          --------
DISTRIBUTIONS
  Net investment income......................................................    (0.48)      (0.45)            (0.32)
  Net realized gains.........................................................    (0.01)      (0.01)               --
                                                                               -------     -------          --------
    Total Distributions......................................................    (0.49)      (0.46)            (0.32)
                                                                               -------     -------          --------
NET ASSET VALUE, END OF PERIOD...............................................  $ 10.50     $ 10.30          $  10.32
                                                                               =======     =======          ========
Total Return (excludes sales charge).........................................     6.89%       4.24%             6.53%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..........................................  $53,688     $48,869          $ 48,333
  Ratio of expenses to average net assets....................................     0.57%       0.59%             0.70%(b)
  Ratio of net investment income to average net assets.......................     4.36%       4.33%             4.16%(b)
  Ratio of expenses to average net assets*...................................     1.06%       1.04%             1.01%(b)
  Ratio of net investment income to average net assets*......................     3.87%       3.88%             3.86%(b)
PORTFOLIO TURNOVER...........................................................    24.05%      12.21%             2.33%


---------------


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a) Period from commencement of operations.



(b) Annualized.



(c) Not annualized.

                              MUNICIPAL BOND FUND



                                                                          AUGUST 1, 1997             JULY 1, 1997
                                                                                TO                        TO
                                                                        OCTOBER 31, 1997(A)        JULY 31, 1997(B)
                                                                        -------------------        ----------------
                                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.................................         $ 10.15                  $  10.00
INVESTMENT ACTIVITIES
  Net investment income..............................................            0.10                      0.04
  Net realized and unrealized gains (losses) from investments........           (0.03)                     0.15
    Total from Investment Activities.................................            0.07                      0.19
DISTRIBUTIONS
  Net investment income..............................................           (0.11)                    (0.04)
  Net realized gains.................................................              --                        --
                                                                               ------                  --------
    Total Distributions..............................................           (0.11)                    (0.04)
                                                                               ------                  --------
NET ASSET VALUE, END OF PERIOD.......................................         $ 10.11                  $  10.15
    Total Return (excludes sales charge).............................            2.56%(c)                  1.86%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..................................         $ 1,375                  $337,933
  Ratio of expenses to average net assets............................            0.69%(d)                  0.71%(d)
  Ratio of net investment income to average net assets...............            4.23%(d)                  4.31%(d)
  Ratio of expenses to average net assets*...........................            1.02%(d)                  1.04%(d)
  Ratio of net investment income to average net assets*..............            3.90%(d)                  3.98%(d)
Portfolio turnover...................................................            8.14%                     1.59%


---------------


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a) On September 1, 1997 the Shareholders of the Fund exchanged their Shares for either the Fund's Classic Shares or Premier Shares. For the period ended October 31, 1997 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions of the period July 1, 1997 through August 31, 1997 were allocated to each Class of Shares based upon the relative net assets of each Class of Shares as of September 1, 1997 and the results combined therewith the results of operations and distributions for each applicable Class for the period September 1, 1997 through October 31, 1997.


(b) Period from commencement of operations.



(c) Not annualized.



(d) Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES


  Each of the Bond Fund, Limited Maturity Fund, and Government Income Fund seeks current income consistent with the preservation of capital. There can be, of course, no assurance that any Fund will achieve its investment objective. The investment objective of each Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).


THE BOND FUND AND LIMITED MATURITY FUND


  THE BOND FUND invests in long-term bonds and other fixed-income securities. The Bond Fund's investments primarily consist of, but are not limited to, debt obligations such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"), or including all subclassifications indicated by modifiers of such "A" ratings. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.



  The Bond Fund invests in fixed-income securities with a maturity in excess of one year, except for amounts held in cash equivalents. Fixed-income securities can have maturities of thirty years or more. The Bond Fund will invest at least 65% of the value of its total assets in bonds (including debentures), except that, when market conditions indicate a temporary defensive investment strategy as determined by the Advisor, more than 35% of the Bond Fund's total assets may be held in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts and money market mutual funds. The Bond Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.


  THE LIMITED MATURITY FUND invests in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund.


  The Limited Maturity Fund's investments consist primarily of, but are not limited to, debt securities such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.


  Under normal circumstances, the Limited Maturity Fund will invest at least 65% of the value of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by The Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund. The remainder of the Limited Maturity Fund's assets will be invested in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of greater than five years, cash, cash equivalents and government and corporate bonds, including without limitation cash or money-market instruments, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, obligations of the U.S. government and its agencies, bank money market deposit accounts and money market mutual funds. The Limited Maturity Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings. At times, the Advisor may determine that it is not in the best interests of Shareholders of the Limited Maturity Fund to invest 65% of The Limited Maturity Fund's total assets in bonds, debentures, notes and other debt securities. At such times, the Fund may follow the temporary defensive investment strategy of investing more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year. There is no way to predict when, or for how long, the Limited Maturity Fund may pursue such a defensive investment strategy.


  At the time of purchase of a debt security with a stated or remaining maturity in excess of five years from the date of purchase by the Limited Maturity Fund, the Limited Maturity Fund may acquire a "put" with respect to such debt securities. Under a "put", the Limited Maturity Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Limited Maturity Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. A put will be sold, transferred, or assigned by the Limited Maturity Fund only with the underlying debt security. The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

MASTER DEMAND NOTES


  The Bond and Limited Maturity Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of their temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by an Income Fund, but are not marketable to third parties. Master demand notes are direct lending arrangements between an Income Fund and the issuer of such notes. The quality of master demand notes will be reviewed by the Advisor of the Income Funds at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Bond Fund and the Limited Maturity Fund set forth above for commercial paper.


VARIABLE AND FLOATING RATE NOTES

  The Bond Fund and the Limited Maturity Fund may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by an Income Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to an Income Fund will approximate their par value.


  It is anticipated that the only non-income producing securities to be held in the Bond Fund and Limited Maturity Fund will be zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Maturity Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Maturity Fund's total assets.


  An increase in interest rates will generally reduce the value of the investments in the Income Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

FOREIGN INVESTMENTS

  The Bond Fund may invest up to 20% of the value of its total assets and the Limited Maturity Fund may invest up to 30% of its total assets in debt securities of foreign issuers. Any investments by the Bond Fund and Limited Maturity Fund in these securities will be in accordance with such Fund's investment policies and restrictions. The Bond Fund and the Limited Maturity Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher. To the extent that the Income Funds may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Income Funds will not hold foreign currency as a result of such investments.

INSURANCE COMPANY FUNDING AGREEMENTS

  The Bond Fund and the Limited Maturity Fund may invest in funding agreements ("Funding Agreements") issued by insurance companies. Pursuant to such agreements, the Bond Fund and Limited Maturity Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain mini-

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

mum rate. The Bond Fund and the Limited Maturity Fund will only purchase a Funding Agreement when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, on any insurer, guarantor, provider of credit support for the instrument. The Bond Fund and the Limited Maturity Fund may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Bond Fund and the Limited Maturity Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 15% of such Fund's net assets.

ASSET-BACKED SECURITIES

  The Bond Fund and the Limited Maturity Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

  Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

  Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

  Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. The Bond Fund and the Limited Maturity Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

                           THE GOVERNMENT INCOME FUND


  The Government Income Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in other types of debt securities, preferred stocks and options. Consistent with the foregoing, under normal market conditions, the Government Income Fund will invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, which the Advisor deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of each NRSRO, see the Appendix to the Statement of Additional Information.


U.S. GOVERNMENT OBLIGATIONS


  The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund includes obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. government, but not supported by such full faith and credit. Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.



  Obligations of certain agencies and instrumentalities of the U.S. government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.



  The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.


MORTGAGE-RELATED SECURITIES -- IN GENERAL

  Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage

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

obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES

  The Government Income Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Advisor determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Advisor's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities in which the Government Income Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations. The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").


  CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.


  The Stripped Mortgage Securities held by the Fund will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

  In reliance on a recent staff interpretation, the Government Income Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Government Income Fund selects CMOs or REMICs that do not meet the above requirements, the Government Income Fund's investment in such securities will be subject to the limitations on its investment in investment company securities as set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

  The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

OTHER SECURITIES

  The Government Income Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities that are rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

THE FLORIDA FUND AND MUNICIPAL BOND FUND


  The Florida Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital. There can be, of course, no assurance that the Florida Fund or the Municipal Bond Fund will achieve their investment objectives. The investment objective of each Tax-Free Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).


  THE FLORIDA FUND invests primarily in bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not treated as a preference item for purposes of the federal alternative minimum tax for individuals, and is exempt from the Florida Intangible Personal Property Tax ("Florida Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in Florida Municipal Securities.

  THE MUNICIPAL BOND FUND invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Municipal Bond Funds' net assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, under normal market conditions at least 65% of the Municipal Bond Fund's total assets will be invested in bonds.


  Under normal market conditions, each Tax-Free Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). The Florida Fund may also invest in Municipal Securities. At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities or Florida Municipal Securities (hereinafter referred to collectively as "Eligible Municipal Securities"), pursuing the Funds' basic investment strategies is inconsistent with the best interests of the Shareholders of the Funds. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Funds' investment objectives, such as by increasing the Funds' holdings in Taxable Obligations to over 20% of each Fund's net assets and by holding uninvested cash reserves pending investment and, with respect to the Florida Fund, increasing its holdings in Municipal Securities to over 20% of net assets. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.


  The Tax-Free Funds may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

  The Tax-Free Funds may invest in Eligible Municipal Securities that are rated at the time of purchase within the three highest rating groups assigned by an NRSRO. The Funds may also purchase Eligible Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Trust's Board of Trustees. Eligible Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the securities. The applicable ratings are described in the Appendix to the Statement of Additional Information.

  The two principal classifications of Eligible Municipal Securities that may be held by the Tax-Free Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Eligible Municipal Securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

  Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free Funds nor the Advisor will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

  Although the Municipal Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry, to a greater extent than it would be if the Fund's assets were not so concentrated.

  The Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.


  The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The Advisor will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.


  The Tax-Free Funds may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

  The Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

  An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

THE MUNICIPAL BOND FUND -- CONCENTRATION

  The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA


  Alabama ranks twenty-second in the nation in total population, with over four million residents in 1995. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 4.0% for the period from 1992 to 1994. Alabama's per capita income in 1995 was $19,209, 82.8% of U.S. per capita income. Currently Alabama's general obligations are rated Aa by Moody's and AA by Standard and Poor's.


BALANCED BUDGET AND PRO-RATION PROCEDURES

  Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

  Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds -- the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

  Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs -- principally for highways, education and improvements to the State Docks -- through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

GENERAL OBLIGATION WARRANTS

  Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

  The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under sec. 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of sec. 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

  County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

LIMITED TAXING AUTHORITY

  Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

  Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS

  Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

CHALLENGE TO EDUCATION FUNDING

  On April 1, 1993, Montgomery Circuit Court Judge Gene Reese ruled that an unconstitutional disparity exists among Alabama's school districts because of inequitable distribution of tax funds. Judge Reese issued an order calling for a new design for the distribution of funds for educational purposes as well as a new system for funding public education.

  On January 10, 1997, the Alabama Supreme Court affirmed Judge Reese's ruling. The court stated that the Alabama Legislature must develop a plan within one year to correct the unconstitutional disparity. Any allocation of funds away from school districts could impair the ability of such districts to service debt.

THE FLORIDA FUND -- DIVERSIFICATION AND CONCENTRATION

  The Florida Fund is a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA

  Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated AA by both Moody's and Standard and Poor's.

  The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

  South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

  The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

SOURCES OF STATE AND LOCAL REVENUES

  Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.


  Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principal sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventu-ally lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

  Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

TYPES OF INDEBTEDNESS

  The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS

  As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

                             INVESTMENT TECHNIQUES


  Each Income Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund (and, with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund), provided that no more than 10% of each Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the each Funds in the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund (and with respect to the Tax-Free Funds, the AmSouth Tax-Exempt Fund), the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds that are attributable to those Fund investments. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Money Market Funds are contained in the Statement of Additional Information.


OPTIONS

  The Bond Fund, Limited Maturity Fund, and Government Income Fund may engage in writing call options from time to time as the Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options are issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, the Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.


  From time to time, the Bond Fund and the Limited Maturity Fund may also purchase call options on any of the types of securities in which each Fund may invest. A purchased call option gives a Fund the right to buy and obligates the seller to sell the underlying security at a specified exercise price during the option period. Purchasing call options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

  From time to time, the Bond Fund may purchase put options. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Bond Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer or assignment of the underlying security or securities.

  The amount payable to the Bond Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Bond Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.


  For a discussion of the Limited Maturity Fund's ability to acquire puts, see "The Bond Fund and the Limited Maturity Fund" in this Prospectus.


  For a discussion of the Tax-Free Funds' ability to acquire puts, see "The Florida Fund and the Municipal Bond Fund" in this Prospectus.

WHEN-ISSUED SECURITIES

  Each Income Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Income Funds will generally not pay for such securities or start earning interest on them until they are received. When an Income Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Income Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event that its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, an Income Fund's liquidity and the Advisor's ability to manage it might be adversely affected. The Income Funds do not intend to purchase "when-issued" securities for speculation purposes, but only for the purpose of acquiring portfolio securities.

REPURCHASE AGREEMENTS

  Securities held by the Income Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Income Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Income Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Income Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Income Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

  Each Income Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, an Income Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse purchase agreements involve the risk that the market value of the securities sold by an Income Fund may decline below the price at which the Fund is obligated to repurchase the securities.

OTHER INVESTMENT PRACTICES

  In order to generate additional income, the Bond Fund, Limited Maturity Fund, and Government Income Fund may, from time to time, lend its securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject the Funds to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, each Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to each Fund. During the time securities of the Funds are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  The Government Income Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Government Income Fund in order to take advantage of what the Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Government Income Fund and its transaction costs. The Bond Fund and Limited Maturity Funds will not purchase securities solely for the purpose of short-term trading.

                            INVESTMENT RESTRICTIONS


  Each Income Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund. See "GENERAL INFORMATION -- Miscellaneous" in this Prospectus.

  THE BOND FUND, LIMITED MATURITY FUND, GOVERNMENT INCOME FUND, AND THE MUNICIPAL BOND FUND MAY NOT:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.


  THE INCOME FUNDS MAY NOT:


  1. Purchase any securities which would cause more than 25% of the value of such Income Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Maturity Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


  2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  3. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  THE TAX-FREE FUNDS MAY NOT:

  1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.

                              VALUATION OF SHARES

  The net asset value of each Income Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to an Income Fund, less the liabilities charged to that Class, by the number of the outstanding Shares that Class of that Fund. The net asset value per Share of each Income Fund will fluctuate as the value of its investment portfolio changes.

  The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Income Funds, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Income Fund are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


  Each Income Fund has been divided into three classes of Shares: Premier Shares, Classic Shares and B Shares. Class B Shares are currently offered only in the Bond Fund. The three classes of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and
(iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.


PURCHASES OF CLASSIC SHARES AND CLASS B SHARES

  Shares of the Income Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of the Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Income Funds in amounts that correspond to the market value of securities sold to the Funds by AmSouth as agent.

  Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

  Depending upon the terms of a particular Customer account, Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

  Investors may also purchase Classic Shares and Class B Shares of an Income Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares and Class B Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.


  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares and Class B Shares of an Income Fund either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchase of Shares effected by wiring funds to the Custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.


  Investors may also purchase Classic Shares and Class B Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

  To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

  To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

  Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

  Classic Shares and Class B Shares of each Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge at the time of purchase in the case of Classic Shares as described below. Purchases of Shares of an Income Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

  In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

  The minimum investment is $1,000 for the initial purchase of Classic Shares and Class B Shares by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keogh or similar plans, contact AmSouth at 800-451-8382.

  The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Classic Shares that may be purchased.

  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares and Class B Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Classic Shares or Class B Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASSIC SHARES

  The public offering price of a Classic Share of an Income Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as Distributor and will re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS, at its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                               SALES CHARGE AS
                                               A PERCENTAGE OF     SALES CHARGE AS     DEALER ALLOWANCE AS
                                                 NET AMOUNT        A PERCENTAGE OF       A PERCENTAGE OF
             AMOUNT OF PURCHASE                   INVESTED         OFFERING PRICE        OFFERING PRICE
---------------------------------------------  ---------------     ---------------     -------------------
Less than $100,000...........................        4.17%               4.00%                 3.60%
$100,000 but less than $250,000..............        3.09%               3.00%                 2.70%
$250,000 but less than $500,000..............        2.04%               2.00%                 1.90%
$500,000 but less than $1,000,000............        1.01%               1.00%                 0.90%
$1,000,000 or more...........................           0%*                 0%*                   0%*


---------------

* Classic Shares are offered at net asset value without an initial sales charge but are subject to a contingent deferred sales charge equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares in the event of a share redemption within twelve months following the purchase of $1 million or more in Classic Shares. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Classic Shares of the Funds for sales of $1 million to $5 million, and 0.50% for sales over $5 billion.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

  The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or
(iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Classic Shares of a Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

  (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

  (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

  (3) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell shares of the Funds;

  (4) Investors who purchase Shares of a Fund through a payroll deduction plan; and

  (5) Investors who purchase Shares of a Fund through certain broker-dealers, registered investment advisors and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

  From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a nonaffiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

  The Distributor may also periodically waive the sales charge for all investors with respect to any Income Fund.

LETTER OF INTENT


  By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Classic Shares of an Income Fund in the load fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). BISYS Fund Services, Inc. (the "Transfer Agent") will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.


  For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

  A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Classic Shares of an Income Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Classic Shares of a Fund with prior purchases of Classic Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SALES CHARGE -- CLASS B SHARES

  Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.


  Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.


CONTINGENT DEFERRED SALES CHARGE

  If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

  The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                  CONTINGENT
                   DEFERRED
               SALES CHARGE AS A
  YEAR(S)        PERCENTAGE OF
   SINCE         DOLLAR AMOUNT
 PURCHASE      SUBJECT TO CHARGE
-----------    -----------------
    0-1               5.00%
    1-2               4.00%
    2-3               3.00%
    3-4               3.00%
    4-5               2.00%
    5-6               1.00%
    6-7                None
    7-8                None

  In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

  To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).


  The Contingent Deferred Sales Charge is waived on redemption of Class B
Shares: (i) following the death or disability (as defined in the Code) of a

Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege."

CONVERSION FEATURE

  Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

  For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

  If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Classic Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

EXCHANGE PRIVILEGE

CLASSIC SHARES


  Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.


CLASS B SHARES


  Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the U.S. Treasury Fund, Tax Exempt Fund, Government Income Fund, Limited Maturity Fund, Florida Fund and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.



  Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.


ADDITIONAL INFORMATION ABOUT EXCHANGES


  An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. If a shareholder exchanges Income Fund Shares for Shares of another Fund without paying a sales charge on the exchange, the gain or loss on the sale of the Fund Shares will be calculated without taking into account the sales charge paid on the original Shares if they were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. This treatment will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange.



  Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.



  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.


AUTO EXCHANGE

  AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.


REINSTATEMENT PRIVILEGE



  The Reinstatement Privilege enables investors who have redeemed Classic Shares to repurchase, within 90 days of such redemption, Classic Shares in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and the payment must be received within 90 days of the trade date of the redemption.


DIRECTED DIVIDEND OPTION


  Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.


  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

  Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with a Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.


REDEMPTION BY TELEPHONE


  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.



  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail."


PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in an Income Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for re-demption is received by the Transfer Agent before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Income Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Income Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

  A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at

3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


  Each of the Income Funds is treated as a separate entity for federal income tax purposes. Each Income Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Income Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net income and net capital gain income.


  The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

                       BOND FUND, LIMITED MATURITY FUND,
                           AND GOVERNMENT INCOME FUND


  Distributions by the Bond Fund, Limited Maturity Fund, and Government Income Fund of ordinary income and/or an excess of short-term capital gain over net long-term loss are taxable to shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.



  Distributions designated by the Bond Fund, Limited Maturity Fund, and Government Income Fund as deriving from net gains on securities held for more than one year but not more than 18 months or from net gains on securities held for more than 18 months are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.


  Prior to purchasing Shares of the Bond Fund, Limited Maturity Fund, and Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.


  Dividends-received by a Shareholder that are derived from the Bond Fund, Limited Maturity Fund, and Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.


  A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months. If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, Limited Maturity Fund, and Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.


  The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, Limited Maturity Fund, and Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the

Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Additional Tax Information" and "Additional Tax Information Concerning the Tax Exempt Fund."

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Income Funds and their Shareholders. Potential investors in the Bond Fund, Limited Maturity Fund, and Government Income Fund are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

                      FLORIDA FUND AND MUNICIPAL BOND FUND

  The Tax-Free Funds' Shareholders may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.


  Dividends from the Tax-Free Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends-received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends-received by the Shareholder (excluding capital gain dividends-received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under Section 852(b)(3)(D) of the Code). It is anticipated that distributions from the Tax-Free Funds will not be eligible for the dividends-received deduction for corporate shareholders.


  Gains on the sale of Shares in the Tax-Free Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

  A Tax-Free Fund may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Tax-Free Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

  To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.


  Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.


  Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Additional Tax Information" and "Additional Tax Information Concerning the Florida Fund."

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Tax-Free Funds and their Shareholders. Potential investors in the Tax-Free Funds are urged to consult their tax advisers concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

ALABAMA TAXES


  Section 40-18-14(2)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.



  Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.


  The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

FLORIDA TAXES

  The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for

Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

  In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A ruling confirming this tax treatment is being sought from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.

  The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders. Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                  POSITION(S) HELD               PRINCIPAL OCCUPATION
       NAME AND ADDRESS            WITH THE TRUST               DURING THE PAST 5 YEARS
------------------------------   ------------------   -------------------------------------------
George R. Landreth*                   Chairman        From December 1992 to present, employee of
BISYS Fund Services                                   BISYS Fund Services, Limited Partnership;
3435 Stelzer Road                                     from July 1991 to December 1992, employee
Columbus, Ohio 43219                                  of PNC Financial Corp.; from October 1984
                                                      to July 1991, employee of The Central Trust
                                                      Co., N.A.
Dick D. Briggs, Jr., M.D.             Trustee         From September 1989 to present, Emeritus
459 DER Building                                      Professor and Eminent Scholar Chair, Univ.
1808 7th Avenue South                                 of Alabama at Birmingham; from October 1979
UAB Medical Center                                    to present, Physician, University of
Birmingham, Alabama 35294                             Alabama Health Services Foundation; from
                                                      1981 to 1995, Professor and Vice Chairman,
                                                      Department of Medicine, University of
                                                      Alabama at Birmingham School of Medicine;
                                                      from June 1988 to October 1992, President,
                                                      Chief Executive Officer and Medical
                                                      Director, University of Alabama Health
                                                      Services Foundation
Wendell D. Cleaver                    Trustee         From September 3, 1993 to present, retired;
209 Lakewood Drive, West                              from December 1988 to August, 1993,
Mobile, Alabama 36608                                 Executive Vice President, Chief Operating
                                                      Officer and Director, Mobile Gas Service
                                                      Corporation
J. David Huber*                       Trustee         From June 1987 to present, employee of
BISYS Fund Services                                   BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
Homer H. Turner, Jr.                  Trustee         From June 1991 to present, retired; until
751 Cary Drive                                        June 1991, Vice President, Birmingham
Auburn, Alabama 36830-2505                            Division, Alabama Power Company
James H. Woodward, Jr.                Trustee         From 1996 to present, Trustee, The Sessions
The University of North                               Group; from July 1989 to present,
Carolina at Charlotte                                 Chancellor, The University of North
Charlotte, North Carolina                             Carolina at Charlotte; from April 1997 to
28223                                                 present, Trustee, BISYS Variable Insurance
                                                      Funds; from August 1984 to July 1989,
                                                      Senior Vice President, University College,
                                                      University of Alabama at Birmingham


---------------

* Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.


  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and

Landreth are employees and executive officers of BISYS Fund Services.

INVESTMENT ADVISOR


  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the midsouth region. AmSouth Bancorporation reported assets as of September 30, 1997 of $18.1 billion and operated 272 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of September 30, 1997, AmSouth and its affiliates had over $8.2 billion in assets under discretionary management and provided custody services for an additional $20.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Funds, the Advisor manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

  Brian B. Sullivan, CFA is the portfolio manager for the Bond Fund and, as such, has had primary responsibility for the day-to-day portfolio management of the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at the Advisor since 1984, and is currently Senior Vice President and Trust Investment Officer in charge of fixed income investments.

  John P. Boston, CFA is the portfolio manager for the Limited Maturity Fund since August, 1995, and of the Government Income Fund since inception and, as such, has primary responsibility for the day-to-day portfolio management of the Limited Maturity and Government Income Funds. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently a Vice President and Trust Investment Officer.

  Dorothy E. Thomas, CFA is the portfolio manager for the Municipal Bond Fund and since May 15, 1997 is the portfolio manager for the Florida Fund, and as such, has primary responsibility for the day-to-day management of each Fund's portfolio. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over ten years and is currently Vice President and Trust Investment Officer.


  Under investment advisory agreements between the Trust and the Advisor, the fee payable to the Advisor by each Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of sixty-five one-hundredths of one percent (0.65%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.50% of the Bond Fund's average daily net assets, 0.50% of the Limited Maturity Fund's average daily net assets, 0.30% of the Government Income Fund's average daily net assets and 0.30% of the Florida Fund's average daily net assets. For the period from July 1, 1997 to July 30, 1997 the Advisor received investment advisory fees amounting to 0.40% of the Municipal Bond Fund's average daily net assets.


ADMINISTRATOR

  ASO Service Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly owned subsidiary of BISYS.

BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


  The Administrator generally assists in all aspects of the Funds' administration and operation. Under management and administration agreements between the Trust, the fee payable by each Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Income Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Income Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, ASO received administration fees, after voluntary fee reductions, amounting to 0.12% of the Bond Fund's average daily net assets; 0.12% of the Limited Maturity Fund's average daily net assets; 0.10% of the Government Income Fund's average daily net assets; and 0.10% of the Florida Fund's average daily net assets, after voluntary fee reductions. For the period from July 1, 1997 to July 30, 1997, ASO received administration fees amounting to 0.12% of the Municipal Bond Fund's average daily net assets.


SUB-ADMINISTRATORS


  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.


  BISYS Fund Services also serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

  BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.


  Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.



  Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.

  All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for an Income Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.

  As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Trust's Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The
Trust -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fourteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Municipal Bond Fund, the AmSouth Balanced Fund, the AmSouth Government Income Fund and the AmSouth Florida Tax-Free Fund. Each Fund, except the AmSouth Florida Tax-Free Fund, is diversified for purposes of the 1940 Act. As of the date of this Prospectus, Shares are not currently being offered in the AmSouth Small Cap Fund. Each Fund has been divided into three classes of Shares: Premier, Classic and Class B Shares, except that the AmSouth U.S. Treasury Fund and the AmSouth Tax Exempt Fund are divided into Premier Shares and Classic Shares only. As of the date of this Prospectus, however, Class B Shares were not offered in the Limited Maturity Fund, the Government Income Fund, the Florida Fund and the Municipal Bond Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series of class shall be entitled to vote thereon, (iii) only the holders of Classic Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Servicing Plan, and
(iv) only the holders of Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Sharehold-ers at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.


  As of November 7, 1997, AmSouth, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of 99.94% of the outstanding Premier Shares of the Bond Fund, 99.98% of the outstanding Premier Shares of the Limited Maturity Fund, 99.99% of the outstanding Premier Shares of the Florida Fund, 99.72% of the outstanding Premier Shares of the Municipal Bond Fund and 99.99% of the outstanding Premier Shares of the Government Income Fund. As of November 19, 1997, AmSouth was the beneficial owner of approximately 76.99% of the outstanding Premier Shares of the Bond Fund, 90.60% of the outstanding Premier Shares of the Florida Tax Free Fund and 94.52% of the outstanding Premier Shares of the Municipal Bond Fund and may be deemed to be a "controlling person" of the above mentioned Funds within the meaning of the Investment Company Act of 1940.


CUSTODIAN


  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.


TRANSFER AGENT AND FUND ACCOUNTANT


  BISYS Funds Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.


PERFORMANCE INFORMATION

MUNICIPAL BOND FUND

  The Municipal Bond Fund commenced operations on July 1, 1997 subsequent to the transfer of assets by the Tax-Exempt Portfolio, a common trust fund, to the Municipal Bond Fund in exchange for shares of the Municipal Bond Fund. The Fund's portfolio of investments on July 1, 1997 was the same as the portfolio of the Tax-Exempt Portfolio immediately prior to the transfer.


  The Tax-Exempt Portfolio is not a registered investment company as it is exempt from registration under the 1940 Act. Since, in a practical sense, the Tax-Exempt Portfolio constitutes a "predecessor" of the Fund, the Municipal Bond Fund calculates the performance for each Class of the Fund for periods commencing prior to the transfer of the Tax-Exempt Portfolio assets to the Fund by including the common trust fund's total return adjusted to reflect the deduction of fees and expenses applicable to the Classic Shares of the Municipal Bond Fund as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). These fees and expenses include the applicable sales charge.


  The Municipal Bond Fund from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical earnings, but past performance data is not necessarily indicative of future performance of the Fund.

          COMPARATIVE PERFORMANCE INFORMATION REGARDING THE TAX-EXEMPT
                     PORTFOLIO AND THE MUNICIPAL BOND FUND

                          AVERAGE ANNUAL TOTAL RETURN*

                                               3          5          10
             FUND                 1 YEAR     YEARS      YEARS      YEARS
------------------------------    ------     ------     ------     ------
Tax-Exempt Portfolio..........     0.99%      3.54%      3.59%      5.24%

* Figures were calculated pursuant to a methodology established by the SEC. The maximum sales load is 4.00% for the Municipal Bond Fund.

  The above-quoted performance data includes the performance of the Tax-Exempt Portfolio for the period before the Municipal Bond Fund commenced operations adjusted to reflect the deduction of fees and expenses applicable to the Classic Shares of the Municipal Bond Fund (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). The Tax-Exempt Portfolio was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the Act and the Code. If the Tax-Exempt Portfolio had been registered under the 1940 Act, its performance may have been adversely affected. The investment objective, restrictions and guidelines of the Municipal Bond Fund are substantially similar to the Tax-Exempt Portfolio and both were managed by the same personnel.

GENERAL

  From time to time performance information for the Classic Shares and Class B Shares of an Income Fund showing its total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its total return and/or yield excluding the effect of the sales charge.

  The Tax-Free Funds may also present its "tax equivalent yield" which reflects the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the Tax-Free Funds.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.


  Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.


  Information about each Fund's performance is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in Fund, operating ex-penses and market conditions. Any fees charged by a Financial Institution with respect to accounts investing in Shares of an Income Fund will not be included in performance calculations.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.


  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733 or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR

[AMSOUTH LOGO]
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203
DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219
ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219
LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333
TRANSFER AGENT
BISYS Fund Services , Inc.
3435 Stelzer Road
Columbus, OH 43219
AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

                                             Page
                                             ----
Fee Table.................................     3
Financial Highlights......................     5
Investment Objective and Policies.........     9
Investment Techniques.....................    22
Investment Restrictions...................    24
Valuation of Shares.......................    25
How to Purchase and Redeem Shares.........    26
Dividends and Taxes.......................    36
Management of the AmSouth Mutual Funds....    40
General Information.......................    45

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


AS2P120197

                              AMSOUTH MUTUAL FUNDS
                              --------------------

                                   AMSOUTH(R)
                                  AMSOUTH BANK
                               INVESTMENT ADVISOR


                                     INCOME
                                     FUNDS

                                    AMSOUTH
                                  MUTUAL FUNDS

                                NOT FDIC INSURED

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated December 1, 1997

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                            Prospectus Caption

                       PROSPECTUS FOR AMSOUTH EQUITY FUND,
              AMSOUTH REGIONAL EQUITY FUND, AMSOUTH BALANCED FUND,
                          AMSOUTH CAPITAL GROWTH FUND,
                       AMSOUTH SMALL CAP FUND, AND AMSOUTH
                               EQUITY INCOME FUND

                        CLASSIC SHARES AND CLASS B SHARES


1.  Cover Page....................................................      Cover Page

2.  Synopsis......................................................      Fee Table

3.  Condensed Financial Information...............................      Financial Highlights; General
                                                                        Information - Performance Information

4.  General Description of Registrant.............................      The Trust; Investment Objective and
                                                                        Policies; Investment Restrictions;
                                                                        General Information - Description of
                                                                        the Trust and Its Shares

5.  Management of the Fund........................................      Management of AmSouth Mutual
                                                                        Funds;  General Information -Custodian
                                                                        and Transfer Agent

6.  Capital Stock and Other Securities ...........................      The Trust; How to Purchase and
                                                                        Redeem Shares; Dividends and Taxes;
                                                                        General Information - Description of
                                                                        the Trust and Its Shares; General
                                                                        Information - Miscellaneous

7.  Purchase of Securities Being Offered .........................      Valuation of Shares; How to Purchase
                                                                        and Redeem Shares

8.  Redemption or Repurchase......................................      How to Purchase and Redeem Shares

9.  Legal Proceedings.............................................      Inapplicable

                              AMSOUTH MUTUAL FUNDS
                           CAPITAL APPRECIATION FUNDS

                       CLASSIC SHARES AND CLASS B SHARES

3435 Stelzer Road                                     For current yield, purchase, and redemption
Columbus, Ohio 43219                                  information, call (800) 451-8382

     The Capital Appreciation Funds (the "Capital Appreciation Funds") are six of fourteen series of units of beneficial interest ("Shares") each representing interests in one of fourteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each Capital Appreciation Fund has its own investment objective and the net asset value per share of each Capital Appreciation Fund will fluctuate as the value of such Capital Appreciation Fund's investment portfolio changes in response to changing market conditions and other factors. Each Capital Appreciation Fund offers Premier Shares, Classic Shares and Class B Shares. The Shares of the Capital Appreciation Funds outstanding on August 31, 1997, were redesignated as Classic Shares. Currently, Shares are not being offered in the Small Cap Fund.

     AMSOUTH EQUITY FUND (the "Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. The Advisor will seek opportunities for the Equity Fund in securities that are believed to represent investment value.

     AMSOUTH REGIONAL EQUITY FUND (the "Regional Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. The Advisor will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value.

     AMSOUTH BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Advisor will seek opportunities for the Balanced Fund in securities that are believed to represent investment value.


     AMSOUTH CAPITAL GROWTH FUND (the "Capital Growth Fund") seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.


     AMSOUTH SMALL CAP FUND (the "Small Cap Fund") seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with a market capitalization of less than $1 billion.

     AMSOUTH EQUITY INCOME FUND (the "Equity Income Fund") seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

     AmSouth Bank, Birmingham, Alabama ("AmSouth") acts as the investment advisor to each Capital Appreciation Fund ("Advisor"). Rockhaven Asset Management, LLC ("Rockhaven") acts as the investment sub-advisor to the Equity Income Fund. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Capital Appreciation Funds' distributor ("Distributor").

     Each Capital Appreciation Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.


     This Prospectus relates only to the Classic Shares and Class B Shares of the Capital Appreciation Funds, which are offered to the general public. Premier Shares of the Capital Appreciation Funds are offered through a separate prospectus. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); and the Premier Shares of the Capital Appreciation Funds, the Money Market Funds and the Income Funds may contact the Distributor at the telephone number shown above. Additional information about the Capital Appreciation Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


     This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Capital Appreciation Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                      RISKS, INCLUDING LOSS OF PRINCIPAL.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------


                The date of this Prospectus is December 1, 1997.

                                   FEE TABLE


                         EQUITY           REGIONAL                            CAPITAL GROWTH      SMALL CAP       EQUITY INCOME
                          FUND          EQUITY FUND      BALANCED FUND             FUND              FUND              FUND
                    ----------------  ----------------  ----------------     ----------------  ----------------  ----------------
                             CLASS B           CLASS B           CLASS B              CLASS B           CLASS B           CLASS B
                    CLASSIC  SHARES   CLASSIC  SHARES   CLASSIC  SHARES      CLASSIC  SHARES   CLASSIC  SHARES   CLASSIC  SHARES
                    -------  -------  -------  -------  -------  -------     -------  -------  -------  -------  -------  -------
SHAREHOLDER
 TRANSACTION
 EXPENSES(1)
 Maximum Sales Load
   Imposed on
   Purchases (as a
   percentage of
   offering
   price)..........   4.50%       0%    4.50%       0%    4.50%       0%       4.50%       0%    4.50%       0%    4.50%       0%
 Maximum Sales Load
   Imposed on
   Reinvested
   Dividends (as a
   percentage of
   offering
   price)..........      0%       0%       0%       0%       0%       0%          0%       0%       0%       0%       0%       0%
 Deferred Sales
   Load (as a
   percentage of
   original
   purchase price
   or redemption
   proceeds, as
   applicable).....      0%    5.00%       0%    5.00%       0%    5.00%          0%    5.00%       0%    5.00%       0%    5.00%
 Redemption Fees
   (as a percentage
   of amount
   redeemed, if
  applicable)(2)...      0%       0%       0%       0%       0%       0%          0%       0%       0%       0%       0%       0%
 Exchange Fee......     $0       $0       $0       $0       $0       $0          $0       $0       $0       $0       $0       $0
ANNUAL FUND
 OPERATING EXPENSES
 (as a percentage
 of net assets)
   Management
     Fees..........   0.80%    0.80%    0.80%    0.80%    0.80%(3)   0.80%(3)   0.80%   0.80%    0.90%    0.90%    0.80%    0.80%
   12b-1 Fees......   0.00%    1.00%    0.00%    1.00%    0.00%    1.00%       0.00%    1.00%    0.00%    1.00%    0.00%    1.00%
   Shareholder
     Servicing
     Fees..........   0.25%    0.00%    0.25%    0.00%    0.25%    0.00%       0.25%    0.00%    0.25%    0.00%    0.25%    0.00%
   Other Expenses
     (after
     voluntary fee
   reduction)(4)...   0.22%    0.22%    0.25%    0.25%    0.24%    0.24%       0.27%    0.27%    0.27%    0.27%    0.27%    0.27%
                    -------  -------  -------  -------  -------  -------     -------  -------  -------  -------  -------  -------
   Total Fund
     Operating
     Expenses(5)
     (after
     voluntary fee
     reduction)....   1.27%    2.02%    1.30%    2.05%    1.29%    2.04%       1.32%    2.07%    1.42%    2.17%    1.32%    2.07%
                    ======== ========= ======== ========= ======== ========= ======== ========= ======== ========= ======== ========


------------


(1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")



(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")


(3) Amounts have been restated to reflect current fees.


(4) Absent the voluntary reduction of administration fees, Other Expenses would be 0.31% for the Equity Fund, 0.33% for the Regional Equity Fund, 0.31% for the Balanced Fund and 0.27% for the Equity Income Fund. Other Expenses for the Capital Growth Fund and the Small Cap Fund are based on estimates for the current fiscal year.



(5) In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Classic Shares would be 1.36% for the Equity Fund, 1.38% for the Regional Equity Fund, 1.36% for the Balanced Fund and 1.32% for the Equity Income Fund. In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Class B Shares would be 2.11% for the Equity Fund, 2.13% for the Regional Equity Fund, 2.11% for the Balanced Fund and 2.07% for the Equity Income Fund.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                            ------    -------    -------    --------
Equity Fund..............................................................    $ 57       $83       $ 112       $191
Regional Equity Fund.....................................................    $ 58       $84       $ 113       $195
Balanced Fund............................................................    $ 58       $84       $ 113       $194
Capital Growth Fund......................................................    $ 58       $85         N/A        N/A
Small Cap Fund...........................................................    $ 59       $88         N/A        N/A
Equity Income Fund.......................................................    $ 58       $85         N/A        N/A

------------

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and
(2) 5% annual return.


                                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                            ------    -------    -------    --------
Equity Fund
  Assuming a complete redemption at end of period........................    $ 71       $93       $ 129       $216
  Assuming no redemption.................................................    $ 21       $63       $ 109       $216
Regional Equity Fund
  Assuming a complete redemption at end of period........................    $ 71       $94       $ 130       $218
  Assuming no redemption.................................................    $ 21       $64       $ 110       $218
Balanced Fund
  Assuming a complete redemption at end of period........................    $ 71       $94       $ 130       $217
  Assuming no redemption.................................................    $ 21       $64       $ 110       $217
Capital Growth Fund
  Assuming a complete redemption at end of period........................    $ 71       $95         N/A        N/A
  Assuming no redemption.................................................    $ 21       $65         N/A        N/A
Small Cap Fund
  Assuming a complete redemption at end of period........................    $ 72       $98         N/A        N/A
  Assuming no redemption.................................................    $ 22       $68         N/A        N/A
Equity Income Fund
  Assuming a complete redemption at end of period........................    $ 71       $95         N/A        N/A
  Assuming no redemption.................................................    $ 21       $65         N/A        N/A


  The purpose of the tables above is to assist a potential investor in understanding the various costs and expenses that an investor in the Classic Shares or Class B Shares of each Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.

  The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Capital Appreciation Fund which are subject to the same expenses except that there are no sales charges nor distribution or shareholder servicing expenses charged to Premier Shares. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" -- "Investment Advisor" and "Distributor.")

                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information concerning the investment results for each of the Funds (with the exception of the Capital Growth Fund) for the period from commencement of operations to July 31, 1997. The information from the commencement of operations to July 31, 1997 is a part of the financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1997 appears in the Statement of Additional Information. The Capital Growth Fund and the Small Cap Fund had not commenced operations as of July 31, 1997. Unaudited financial information is also included for the Capital Growth Fund for the period from August 4, 1997 (commencement of operations) to October 31, 1997. Further financial data is incorporated by reference into in the Statement of Additional Information.



                                                                       EQUITY FUND
                        ---------------------------------------------------------------------------------------------------------
                                                                                                                      DECEMBER 1,
                                                           YEAR ENDED JULY 31,                                          1988 TO
                        ------------------------------------------------------------------------------------------     JULY 31,
                          1997        1996        1995        1994        1993        1992       1991       1990        1989(A)
                        --------    --------    --------    --------    --------    --------    -------    -------    -----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............  $  17.62    $  16.75    $  14.82    $  14.38    $  13.40    $  12.57    $ 11.99    $ 12.18      $ 10.00
                        --------    --------    --------    --------    --------    --------    -------    -------        -----
INVESTMENT ACTIVITIES
 Net investment
   income.............      0.30        0.33        0.33        0.28        0.28        0.32       0.36       0.37         0.22
 Net realized and
   unrealized gains
   from investments...      6.77        1.48        2.39        0.83        1.48        1.20       0.61      (0.17)        2.16
                        --------    --------    --------    --------    --------    --------    -------    -------        -----
 Total from Investment
   Activities.........      7.07        1.81        2.72        1.11        1.76        1.52       0.97       0.20         2.38
                        --------    --------    --------    --------    --------    --------    -------    -------        -----
DISTRIBUTIONS
 Net investment
   income.............     (0.30)      (0.33)      (0.32)      (0.28)      (0.29)      (0.33)     (0.37)     (0.35)       (0.20)
 Net realized gains...     (1.04)      (0.61)      (0.47)      (0.39)      (0.49)      (0.36)     (0.02)     (0.04)          --
                        --------    --------    --------    --------    --------    --------    -------    -------        -----
 Total
   Distributions......     (1.34)      (0.94)      (0.79)      (0.67)      (0.78)      (0.69)     (0.39)     (0.39)       (0.20)
                        --------    --------    --------    --------    --------    --------    -------    -------        -----
NET ASSET VALUE, END
 OF PERIOD............  $  23.35    $  17.62    $  16.75    $  14.82    $  14.38    $  13.40    $ 12.57    $ 11.99      $ 12.18
 Total Return
   (excludes sales
   charge)............     42.35%      11.09%      19.27%       7.90%      13.81%      12.94%      8.46%      1.66%       24.06%(c)
                        =========   =========   =========   =========   =========   =========   ========   ========   =============
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
   period (000).......  $974,985    $374,622    $275,757    $205,611    $153,074    $107,934    $32,406    $14,383      $ 5,476
 Ratio of expenses to
   average net
   assets.............      1.06%       1.02%       1.03%       0.94%       0.95%       1.01%      1.15%      1.11%        1.16%(b)
 Ratio of net
   investment income
   to average net
   assets.............      1.52%       1.86%       2.17%       1.93%       2.08%       2.50%      3.16%      3.16%        2.91%(b)
 Ratio of expenses to
   average net
   assets*............      1.10%       1.11%       1.11%       1.11%       1.13%       1.15%      1.26%      1.41%        2.34%(b)
Ratio of net
 investment income to
 average net
 assets*..............      1.48%       1.77%       2.09%       1.76%       1.90%       2.36%      3.04%      2.86%        1.73%(b)
PORTFOLIO TURNOVER....     24.47%      19.11%      19.46%      11.37%      15.12%     113.12%     15.78%     14.89%        4.03%
Average commission
 rate paid(d).........  $ 0.0657    $ 0.0700          --          --          --          --         --         --           --
                        --------    --------    --------    --------    --------    --------    -------    -------        -----


------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.


(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.

                                                                      REGIONAL EQUITY FUND
                                 ----------------------------------------------------------------------------------------------
                                                                                                                    DECEMBER 1,
                                                              YEAR ENDED JULY 31,                                     1988 TO
                                 ------------------------------------------------------------------------------      JULY 31,
                                   1997      1996      1995      1994      1993      1992      1991      1990         1989(A)
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $  20.95   $ 18.94   $ 16.68   $ 16.74   $ 14.86   $ 13.44   $ 12.45   $ 11.64       $ 10.00
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
INVESTMENT ACTIVITIES
  Net investment income........      0.24      0.26      0.23      0.23      0.19      0.23      0.26      0.23          0.14
  Net realized and unrealized
    gains from investments.....      7.77      2.20      2.26      0.58      2.09      2.34      1.20      0.84          1.64
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
  Total from Investment
    Activities.................      8.01      2.46      2.49      0.81      2.28      2.57      1.46      1.07          1.78
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
DISTRIBUTIONS
  Net investment income........     (0.24)    (0.26)    (0.23)    (0.23)    (0.20)    (0.23)    (0.26)    (0.22)        (0.14)
  Net realized gains...........     (0.49)    (0.19)       --     (0.41)    (0.20)    (0.92)    (0.21)    (0.04)           --
  In excess of net realized
    gains......................        --        --        --     (0.23)       --        --        --        --            --
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
  Total Distributions..........     (0.73)    (0.45)    (0.23)    (0.87)    (0.40)    (1.15)    (0.47)    (0.26)        (0.14)
                                 --------   -------   -------   -------   -------   -------   -------   -------     -----------
NET ASSET VALUE, END OF
  PERIOD.......................  $  28.23   $ 20.95   $ 18.94   $ 16.68   $ 16.74   $ 14.86   $ 13.44   $ 12.45       $ 11.64
                                 ========   =======   =======   =======   =======   =======   =======   =======     ===========
  Total Return (excludes sales
    charge)....................     39.02%    13.10%    15.10%     4.87%    15.53%    20.66%    12.52%     9.41%        17.79%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period
    (000)......................  $149,838   $93,584   $68,501   $54,744   $41,347   $15,707   $ 7,853   $ 3,161       $ 2,523
  Ratio of expenses to average
    net assets.................      1.06%     1.05%     1.07%     0.79%     0.80%     0.91%     0.79%     1.22%         1.41%(b)
  Ratio of net investment
    income to average net
    assets.....................      0.99%     1.30%     1.35%     1.36%     1.17%     1.61%     2.21%     1.92%         1.98%(b)
  Ratio of expenses to average
    net assets*................      1.10%     1.13%     1.15%     1.24%     1.28%     1.36%     1.58%     2.32%         2.65%(b)
  Ratio of net investment
    income to average net
    assets*....................      0.95%     1.22%     1.27%     0.90%     0.69%     1.16%     1.42%     0.82%         0.74%(b)
PORTFOLIO TURNOVER.............     10.30%     8.22%    14.25%     5.83%    10.22%    24.99%    14.41%    14.00%         1.13%
Average commission rate
  paid(d)......................  $ 0.0760   $0.0827        --        --        --        --        --        --            --


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.


(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.

                                                                  BALANCED FUND
                                           ------------------------------------------------------------
                                                                                                            DECEMBER 19,
                                                               YEAR ENDED JULY 31,                            1991 TO
                                           ------------------------------------------------------------       JULY 31,
                                             1997         1996         1995         1994         1993         1992(A)
                                           --------     --------     --------     --------     --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $  13.03     $  12.76     $  11.81     $  11.86     $  11.12       $  10.00
                                           --------     --------     --------     --------     --------       --------
INVESTMENT ACTIVITIES
  Net investment income..................      0.48         0.47         0.47         0.42         0.44           0.27
  Net realized and unrealized gains from
    investments..........................      2.78         0.58         1.24         0.18         0.80           1.09
                                           --------     --------     --------     --------     --------       --------
  Total from Investment Activities.......      3.26         1.05         1.71         0.60         1.24           1.36
                                           --------     --------     --------     --------     --------       --------
DISTRIBUTIONS
  Net investment income..................     (0.50)       (0.47)       (0.46)       (0.42)       (0.45)         (0.24)
  Net realized gain......................     (0.58)       (0.31)       (0.30)       (0.23)       (0.05)            --
                                           --------     --------     --------     --------     --------       --------
  Total Distributions....................     (1.08)       (0.78)       (0.76)       (0.65)       (0.50)         (0.24)
                                           --------     --------     --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD...........  $  15.21     $  13.03     $  12.76     $  11.81     $  11.86       $  11.12
                                           ========     ========     ========     ========     ========       ========
  Total Return (excludes sales charge)...     26.42%        8.37%       15.27%        5.13%       11.47%         13.71%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)......  $372,769     $338,425     $295,509     $236,306     $179,134       $143,813
  Ratio of expenses to average net
    assets...............................      1.05%        0.98%        0.94%        0.84%        0.84%          0.83%(b)
  Ratio of net investment income to
    average net assets...................      3.49%        3.61%        3.91%        3.56%        3.90%          4.45%(b)
  Ratio of expenses to average net
    assets*..............................      1.10%        1.11%        1.12%        1.11%        1.12%          1.17%(b)
  Ratio of net investment income to
    average net assets*..................      3.44%        3.48%        3.73%        3.28%        3.62%          4.10%(b)
PORTFOLIO TURNOVER.......................     25.00%       20.47%       16.97%       14.43%       11.09%         23.18%
  Average commission rate paid(d)........  $ 0.0734     $ 0.0773           --           --           --             --


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.


(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.

                                                                       EQUITY INCOME FUND
                                                                       ------------------
                                                                       MARCH 20, 1997 TO
                                                                        JULY 31, 1997(A)
                                                                       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................         $  10.00
                                                                            ========
INVESTMENT ACTIVITIES
  Net Investment income............................................             0.07
  Net realized and unrealized gains from investments...............             1.71
                                                                            --------
  Total from Investment Activities.................................             1.78
                                                                            ========
DISTRIBUTIONS
  Net investment income............................................            (0.06)
  Net realized gain................................................               --
                                                                            --------
  Total Distributions..............................................            (0.06)
                                                                            ========
NET ASSET VALUE, END OF PERIOD.....................................         $  11.72
                                                                            ========
Total Return (excludes sales charge)...............................            17.81%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)................................         $ 22,273
  Ratio of expenses to average net assets..........................             1.30%(b)
  Ratio of net investment income to average net assets.............             2.13%(b)
  Ratio of expenses to average net assets*.........................             1.51%(b)
  Ratio of net investment income to average net assets*............             1.92%(b)
PORTFOLIO TURNOVER.................................................            27.38%
  Average commission rate paid(d)..................................         $ 0.0600


------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.

                                                           CAPITAL GROWTH FUND
                                               -------------------------------------------
                                                AUGUST 4, 1997 TO     SEPTEMBER 3, 1997 TO
                                                 OCTOBER 31, 1997       OCTOBER 31, 1997
                                                   (UNAUDITED)            (UNAUDITED)
                                                   CLASSIC (A)            CLASS B (E)
                                               --------------------   --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........         $10.00                 $ 9.80
                                                    ========
INVESTMENT ACTIVITIES
  Net investment income......................          (0.01)                 (0.01)
  Net realized and unrealized gains (losses)
     from investments........................          (0.37)                 (0.19)
                                                    --------
  Total from Investment Activities...........          (0.38)                 (0.20)
                                                    ========
DISTRIBUTIONS
  Net investment income......................           0.00                   0.00
  Net realized gains.........................           0.00                   0.00
                                                    --------
  Total Distributions........................           0.00                   0.00
                                                    ========
NET ASSET VALUE, END OF PERIOD...............         $ 9.62                 $ 9.60
                                                    ========
Total Return (excludes sales charge).........          (3.80%)(b)             (4.00%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)..........         $2,975                 $  815
  Ratio of expenses to average net assets....           1.86%(c)               2.68%(c)
  Ratio of net investment income to
     average net assets......................          (0.82%)(c)             (1.84%)(c)
  Ratio of expenses to average net assets*...           2.55%(c)               3.37%(c)
  Ratio of net investment income to
     average net assets*.....................          (1.51%)(c)             (2.53%)(c)
PORTFOLIO TURNOVER...........................          21.82%                 21.82%
  Average commissions rate paid(d)...........         0.0416                 0.0416


------------


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a) On September 1, 1997 the Shareholders of the Fund exchanged their Shares for either the Fund's Classic Shares or Premier Shares. For the period ended October 31, 1997, the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses and distributions for the period August 4, 1997 through August 31, 1997 were allocated to each Class of Shares based upon the relative net assets of each Class of Shares as of September 1, 1997, and the results combined with the results of operations and distributions for each applicable Class for the period September 1, 1997 through October 31, 1997.



(b) Not annualized.



(c) Annualized.



(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.



(e) Period from September 3, 1997 (commencement of offering of Class B Shares) to October 31, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of a Capital Appreciation Fund may not be changed without a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION--Miscellaneous"). There can be no assurance that the investment objectives of any of the Capital Appreciation Funds will be achieved.

  THE EQUITY FUND AND THE REGIONAL EQUITY FUND seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. In the case of the Regional Equity Fund, such securities must be issued by companies headquartered in the Southern Region of the United States which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of current income is an incidental objective of both the Equity Fund and the Regional Equity Fund.

  THE BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.


  THE CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.


  THE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of less than $1 billion determined at the time the security is purchased.

  THE EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

  The Advisor will seek to invest in equity securities which are believed to represent investment value. Factors which the Advisor may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

  With respect to the Equity, Regional Equity, and Balanced Funds, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Funds. In the selection of the investments for the Equity, Regional Equity, and Balanced Funds, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by a Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of a Fund, in which case invested capital of a

Capital Appreciation Fund in an individual security or group of securities may not appreciate for an extended period.

  In managing the Capital Growth Fund and Small Cap Fund, the Advisor will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

  The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

  Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

  Most companies in which the Equity, Regional Equity, Balanced, Capital Growth, and Equity Income Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.

  THE EQUITY FUND will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to be undervalued. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."

  THE REGIONAL EQUITY FUND will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by the Advisor to be undervalued of companies headquartered in the Southern Region as defined above. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."

  THE REGIONAL EQUITY FUND will normally invest at least 65% of the value of its total assets in common stock and securities convertible into common stock of companies headquartered in the Southern Region. There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative eco-nomic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

  THE BALANCED FUND will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by the Advisor to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Advisor, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."

  It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

  The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of the Advisor to judge and react to changing market conditions.

  THE CAPITAL GROWTH FUND will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment. The Capital Growth Fund may also write covered call options. See "Options."

  THE SMALL CAP FUND will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with a market capitalization of less than $1 billion determined at the time the security is purchased. Under normal market conditions, the Small Cap Fund may invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $1 billion determined at the time the security is purchased, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Small Cap Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."

  While small capital company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small capital company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

  The Small Cap Fund may also invest in investment grade debt securities, that is, securities rated "BBB" or higher by an NRSRO at the time of purchase. If the rating of a security falls below investment grade, the Advisor will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. See the Appendix to the Statement of Additional Information for a discussion of rating categories.

  The Small Cap Fund is managed in accordance with a value philosophy. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of the Advisor's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The basis and quantification of the economic worth, or basic value of individual companies reflects the Advisor's assessment of a company's assets and the company's prospects for earning growth over the next 1 1/2-to-3 years. The Advisor relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

  THE EQUITY INCOME FUND will normally invest at least 65% of the value of its total assets in income-producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Sub-Advisor's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity Income Fund may also write covered call options. See "Options."

  The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.

FOREIGN INVESTMENTS

  Each of the Capital Appreciation Funds may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. Each of the Capital Appreciation Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

CONVERTIBLE SECURITIES

  Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

  Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

  Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Advisor's credit analysis than would be the case if the Equity Income Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest pay-ments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Equity Income Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

  Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

  The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Advisor or Sub-Advisor, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

WHEN-ISSUED SECURITIES

  Each of the Capital Appreciation Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield, and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Capital Appreciation Funds will generally not pay for such securities or start earning interest on them until they are received. When a Capital Appreciation Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Capital Appreciation Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Capital Appreciation Fund's liquidity and the Advisor's or Sub-Advisor's ability to manage it might be adversely affected. The Capital Appreciation Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

OPTIONS

  Each of the Capital Appreciation Funds may engage in writing call options from time to time as the Advisor or Sub-Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options must be issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, a Capital Appreciation Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Capital Appreciation Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Capital Appreciation Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Capital Appreciation Fund delivers the underlying security upon exercise. When writing a covered call option, a Capital Appreciation Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

  The Balanced Fund may purchase put options from time to time as the Advisor deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Balanced Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Balanced Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Balanced Fund upon its exercise of a "put" is normally (i) the Balanced Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Balanced Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Balanced Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Balanced Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.

REPURCHASE AGREEMENTS

  Securities held by the Capital Appreciation Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Capital Appreciation Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Capital Appreciation Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Capital Appreciation Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Capital Appreciation Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

  Each of the Capital Appreciation Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Capital Appreciation Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Capital Appreciation Fund may decline below the price at which the Fund is obligated to repurchase the securities.

REAL ESTATE INVESTMENT TRUSTS

  The Capital Growth Fund, Small Cap Fund, and Equity Income Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

OTHER INVESTMENT PRACTICES

  Each Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), provided that no more than 10% of a Capital Appreciation Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Capital Appreciation Funds in the AmSouth Money Market Funds, the Advisor and the Administrator will reduce that portion of their usual service fees from each Capital Appreciation Fund by an amount equal to their service fees from the AmSouth Money Market Funds that are attributable to those Capital Appreciation Fund investments. The Advisor and the Administrator will promptly forward such fees to the Capital Appreciation Funds. Each Capital Appreciation Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Capital Appreciation Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund are contained in the Statement of Additional Information.

  In order to generate additional income, each Capital Appreciation Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Capital Appreciation Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Capital Appreciation Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor or Sub-Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Capital Appreciation Fund. During the time portfolio securities are on loan, the borrower pays the Capital Appreciation Fund any dividends or interest paid on such securities. Loans are subject to termination by the Capital Appreciation Funds or the borrower at any time. While the Capital Appreciation Funds do not have the right to vote securities on loan, the Capital Appreciation Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Capital Appreciation Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Each Capital Appreciation Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Capital Appreciation Fund in order to take advantage of what the Advisor or Sub-
Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Capital Appreciation Fund and its transaction costs.

  Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.

  The portfolio turnover of each Capital Appreciation Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.

  Portfolio turnover for the Capital Growth Fund, Small Cap Fund, and Equity Income Fund is not expected to exceed 200% in the coming year.

                            INVESTMENT RESTRICTIONS


  Each of the Capital Appreciation Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION--Miscellaneous" in this Prospectus).



  The Capital Appreciation Funds may not:


  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Capital Appreciation Fund's total assets would be invested in such issuer, or such Capital Appreciation Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Capital Appreciation Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  2. Purchase any securities which would cause 25% or more of the value of such Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that each Capital Appreciation Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Capital Appreciation Fund's total assets at the time of its borrowing. A Capital Appreciation Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  4. Make loans, except that each Capital Appreciation Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                              VALUATION OF SHARES

  The net asset value of each Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Capital Appreciation Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class. The net asset value per Share of each Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

  The securities in each Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Capital Appreciation Funds, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each of the Capital Appreciation Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

  Each Capital Appreciation Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares. The three classes of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.

PURCHASES OF CLASSIC SHARES AND CLASS B SHARES

  Shares of the Capital Appreciation Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of the Capital Appreciation Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Capital Appreciation Funds in amounts that correspond to the market value of securities sold to the Capital Appreciation Funds by AmSouth as agent.

  Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

  Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

  Investors may also purchase Classic Shares and Class B Shares of a Capital Appreciation Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares or Class B Shares of a Capital Appreciation Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares and Class B Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Investors may also purchase Classic Shares and Class B Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

  To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at
(800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

  To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

  Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

  Classic Shares and Class B Shares of each Capital Appreciation Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge at the time of purchase in the case of Classic Shares as described below. Purchases of Shares of a Capital Appreciation Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

  In case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

  The minimum investment is $1,000 for the initial purchase of Classic Shares and Class B Shares of a Capital Appreciation Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at 800-451-8382.

  The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Classic Shares that may be purchased.

  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares and Class B Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Classic Shares or Class B Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASSIC SHARES

  The public offering price of a Classic Share of a Capital Appreciation Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as Distributor and may re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS, at its sole discretion, may pay certain dealers all or part of the portion of the sales charges it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.


                                                      SALES CHARGE AS                          DEALER
                                                      A PERCENTAGE OF   SALES CHARGE AS       ALLOWANCE
                                                        NET AMOUNT      A PERCENTAGE OF    AS A PERCENTAGE
                 AMOUNT OF PURCHASE                      INVESTED       OFFERING PRICE    OF OFFERING PRICE
----------------------------------------------------  ---------------   ---------------   -----------------
Less than $50,000...................................       4.71%             4.50%              4.05%
$50,000 but less than $100,000......................       4.17%             4.00%              3.60%
$100,000 but less than $250,000.....................       3.09%             3.00%              2.70%
$250,000 but less than $500,000.....................       2.04%             2.00%              1.80%
$500,000 but less than $1,000,000...................       1.01%             1.00%              0.90%
$1,000,000 or more..................................        -0-*              -0-*               -0-*


---------

  * Classic Shares are offered at net asset value without an initial sales charge but are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the Shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such Shares in the event of a Share redemption within twelve months following the purchase of $1 million or more in Classic Shares. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Classic Shares of the Funds for sales of $1 million to $5 million and 0.50% for sales over $5 million.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

  The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or
(iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Classic Shares of a Capital Appreciation Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

  (1) Existing Shareholders of a Capital Appreciation Fund upon the reinvestment of dividend and capital gain distributions;

  (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

  (3) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Shares of the Funds;

  (4) Investors who purchase Shares of a Fund through a payroll deduction plan; and

  (5) Investors who purchase Shares of a Capital Appreciation Fund through certain broker-dealers, registered investment advisors and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

  From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

  The Distributor may also periodically waive the sales charge for all investors with respect to any Capital Appreciation Fund.

LETTER OF INTENT


  By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Classic Shares of a Capital Appreciation Fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). BISYS Fund Services, Inc. (the "Transfer Agent") will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.


  For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

  A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Classic Shares of a Capital Appreciation Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Classic Shares of a Capital Appreciation Fund with prior purchases of Classic Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SALES CHARGE -- CLASS B SHARES

  Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

  Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

  If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

  The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                       CONTINGENT
                        DEFERRED
                   SALES CHARGE AS A
YEAR(S)              PERCENTAGE OF
 SINCE               DOLLAR AMOUNT
PURCHASE           SUBJECT TO CHARGE
--------           ------------------
0-1...                    5.00%
1-2...                    4.00%
2-3...                    3.00%
3-4...                    3.00%
4-5...                    2.00%
5-6...                    1.00%
6-7...                    None
7-8...                    None

  In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

  To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).

  The Contingent Deferred Sales Charge is waived on redemption of Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege."

CONVERSION FEATURE

  Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

  For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

  If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Classic Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

EXCHANGE PRIVILEGE

CLASSIC SHARES


  Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.



CLASS B SHARES



  Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this

Prospectus, Class B Shares were not yet being offered in the Government Income Fund, Limited Maturity Fund, Florida Fund and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.



  Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.


ADDITIONAL INFORMATION ABOUT EXCHANGES


  An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. If a Shareholder exchanges Capital Appreciation Fund Shares for Shares of another Fund without paying a sales charge on the exchange, the gain or loss on the sale of the Capital Appreciation Fund Shares will be calculated without taking into account the sales charge paid on the original Shares if they were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. This treatment will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange.



  Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty
(60) days' prior notice to Shareholders.



  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.


AUTO EXCHANGE

  AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733,

Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.


REINSTATEMENT PRIVILEGE



  The Reinstatement Privilege enables investors who have redeemed Classic Shares to repurchase, within 90 days of such redemption, Classic Shares in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and the payment must be received within 90 days of the trade date of the redemption.


DIRECTED DIVIDEND OPTION


  Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.


  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

  Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE


  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.



  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail."


PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Capital Appreciation Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Capital Appreciation Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Capital Appreciation Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES


  The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.



  Each of the Capital Appreciation Funds is treated as a separate entity for Federal income tax purposes. Each of the Capital Appreciation Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Capital Appreciation Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. The Capital Appreciation Funds intend to avoid paying federal income and excise taxes by timely distributing substantially all their net income and net capital gain income.



  A distribution to a Shareholder of net investment income (generally a Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations that meet the holding period requirements in the Code to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.



  A distribution designated by a Capital Appreciation Fund as deriving from net gains on securities held for more than one year but not more than 18 months or from net gains on securities held for more than 18 months is taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.


  The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

  Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividend or distribution may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.

  Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

  A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Capital Appreciation Funds and their Shareholders. Potential investors in the Capital Appreciation Funds are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

  Additional Information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Additional Tax Information."

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                  POSITION(S) HELD               PRINCIPAL OCCUPATION
       NAME AND ADDRESS            WITH THE TRUST               DURING THE PAST 5 YEARS
------------------------------   ------------------   -------------------------------------------
George R. Landreth*                   Chairman        From December 1992 to present, employee of
BISYS Fund Services                                   BISYS Fund Services, Limited Partnership;
3435 Stelzer Road                                     from July 1991 to December 1992, employee
Columbus, Ohio 43219                                  of PNC Financial Corp.; from October 1984
                                                      to July 1991, employee of The Central Trust
                                                      Co., N.A.
Dick D. Briggs, Jr., M.D.             Trustee         From September 1989 to present, Emeritus
459 DER Building                                      Professor and Eminent Scholar Chair, Univ.
1808 7th Avenue South                                 of Alabama at Birmingham; from October 1979
UAB Medical Center                                    to present, Physician, University of
Birmingham, Alabama 35294                             Alabama Health Services Foundation; from
                                                      1981 to 1995, Professor and Vice Chairman,
                                                      Dept. of Medicine, Univ. of Alabama at
                                                      Birmingham School of Medicine; from 1988 to
                                                      1992, President, CEO and Medical Director,
                                                      Univ. of Alabama Health Foundation
Wendell D. Cleaver                    Trustee         From September 3, 1993 to present, retired;
209 Lakewood Drive, West                              from December, 1988 to August, 1993,
Mobile, Alabama 36608                                 Executive Vice President, Chief Operating
                                                      Officer and Director, Mobile Gas Service
                                                      Corporation
J. David Huber*                       Trustee         From June 1987 to present, employee of
3435 Stelzer Road                                     BISYS Fund Services, Limited Partnership
Columbus, Ohio 43219
Homer H. Turner, Jr.                  Trustee         From June 1991 to present, retired; until
751 Cary Drive                                        June 1991, Vice President, Birmingham
Auburn, Alabama 36830-2505                            Division, Alabama Power Company
James H. Woodward, Jr.                Trustee         From 1996 to present, Trustee, The Sessions
The University of North                               Group; from July 1989 to present,
  Carolina at Charlotte                               Chancellor, The University of North
Charlotte, North Carolina                             Carolina at Charlotte; from April 1997 to
28223                                                 present, Trustee, BISYS Variable Insurance
                                                      Funds; from August 1984 to July 1989,
                                                      Senior Vice President, University College,
                                                      University of Alabama at Birmingham


------------

  * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR


  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1997 of $18.1 billion and operated 272 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of September 30, 1997, AmSouth and its affiliates had over $8.2 billion in assets under discretionary management and provided custody services for an additional $20.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Capital Appreciation Funds, the Advisor manages the Capital Appreciation Funds (except for the Equity Income Fund), and therefore makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales. Pedro Verdu, CFA, is the portfolio manager for each Capital Appreciation Fund (except the Equity Income Fund) and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.


  Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by the Equity, Regional Equity, Balanced, Equity Income, and Capital Growth Funds for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets or
(b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. The fee payable for the Advisor by the Small Cap Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of ninety one-hundredths of one percent (0.90%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. While this fee is higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets and 0.80% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 to July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Income Fund's average daily net assets.

INVESTMENT SUB-ADVISOR


  Rockhaven Asset Management, LLC ("Rockhaven") serves as Sub-Advisor to the Equity Income Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with the Fund's investment objective, policies, and restrictions.


  Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.


  For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.


  Mr. Wiles is the portfolio manager for the Equity Income Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.


  The cumulative total return for the Class A Shares of the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. The cumulative total return for the Class B Shares of the Federated Equity Income Fund from September 27, 1994 (date of initial public offering) through January 31, 1997 was 62.64%, absent the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the S&P 500 Index was 79.69%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed the Class A Shares of the Federated Equity Income Fund and for the one-year and since inception period for the Class B Shares of the Federated Equity Income Fund compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

                    PRIOR PERFORMANCE OF CLASS A SHARES AND


               CLASS B SHARES OF THE FEDERATED EQUITY INCOME FUND



                                                       FEDERATED          S&P 500      LIPPER EQUITY
                                                  EQUITY INCOME FUND+*    INDEX@     INCOME FUND INDEX#
                                                  --------------------    -------    ------------------
CLASS A SHARES (absent imposition of sales charge)
One Year..........................................         23.26%          26.34%           19.48%
Three Years.......................................         17.03%          20.72%           15.09%
Five Years........................................         16.51%          17.02%           14.73%
August 1, 1991 through January 31, 1997...........         17.25%          16.78%           14.99%
CLASS A SHARES (assuming imposition of the
  Federated Equity Income Fund's maximum sales
  charge)
One Year..........................................         16.48%
Three Years.......................................         14.85%
Five Years........................................         15.20%
August 1, 1991 through January 31, 1997...........         16.05%

CLASS B SHARES (absent imposition of contingent
  deferred sales charge)
One Year..........................................         22.26%          26.34%           19.48%
September 27, 1994 through January 31, 1997.......         23.15%          28.44%           20.65%
CLASS B SHARES (assuming imposition of the
  Federated Equity Income Fund's maximum
  contingent deferred sales charge)
One Year..........................................         16.76%
September 27, 1994 through January 31, 1997.......         22.79%


---------------


+ Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.



* During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares (the shares most similar to the Classic Shares of the AmSouth Equity Income Fund) of the Federated Equity Income Fund ranged from 0.95% to 1.05% of the fund's average daily net assets. During the period from September 27, 1994 through January 31, 1997 the operating expense ratio for the Class B Shares of the Federated Equity Income Fund ranged from 1.80% to 1.87% of the fund's average daily net assets. The operating expenses of the Class A Shares and Class B Shares of the Federated Equity Income Fund were lower than the projected operating expenses of the Classic Shares and Class B Shares, respectively, of the AmSouth Equity Income Fund. If the actual operating expenses of the AmSouth Equity Fund are higher than the historical operating expenses of the Federated Equity Income Fund, this could negatively affect performance.



@ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.



# The Lipper Equity Income Fund Index is equally weighted and composed of the largest mutual funds within its investment objective. These funds seek high current income and growth of income through investing 60% or more of their respective portfolios in equity securities.

  HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


  Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the Fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


ADMINISTRATOR

  ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly-owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


  The Administrator generally assists in all aspects of the Capital Appreciation Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Capital Appreciation Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Capital Appreciation Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Capital Appreciation Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



  During the Trust's fiscal year ended July 31, 1997, ASO received administration fees, after voluntary fee reductions, amounting to 0.11% of the Equity Fund's average daily net assets, 0.12% of the Regional Equity Fund's average daily net assets and 0.11% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 to July 31, 1997, ASO received administration fees amounting to 0.20% of the Equity Income Fund's average daily net assets.


SUB-ADMINISTRATORS


  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.


  BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

  BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

  Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.



  Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.


  All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative ac-tion affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Capital Appreciation Fund. No Capital Appreciation Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Capital Appreciation Fund; such costs will be borne by the Distributor.

  As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Capital Appreciation Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The Trust--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fourteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida TaxFree Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, and the AmSouth Equity Income Fund. Each Fund, except the AmSouth Florida Tax-Free Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund offers three classes of Shares: Premier, Classic and Class B Shares, except for the AmSouth U.S. Treasury Fund and AmSouth Tax Exempt Fund which offer only Premier Shares and Classic Shares. As of the date of this Prospectus, however, Class B Shares were not offered in AmSouth Government Income Fund, AmSouth Limited Maturity Fund, AmSouth Florida Fund and AmSouth Municipal Bond Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, and (iii) only the holders of Classic Shares will vote on matters submitted to shareholder vote with regard to the Servicing Plan and (iv) only the holders of Class B Shares will vote on matters submitted to shareholder vote with regard to the Distribution Plan.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds-- Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.


  As of November 7, 1997, AmSouth Bank, 1901 Sixth Avenue North, Birmingham, AL 35203, was the Shareholder of record of approximately 99.98% of the outstanding Premier Shares of the Equity Fund, 99.97% of the outstanding Premier Shares of the Regional Equity Fund, 99.99% of the outstanding Premier Shares of the Balanced Fund, 99.98% of the outstanding Premier Shares of the Equity Income Fund and 99.99% of the outstanding Premier Shares of the Capital Growth Fund. As of November 19, 1997, AmSouth Bank was the beneficial owner of approximately 74.63% of the outstanding Premier Shares of the Equity Fund, 79.11% of the outstanding Premier Shares of the Regional Equity Fund and 93.98% of the outstanding Premier Shares of the Capital Growth Fund, and may be deemed to be a "controlling person" of each of the above-mentioned Funds within the meaning of the Investment Company Act of 1940.


CUSTODIAN


  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives com-pensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING


  BISYS Fund Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.


PERFORMANCE INFORMATION

  From time to time performance information for the Classic Shares and Class B Shares of a Capital Appreciation Fund showing its total return and/or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Capital Appreciation Fund. Total return is measured by comparing the value of an investment in the Capital Appreciation Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Capital Appreciation Fund's net investment income per share earned during a recent one-month period by the Capital Appreciation Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Yield, effective yield, and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.


  Investors may also judge the performance of each Capital Appreciation Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.


  Information about the performance of a Capital Appreciation Fund is based on the Capital Appreciation Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Capital Appreciation Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Capital Appreciation Fund will not be included in performance calculations.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.


  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR

AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

INVESTMENT SUB-ADVISORS
(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222


ADMINISTRATOR

ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333

TRANSFER AGENT

BISYS Fund Services, Inc.

3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

                                                  Page
                                                  ----
Fee Table......................................     3
Financial Highlights...........................     5
Investment Objective and Policies..............    10
Investment Restrictions........................    18
Valuation of Shares............................    19
How to Purchase and Redeem Shares..............    19
Dividends and Taxes............................    30
Management of AmSouth Mutual Funds.............    32
General Information............................    39

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


AS3P120197

                              AMSOUTH MUTUAL FUNDS
                              --------------------

                                   AMSOUTH(R)
                                  AMSOUTH BANK
                               INVESTMENT ADVISOR


                                    CAPITAL
                                  APPRECIATION
                                     FUNDS

                                    AMSOUTH
                                  MUTUAL FUNDS

                                NOT FDIC INSURED

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated December 1, 1997

CROSS REFERENCE SHEET

Part B


Form N-1A Item No.                                     Caption
------------------                                     -------

10.  Cover Page                                        Cover Page

11.  Table of Contents                                 Table of Contents

12.  General Information and History                   Additional Information - Description of Shares

13.  Investment Objectives and Policies                Investment  Objectives and  Policies

14.  Management of the Trust                           Management of the Trust

15.  Control Persons and Principal
      Holders of Securities                            Miscellaneous

16.  Investment Advisory and
      Other Services                                   Management of the Trust

17.  Brokerage Allocation                              Management of the Trust

18.  Capital Stock and Other
      Securities                                       Valuation; Additional Purchase and Redemption
                                                       Information; Management of the Trust;
                                                       Redemptions; Additional Information

19.  Purchase, Redemption and Pricing
      of Securities Being Offered                      Valuation; Additional Purchase and Redemption
                                                       Information; Management of the Trust

20.  Tax Status                                        Additional Purchase and Redemption Information

21.  Underwriters                                      Management of the Trust

22.  Calculation of Performance Data                   Performance Information

23.  Financial Statements                              Financial Statements

                              AMSOUTH MUTUAL FUNDS



                       Statement of Additional Information



                                December 1, 1997



                                -----------------



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Government Income Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund and the AmSouth Equity Income Fund, (each a "Fund" and collectively the "Funds"), each dated December 1, 1997. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. A copy of each Fund's Prospectus may be obtained by writing to AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                                                 TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----


AMSOUTH MUTUAL FUNDS..............................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................1
    Additional Information on Portfolio Instruments...............................................................1
    Investment Restrictions......................................................................................12
    Additional Investment Restrictions...........................................................................14
    Portfolio Turnover...........................................................................................14

VALUATION........................................................................................................15
    Valuation of the Money Market Funds..........................................................................15
    Valuation of the Capital Appreciation Funds and the Income Funds.............................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................16
    Purchase of Shares...........................................................................................16
    Matters Affecting Redemption.................................................................................17
    Additional Tax Information...................................................................................18
    Additional Tax Information Concerning the Tax Exempt Fund and Tax-Free Funds.................................20

MANAGEMENT OF THE TRUST..........................................................................................22
    Officers ....................................................................................................22
    Investment Advisor...........................................................................................24
    Portfolio Transactions.......................................................................................28
    Glass-Steagall Act...........................................................................................29
    Administrator................................................................................................30
    Expenses ....................................................................................................33
    Sub-Administrators...........................................................................................33
    Distributor..................................................................................................33
    Custodian....................................................................................................35
    Transfer Agent and Fund Accounting Services..................................................................35
    Auditors ....................................................................................................35
    Legal Counsel................................................................................................35

PERFORMANCE INFORMATION..........................................................................................35
    Yields of the Money Market Funds.............................................................................36

    Yield of the Capital Appreciation Funds, the Income Funds and the
             Tax-Free Funds......................................................................................37

    Calculation of Total Return..................................................................................38

    Performance Comparisons......................................................................................40

ADDITIONAL INFORMATION...........................................................................................41
    Organization and Description of Shares.......................................................................41
    Shareholder Liability........................................................................................42

FINANCIAL STATEMENTS.............................................................................................45

APPENDIX.........................................................................................................46

                       STATEMENT OF ADDITIONAL INFORMATION

                              AMSOUTH MUTUAL FUNDS


         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment portfolios (each a "Fund"): the AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), the AmSouth Tax Exempt Fund (the "Tax Exempt Fund," and these three Funds being collectively referred to as the "Money Market Funds"), the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), and the AmSouth Equity Income Fund (the "Equity Income Fund," and these six Funds being collectively referred to as the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), and the AmSouth Florida Tax-Free Fund (the "Florida Fund" and these five Funds being collectively referred to as the "Income Funds"). The Florida Fund and the Municipal Bond Fund are also collectively referred to herein as the "Tax-Free Funds." The Small Cap Fund is not currently offering Shares. The Funds offer three classes of Shares: Premier Shares, Classic Shares, and Class B Shares, except for the U.S. Treasury Fund and Tax Exempt Fund which offers two classes of Shares: Premier Shares and Classic Shares. Currently, Class B Shares are not being offered in the Limited Maturity Fund, the Government Income Fund, the Florida Fund and the Municipal Bond Fund. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

High Quality Investments With Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Trustees.

         With regard to the Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax Exempt Fund, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Obligations Fund and the Tax Exempt Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.


         The Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.


         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an

NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         Bankers' Acceptances and Certificates of Deposit. All of the Funds of the Trust except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


         Each Fund except the U.S. Treasury Fund, the Tax Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.


         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.


         Foreign Investment. All of the Funds, except the U.S. Treasury Fund and the Tax-Free Funds, may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when the Advisor or Sub-Advisor believes the risks associated with such investments are minimal.


         Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Advisor or Sub-Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Advisor or Sub-Advisor will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.



         Reverse Repurchase Agreements. As discussed in each Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities or other liquid high quality debt securities in the case of the Money Market Funds and the Income Funds or other liquid, high-grade debt securities, in the case of the Capital Appreciation Funds. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


         U.S. Government Obligations. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Advisor or Sub-Advisor believes that the credit risk with respect thereto is minimal.


         Variable and Floating Rate Notes. The Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         For purposes of the Tax-Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         Municipal Securities. Under normal market conditions, the Tax Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax Exempt Fund will invest at least 80% of its total assets, the Municipal Bond Fund will invest at least 80% of its net assets, and the Florida Fund may invest up to 20% of its net assets in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.


         As described in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         High Yield Securities. The Equity Income Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

         When-Issued Securities. As discussed in the Prospectuses, each Fund except the Prime Obligations Fund and the U.S. Treasury Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Advisor or Sub-Advisor to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         Calls. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be issued by the Options Clearing Corporation and may or may not be listed on a National Securities Exchange. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Advisor's or Sub-Advisor's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will write only covered call options. This means that a Fund will only write a call option on a security which it already owns.



         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Capital Appreciation Funds , the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike when a Fund owns securities not subject to an option, the Capital Appreciation Funds , the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.


         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.


         Call options written by the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.


         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         Puts. The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, and the Balanced Fund, the Bond Fund, and the Limited Maturity Fund may acquire "puts" with respect to debt securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax Exempt Fund, the Tax-Free Funds, the Bond Fund, the Balanced Fund, and the Limited Maturity Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and Floating Rate Notes" and "Valuation of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund" in this Statement of Additional Information.

         The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security.

         The Tax Exempt Fund, the Tax-Free Funds and the Limited Maturity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax Exempt Fund, the Tax-Free Funds and the Limited Maturity Fund intend to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.

Investment Restrictions

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

         None of the Funds may:


         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;


         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Capital Growth Fund, the Small Cap Fund and the Equity Income Fund);



         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Capital Appreciation Funds and the Income Funds may purchase securities of a money market fund, including securities of both the Prime Obligations Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax Exempt Fund) and the Tax Exempt Fund and the Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;


         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         The Prime Obligations Fund and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds and the Tax-Free Funds may not write or purchase call options. None of the Funds may write put options. The Prime Obligations Fund, the U.S. Treasury Fund, the Equity Fund, the Regional Equity Fund, the Capital Growth Fund, the Small Cap Fund and the Equity Income Fund may not purchase put options. The Tax Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover


         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds is expected to be zero percent for regulatory purposes.



         In the fiscal year ended July 31, 1997, portfolio turnover for the Equity Fund, the Regional Equity Fund, the Equity Income Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 24.47%, 10.30%, 27.38%, 64.89%, 2.96%, 34.62% and 24.05%, respectively. For the one month period ended July 31, 1997, portfolio turnover for the Municipal Bond Fund was 0.31%. In the fiscal year ended July 31, 1997, the portfolio turnover rate for the Balanced Fund was 15.80% with respect to the common stock portion of its portfolio and 18.62% with respect to the other portion of its portfolio.


                  In the fiscal year ended July 31, 1996, portfolio turnover for the Equity Fund, the Regional Equity Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 19.11%, 8.22%, 29.56%, 78.31%, 9.60% and 12.21%, respectively. In the fiscal year ended July 31, 1996, the portfolio turnover rate for the Balanced Fund was 13.65% with respect to the common stock portion of its portfolio and 6.82% with respect to the other portion of its portfolio.


          The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax Exempt Fund and the Tax-Free Funds, by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         The Tax-Free Funds will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Advisor believes investment considerations warrant such sale or purchase. The annual portfolio turnover rate of the Municipal Bond Fund is not expected to exceed 50%. However, the portfolio turnover rate for each of the Tax-Free Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.


                                    VALUATION


         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.


Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of the Capital Appreciation Funds and the Income Funds

         The value of the portfolio securities held by each of the Capital Appreciation Funds and the Income Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Administrator, and which valuations shall be the fair market value of such securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services, Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at or AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

Purchase of Shares

         As stated in the relevant Prospectuses, the public offering price of Classic Shares of the Capital Appreciation Funds and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Shares of the Trust is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the relevant Prospectuses). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund alone, by any person, including members of a family unit (i.e., husband, wife and minor children) and bona fide trustees and also applies to purchases made under a Rights of Accumulation or a Letter of Intent.

         Classic Shares of the Money Market Funds are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Classic and Class B Shares Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund.

         Certain sales of Classic Shares are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Trust's principal underwriter, BISYS acts as principal in selling Classic Shares and Class B Shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Classic Shares and Class B Shares Prospectuses (see "How to Purchase and Redeem Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

Matters Affecting Redemption

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.

Additional Tax Information


         It is the policy of each of the Trust's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.



         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.



          In addition, until the start of the Fund's first tax year beginning after August 5, 1997, the Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company. This 30% of gross income test may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months and to engage in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.



         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the 98% thresholds, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.


         Each of the Trust's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."


         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997 (the "1997 Act").



         The Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.


         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the Tax Exempt Fund and Tax-Free Funds


         As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.



         In addition, the Tax Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax advisor with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."



         The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.



         While the Tax Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.



         While the Tax Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over any net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).



         As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax Exempt Fund and the Tax-Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax Exempt Fund and the Tax-Free Funds could acquire under the 1940 Act. Therefore, although the Tax Exempt Fund and the Tax-Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Tax Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                             MANAGEMENT OF THE TRUST

Officers

         The officers of each Fund of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                     Position(s) Held               Principal Occupation
Name and Address                     With the Trust                 During Past 5 Years
----------------                     ----------------               -------------------
George R. Landreth                   Chairman and Vice President    From December 1992 to present, employee of
                                                                    BISYS Fund Services, Limited Partnership;
                                                                    from July 1991 to December 1992, employee of
                                                                    PNC Financial Corp.; from October 1984 to
                                                                    July 1991, employee of The Central Trust Co.,
                                                                    N.A.



Walter B. Grimm                      Vice President                 From June, 1992 to present, employee of BISYS
                                                                    Fund Services, Limited Partnership; from 1990
                                                                    to 1992, President and CEO, Security
                                                                    Bancshares; from July, 1981 to present,
                                                                    President of Leigh Investments Consulting
                                                                    (investments firm).

Thresa Dewar                         Treasurer                      From March 1997 to present, employee of BISYS
                                                                    Fund Services; from September 1994 to March 1997,
                                                                    Independent Consultant; from April 1975 to
                                                                    September 1994, employee of Federated Investors,
                                                                    Inc.

John F. Calvano                      President                      From October, 1994 to present, employee of
                                                                    BISYS Fund Services, Limited Partnership;
                                                                    from July, 1992 to August, 1994, investment
                                                                    representative, BA Investment Services; and
                                                                    from October, 1986 to July, 1994, Marketing
                                                                    Manager, Great Western Investment
                                                                    Management.

Robin Thomas                         Secretary

George O. Martinez                   Assistant Secretary            From March, 1995 to present, Senior Vice
                                                                    President and Director of Legal and Compliance
                                                                    Services, BISYS Fund Services, Limited
                                                                    Partnership; from June, 1989 to March, 1995,
                                                                    Vice President and Associate General Counsel,
                                                                    Alliance Capital Management.

Alaina V. Metz                       Assistant Secretary            From  June, 1995 to present, Chief
                                                                    Administrator, Administrative and Regulatory
                                                                    Services, BISYS Fund Services, Limited
                                                                    Partnership; from May, 1989 to June, 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.



         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services , Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Calvano, Landreth, Grimm and Martinez and Mme. Dewar, Thomas and Metz are employees of BISYS Fund Services, Limited Partnership.


                              COMPENSATION TABLE 1


                                                 Pension or                        Total
                                Aggregate        Retirement       Estimated        Compensation
                                Compensation       Benefits         Annual           from AmSouth
Name of                         from AmSouth     Accrued          Benefits Upon    Mutual Funds
Position                        Fund Expenses    As Part of       Retirement       Paid to Trustee
--------                        -------------    ----------       ----------       ---------------
J. David Huber                  None             None             None             None

James H. Woodward, Jr.          $12,239          None             None             $12,239

Homer H. Turner                 $10,591          None             None             $10,591

Wendell D. Cleaver              $11,806          None             None             $11,806

Dick D. Briggs, Jr., M.D.       $10,420          None             None             $10,420



1 Figures are for the Trust's fiscal year ended July 31,  1997.

Investment Advisor


         Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Maturity Fund) by the Advisor pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Maturity Fund by the Advisor pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."



         In selecting investments for each of the Capital Appreciation Funds (except for the Equity Income Fund), the Advisor employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Advisor's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.


         In selecting investments for each of the Income Funds and the Balanced Fund, the Advisor attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Advisor seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.


         Under the Advisory Agreements, the fee payable to the Advisor by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund -sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; and the Small Cap Fund - ninety one-hundredths of one percent (0.90%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.


         For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $2,366,707, $2,459,885 and $2,184,158, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $1,325,127,
$1,588,850 and $1,245,378, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $160,785, $133,336 and $125,213 for the Tax Exempt Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary reductions in investment advisory fees of $160,785, $133,340 and $125,213, respectively, for the Tax Exempt Fund.



         For the fiscal year ended July 31, 1997, the Advisor received $3,733,019, $953,375, $745,426, $247,500, $2,855,190, $41,620, and $156,820 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the period ended July 31, 1997, the Advisor received $111,117 and $36,130 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $224,000, $74,000, $48,000, and $183,000, for the Bond Fund, the Limited Maturity Fund, the Government Income Fund, and Florida Fund, respectively. For the period ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $70,000 for the Municipal Bond Fund.


         For the fiscal year ended July 31, 1996, the Advisor received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834, and $146,775 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522, and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively.

         For the fiscal year ended July 31, 1995, the Advisor received $1,841,031, $478,789, $461,002, $253,511, $1,807,557, and $29,835 from the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $3,057, $302, $138,571, $76,328, $259,520, and
$66,952, for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund. For the period from commencement of operations (September 30, 1994) through July 31, 1995, the Advisor received $124,256 from the Florida Fund, which reflects a voluntary reduction in fees of $111,697.




         Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.


         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 1999 as to each of the Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION -Miscellaneous" in the respective Prospectus of the Money Market Funds, the Capital Appreciation Funds and the Income Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.



         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 1999 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Advisor. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.






         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to, (i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.



         AmSouth also serves as Sub-Administrator for the Trust. See "Sub-Administrator" below.


Investment Sub-Advisor

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven") ("Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 12, 1997 between the Advisor and Sub-Advisor ("Sub-Advisory Agreement").

         The Sub-Advisor shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Advisor shall be liable to the Advisor for a loss resulting from a breach of fiduciary duty by Sub-Advisor under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 1999 and shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. This Agreement may be terminated with respect to the Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Advisor or Sub-Advisor on 60 days written notice. This Agreement will also immediately terminate in the event of its assignment.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of the investment sub-advisor including, but not limited to, (i) descriptions of the sub-advisor's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the sub-advisor's operations.

Portfolio Transactions

         Pursuant to the Advisory Agreements, the Advisor or Sub-Advisor determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisor and Sub-Advisor generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor and the Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or Sub-Advisor may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor. Such information may be useful to the Advisor or Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, BISYS, the Sub-Advisor, or their affiliates, and will not give preference to AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Advisor or Sub-Advisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


         During the fiscal year ended July 31, 1997, the Equity Fund paid aggregate brokerage commissions in the amount of $397,271. During the fiscal year ended July 31, 1997, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $98,747. During the fiscal year ended July 31, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $145,513. During the period from March 20, 1997 to July 31, 1997, the Equity Income Fund paid aggregate brokerage commissions in the amount of $28,462.


         During the fiscal year ended July 31, 1996, the Equity Fund paid aggregate brokerage commissions in the amount of $265,581.82. During the fiscal year ended July 31, 1996, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $167,771.64. During the fiscal year ended July 31, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $489,564.65.

Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of

Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees of the Trust would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator


         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services , Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services , Inc. under its transfer agency and fund accounting agreements with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.



         For the fiscal year ended July 31, 1997, ASO received $1,183,357, for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received, $1,229,842 and $1,092,079 , respectively, from the Prime Obligations Fund. For the fiscal year ended July 31, 1997, ASO received $662,565; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $794,425 and $622,689, respectively, from the U.S. Treasury Fund. For the fiscal year ended July 31, 1997, ASO received $160,785, for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received, $133,336 and $125,213 , respectively, from the Tax Exempt Fund. For the fiscal year ended July, 1996, management and administration fees reflect voluntary reductions in management and administration fees of $1,000 for the Tax Exempt Fund.



         For the fiscal year ended July 31, 1997, ASO received $745,786, $187,612, $178,921, $59,376, $549,167, $13,872 and $52,277 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund respectively. For the period ended July 31, 1997, ASO received $33,335 and $9,033 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $188,000, $51,000, $119,000, $40,000, $165,000, $14,000 and
$53,000 for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $22,000 for the Municipal Bond Fund.



         For the fiscal year ended July 31, 1996, BISYS and ASO received $406,464, $100,491, $131,382, $70,255, $389,624, $17,620 and $48,936 from the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, and the Florida Fund respectively. For the fiscal year ended July 31, 1996, management and administration fees reflect voluntary fee reductions of $309,086, $67,125, $87,790, $46,757, $259,990, $17,567, and $48,938 for the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively.


         For the fiscal year ended July 31, 1995, BISYS received $276,383, $71,818, $110,640, $60,867, $308,216, and $6,300 from the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, management and administration fees paid to BISYS reflect voluntary fee reductions of $184,639, $47,954, $73,844, $40,622, $208,553, and
$23,481 for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the period from commencement of operations (September 30, 1994) through July 31, 1995, BISYS received $50,848 from the Florida Fund, which reflects a voluntary reduction in fees of $21,753.




         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses


         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.


Sub-Administrators


         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1997, AmSouth received [$000] with respect to the Trust.


         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor


         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 1999, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         A Shareholder Servicing Plan regarding the Classic Shares for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class.

         The Shareholder Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.


         The fee of 0.25% of average daily net assets of the Classic Shares of each Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Fund of the Trust are subject, is described in the Classic Shares Prospectuses. For the fiscal year ended July 31, 1997, BISYS received $11,036 with respect to the Classic Shares of the U.S. Treasury Fund (which reflects a fee reduction of $17,000); $122,328 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $183,000); and $20,128 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $30,000).


         The Shareholder Servicing and Distribution Plan regarding the Class B Shares of the Funds (the "Distribution Plan") was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan provides for fees only upon the Class B Shares of each Fund, as described in the Class B Shares Prospectuses.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class B Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian


          AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.


Transfer Agent and Fund Accounting Services.


         BISYS Fund Services , Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.



          The Transfer Agent also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Transfer Agent receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.


Auditors

         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333 are counsel to the Trust.


                             PERFORMANCE INFORMATION

General

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of
general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

Yields of the Money Market Funds

         As summarized in the Prospectus of the Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The Tax Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax Exempt Fund is computed by dividing that portion of the effective yield of the Tax Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, 1997, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Premier Shares and Classic Shares of each Money Market Fund, calculated as described, above was as follows:



                                                            Tax
                                              Effective  Equivalent   Tax Equivalent
            Fund           Class     Yield      Yield      Yield      Effective Yield
Prime Obligations Fund     Premier   5.08%      5.21%

U.S. Treasury Fund         Premier   4.72%      4.83%

Tax Exempt Fund            Premier   3.18%      3.23%      5.28%           5.37%



                                                            Tax
                                              Effective  Equivalent   Tax Equivalent
            Fund           Class     Yield      Yield       Yield     Effective Yield
Prime Obligations Fund     Classic   4.98%      5.10%

U.S. Treasury Fund         Classic   4.62%      4.72%

Tax Exempt Fund            Classic   3.08%      3.13%       5.12%          5.20%



Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds



         As summarized in the Prospectuses under the heading "General Information Performance Information," the yield of each of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.


         For the 30-day period ending July 31, 1997, the yield and the tax equivalent yield of the Capital Appreciation Funds, the Income Funds and the Tax Free Funds was:



                                                  Tax
                                               Equivalent
            Fund           Class     Yield        Yield

Equity Fund                Premier    1.11%        N/A

Regional Equity Fund       Premier    0.59%        N/A

Balanced Fund              Premier    2.85%        N/A

Equity Income Fund         Premier    1.55%        N/A

Florida Fund               Premier    3.77%      6.26%

Municipal Bond Fund        Premier    3.49%      5.80%




Calculation of Total Return

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one-year and five-year periods ended July 31, 1997, average annual total return was as follows:




             Fund                   Class      One-Year     Five-Year

Prime Obligations Fund              Premier      5.00%         4.18%
U.S. Treasury Fund                  Premier      4.70%         4.00%
Tax Exempt Fund                     Premier      3.15%         2.72%
Equity Fund                         N/A         35.95%        17.21%
Regional Equity Fund                N/A         32.75%        15.93%
Balanced Fund                       N/A         20.77%        12.07%
Florida Fund                        N/A          2.61%        --
Bond Fund                           N/A          6.05%         5.98%
Limited Maturity Fund               N/A          2.96%         4.54%
Government Income Fund              N/A          5.82%        --
Prime Obligations Fund              Classic      4.90%        --
U.S. Treasury Fund                  Classic      4.60%        --
Tax Exempt Fund                     Classic      3.04%        --




         For the period from commencement of operations through July 31, 1997, the average annual total return was as follows:



                                  Commencement of Operations      Commencement
            Fund           Class     through July 31, 1997        of Operations Date

Prime Obligations Fund     Premier           5.43%               August 8, 1988
 U.S. Treasury Fund        Premier           5.21%               September 8, 1988
Tax Exempt Fund            Premier           3.09%               June 27, 1988
Equity Fund                N/A              15.23%               December 1, 1988
Regional Equity Fund       N/A              16.16%               December 1, 1988
Balanced Fund              N/A              13.22%               December 19, 1991
Equity Income Fund         N/A              12.52%               March 20, 1997
Florida Fund               N/A               4.70%               September 30, 1994
Municipal Bond Fund        N/A              (2.25%)              July 1, 1997
Bond Fund                  N/A               8.11%               December 1, 1988
Limited Maturity Fund      N/A               6.67%               February 1, 1988
Government Income Fund     N/A               4.87%               October 1, 1993
Prime Obligations Fund     Classic           5.41%               April 1, 1996
U.S. Treasury Fund         Classic           5.20%               April 1, 1996
Tax Exempt Fund            Classic           3.07%               April 1, 1996

Performance Comparisons

         Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

All Funds. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.


                             ADDITIONAL INFORMATION

Organization and Description of Shares


         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has fourteen series of Shares which represent interests in the Prime Obligations Fund, the U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, and the Equity Income Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) only the holders of Classic Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Shareholder Servicing Plan, and (iv) only the holders of Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.


         As of November 7, 1997, the trustees and officers of the Trust, as a group, owned less than 1% of the Premier Shares and of the Classic Shares of any of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund, and of the Equity Fund, the Regional Equity Fund, the Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, and the Equity Income Fund.


         As of November 7, 1997, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of 98.89% of the outstanding voting Shares of the Premier Shares of the Prime Obligations Fund, 99.88% of the outstanding voting Shares of the Premier Shares of the U.S. Treasury Fund, 99.97% of the outstanding voting

Shares of the Premier Shares of the Tax Exempt Fund, 99.98% of the outstanding voting Shares of the Equity Fund, 99.97% of the outstanding voting Shares of the Regional Equity Fund, 99.94% of the outstanding voting Shares of the Bond Fund, 99.98% of the outstanding voting Shares of the Limited Maturity Fund, 99.99% of the outstanding voting Shares of the Balanced Fund, 99.99% of the outstanding voting Shares of the Florida Fund, 99.99% of the outstanding voting Shares of the Premier Shares of the Government Income Fund, 99.72% of the outstanding voting Shares of the Premier Shares of the Municipal Bond Fund, 99.98% of the outstanding voting Shares of the Premier Class of the Equity Income Fund and 99.99% of the outstanding voting Shares of the Premier Class of the Capital Growth Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of the Prime Obligations Fund, the Premier Class of the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, and the Balanced Fund. The ultimate parent of AmSouth is AmSouth Bancorporation.



         As of November 7, 1997 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of 94.65% of the outstanding voting Shares of the Classic Shares of the Prime Obligations Fund, 86.62% of the outstanding Shares of the Classic Shares of the Treasury Fund, 92.08% of the outstanding voting Shares of the Classic Shares of the Tax Exempt Fund, 36.21% of the Government Income Fund, 19.85% of the outstanding voting Shares of the Classic Shares of the Bond Fund, 6.18% of the outstanding voting Shares of the Classic Shares of the Equity Fund, 41.48% of the outstanding voting Shares of the Classic Shares of the Balanced Fund, 90.34% of the outstanding voting Shares of the Classic Shares of the Municipal Bond Fund, 84.65% of the outstanding voting Shares of the Classic Shares of the Florida Tax Free Fund, 25.44% of the outstanding voting Shares of the Classic Shares of the Equity Income Fund, 47.10% of the outstanding voting Shares of the Classic Shares of the Capital Growth Fund, 99.96% of the outstanding voting Shares of the Class B Shares of the Bond Fund, 49.15% of the outstanding voting Shares of the Class B Shares of the Equity Fund, 79.82% of the outstanding voting Shares of the Class B Shares of the Regional Equity Fund, 86.05% of the outstanding voting Shares of the Class B Shares of the Balanced Fund, 58.76% of the outstanding voting Shares of the Class B Shares of the Equity Income Fund and 73.16% of the outstanding voting Shares of the Class B Shares of the Capital Growth Fund.



         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of November 7, 1997:

                      U.S. Treasury Fund -- Classic Shares


                                Number of
Name and Address                Shares             Percentage
Association of Edison           695,838.94           10.01%
  Illumination
600 18th Street North
Birmingham, AL 35291

                         Equity Fund -- Classic Shares

National Bank of Commerce       181,876.638           7.84%
Trust Maynard Cooper
P.O. Box 10686
Birmingham, AL 35202-0686

                     Municipal Bond Fund -- Classic Shares

Sterling Agee Leach Inc.         13,122.159           9.62%
AC 2432-0915
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209




         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The Independent Accountant's Report for the year ended July 31, 1997, Financial Statements for the AmSouth Mutual Funds for the period ended July 31, 1997, are all incorporated by reference to the Annual and Semi-Annual Reports of the AmSouth Mutual Funds, dated as of such dates, which have been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

The following Financial Statements (unaudited) regarding the Municipal Bond Fund are filed herewith:

  -- Statement of Assets and Liabilities for the Municipal Bond Fund at October 31, 1997.

  --     Statement of Operations for the period August 1, 1997 to October 31,
         1997.

  -- Statement of Changes in Net Assets for the period August 1, 1997 to October 31, 1997.

  --     Schedule of Portfolio Investments at October 31, 1997.

  --     Notes to Financial Statements dated October 31, 1997.

  --     Financial Highlights for the period August 1, 1997 to October 31, 1997.



The following financial statements (unaudited) regarding the Capital Growth Fund are filed herewith:

  -- Statement of Assets and Liabilities for the Capital Growth Fund at October 31, 1997.

  --     Statement of Operations for the period August 4, 1997 to October 31,
         1997.

  -- Statement of Changes in Net Assets for the period August 4, 1997 to October 31, 1997.

  --     Schedule of Portfolio Investments at October 31, 1997.

  --     Notes to Financial Statements dated October 31, 1997.

  --     Financial Highlights for the period August 4, 1997 to October 31, 1997.

AMSOUTH MUTUAL FUNDS


                                                                             Statements of Assets and Liabilities
                                                                                       October 31, 1997
                                                                                         (Unaudited)


                                                                               Municipal                Capital
                                                                                 Bond                   Growth
                                                                                 Fund                    Fund
                                                                              ------------          ------------

ASSETS:
Investments, at value                                                         $335,721,036          $  5,519,850
                                                                              ------------          ------------
      Total Investments (cost $324,557,370 and $5,672,492,                     335,721,036             5,519,850
      respectively)

Cash                                                                                   -                 396,159
Interest and dividends receivable                                                4,811,156                 2,738
Receivable from brokers for investments sold                                           -                  24,612
Receivable for capital shares issued                                                   -                 118,310
Prepaid expenses                                                                    91,607                34,498
                                                                              ------------          ------------
      Total Assets                                                             340,623,799             6,096,167
                                                                              ------------          ------------

LIABILITIES:
Payable to brokers for investments purchased                                     5,246,191               247,836
Payable for capital shares redeemed                                                    -                   1,707
Accrued expenses and other payables:
      Investment advisory fees                                                     119,031                 3,809
      Administration fees                                                            3,343                    94
      12b-1 fees (B shares)                                                            -                     525
      Shareholder service fees (Classic shares)                                         84                   571
      Accounting fees                                                                  580                 2,930
      Transfer agent fees                                                           10,184                    36
      Trustee fees                                                                     588                   -
      Legal fees                                                                     1,048                 1,747
      Audit fees                                                                     6,635                   282
      Custodian fees                                                                 1,217                   -
      Printing fees                                                                 14,987                   -
      Other                                                                         31,789                   268
                                                                              ------------          ------------
      Total Liabilities                                                          5,435,677               259,805
                                                                              ------------          ------------

NET ASSETS:
Paid-in capital                                                                323,211,509             6,037,795
Accumulated undistributed (distributions in excess of) net
      investment income                                                            (10,589)               (8,358)
Net unrealized appreciation/(depreciation) from investments                     11,163,666              (152,642)
Accumulated undistributed net realized gains/(losses) from investments
      transactions                                                                 823,536               (40,433)
                                                                              ------------          ------------
      Net Assets                                                              $335,188,122          $  5,836,362
                                                                              ============          ============
NET ASSETS
      Classic                                                                 $  1,374,955          $  2,974,949
      Premier                                                                  333,813,167             2,046,372
      Class B                                                                          -                 815,041
                                                                              ------------          ------------
                                                                              $335,188,122          $  5,836,362
                                                                              ============          ============
Outstanding units of beneficial interest (shares)
      Classic                                                                      136,061               309,403
      Premier                                                                   33,022,290               212,777
      Class B                                                                          -                  84,908
                                                                              ------------          ------------
                                                                                33,158,351               607,088
                                                                              ============          ============
Net asset value - offering and redemption price per share
      Classic                                                                 $      10.11          $       9.62
      Premier                                                                 $      10.11          $       9.62
      Class B                                                                          -            $       9.60

Maximum Sales Charge (Classic)                                                        4.00%                 4.50%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)
      of net asset value adjusted to nearest cent) per share (Classic)        $      10.53          $      10.07



                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS



                                                                    Statements of Operations
                                                              For the period ended October 31, 1997
                                                                          (Unaudited)




                                                                 Municipal           Capital
                                                                   Bond              Growth
                                                                   Fund *             Fund **
                                                                -----------         -----------
INVESTMENT INCOME:
Interest income                                                 $ 4,114,843         $       -
Dividend income                                                      79,825              10,983
                                                                -----------         -----------
  Total Income                                                    4,194,668              10,983
                                                                -----------         -----------

EXPENSES:
Investment advisory fees                                            555,375               8,292
Administration fees                                                 170,884               2,073
12b-1 fees (B Shares)                                                   -                   647
Shareholder service fees (Classic Shares)                               140                 983
Accounting fees                                                      27,593              10,424
Custodian fees                                                        3,312                 -
Legal fees                                                            6,348               1,780
Audit fees                                                            4,876                 712
Organization costs                                                      957                 816
Trustees' fees and expenses                                             736                  10
Transfer agent fees                                                  20,831                 348
Registration and filing fees                                          9,309                 445
Printing costs                                                        3,036                 -
                                                                -----------         -----------
  Total Expenses                                                    803,397              26,530
                                                                -----------         -----------
Less: Expenses voluntarily reduced/waived                          (282,956)             (7,189)
                                                                -----------         -----------
  Net Expenses                                                      520,441              19,341
                                                                -----------         -----------
Net Investment Income/(Loss)                                      3,674,227              (8,358)
                                                                -----------         -----------

REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investment transactions            802,792             (40,433)
Net change in unrealized appreciation/(depreciation)
  from investments                                               (2,297,323)           (152,642)
                                                                -----------         -----------
Net realized and unrealized gains/(losses)
  from investments                                               (1,494,531)           (193,075)
                                                                -----------         -----------
Change in net assets resulting
  from operations                                               $ 2,179,696         $  (201,433)
                                                                ===========         ===========

*  For the period from August 1, 1997 through October 31, 1997
** For the period from August 4, 1997 (commencement of operations) through October 31, 1997.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS


                                                                    Statements of Changes in Net Assets
                                                                                (Unaudited)


                                                                      Municipal              Capital
                                                                        Bond                 Growth
                                                                        Fund                  Fund
                                                                    -------------         -------------
                                                                       August 1,            August 4,
                                                                        1997 to             1997 to
                                                                      October 31,          October 31,
                                                                         1997                1997*
                                                                    -------------         -------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income/(loss)                                    $   3,674,227         $      (8,358)
    Net realized gains/(losses) from investment transactions              802,792               (40,433)
    Net change in unrealized appreciation/(depreciation)
        from investments                                               (2,297,323)             (152,642)
                                                                    -------------         -------------
Change in net assets
    resulting from operations                                           2,179,696              (201,433)
                                                                    -------------         -------------
DISTRIBUTIONS TO CLASSIC SHAREHOLDERS:
    From net investment income                                             (7,979)                  -
    In excess of net investment income                                     (2,052)                  -

DISTRIBUTIONS TO PREMIER SHAREHOLDERS:
    From net investment income                                         (3,666,249)                  -
    In excess of net investment income                                     (3,212)                  -

                                                                    -------------         -------------
Change in net assets from shareholder
    distributions                                                      (3,679,492)                  -
                                                                    -------------         -------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued                                        16,825,049             6,192,695
    Dividends reinvested                                                   11,496                   -
    Cost of shares redeemed                                           (18,081,290)             (154,900)
                                                                    -------------         -------------
Change in net assets from
    capital transactions                                               (1,244,745)            6,037,795
                                                                    -------------         -------------
Change in net assets                                                   (2,744,541)            5,836,362

NET ASSETS:
    Beginning of period                                               337,932,663                   -
                                                                    -------------         -------------
    End of period                                                   $ 335,188,122         $   5,836,362
                                                                    =============         =============

SHARE TRANSACTIONS:
    Issued                                                              1,667,007               622,515
    Reinvested                                                              1,139                   -
    Redeemed                                                           (1,789,171)              (15,427)
                                                                    -------------         -------------
Change in shares                                                         (121,025)              607,088
                                                                    =============         =============

*  Period from commencement of operations.

                       See notes to financial statements.

AMSOUTH MUNICIPAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
OCTOBER 31, 1997


     SHARES OR
     PRINCIPAL                                                 SECURITY
      AMOUNT                                                 DESCRIPTION                                              VALUE
--------------------  -------------------------------------------------------------------------------------------  -----------
                      MUNICIPAL BONDS (97.49%):
                      ALABAMA (56.06%):
          3,700,000   Alabama State Judicial Building Authority, 4.75%, 1/1/05                                   $   3,751,393
          3,880,000   Alabama State Judicial Building Authority, 4.85%, 1/1/06                                       3,950,461
          2,640,000   Alabama State Mental Health Finance Authority, 4.88%, 5/1/03                                   2,703,254
          1,000,000   Alabama State Industrial Access Road & Bridge Corp., Series A, 4.40%, 6/1/02                   1,000,300
          1,520,000   Alabama State Industrial Access Road & Bridge Corp., Series A, 4.60%, 6/1/03                   1,528,862
          3,000,000   Alabama State Municipal Electric Authority, 5.75%, 9/1/01                                      3,165,030
          7,000,000   Alabama State Public School & College Authority, 4.50%, 12/1/01                                7,090,930
          7,350,000   Alabama State Public School & College Authority, 4.75%, 12/1/03                                7,505,379
          5,000,000   Alabama State Public School & College Authority, 4.75%, 11/1/06                                5,062,100
          3,340,000   Alabama State Public School & College Authority, 5.00%, 12/1/05                                3,447,414
          2,445,000   Alabama State Water Pollution Control Authority, 4.60%, 8/15/02                                2,481,577
          1,760,000   Alabama State Water Pollution Control Authority, 5.25%, 8/15/08                                1,819,946
          1,350,000   Alabama State Water Pollution Control Authority, 5.38%, 8/15/10                                1,387,476
          2,495,000   Alabama State Water Pollution Control Authority, 5.40%, 8/15/11                                2,552,260
          5,000,000   Alabama State Water Pollution Control Authority, 5.50%, 8/15/16                                5,079,650
          1,000,000   Auburn University, 5.25%, 6/1/06                                                               1,041,180
          1,500,000   Birmingham GO, 4.90%, 7/1/06                                                                   1,533,930
          1,040,000   Birmingham, Series B, GO, 4.80% , 10/1/08                                                      1,042,590
          2,000,000   Birmingham, Series B, GO, 5.65%, 4/1/00                                                        2,070,100
          3,465,000   Birmingham Industrial Water Board, Industrial Water Supply, 6.20%, 7/1/08                      3,743,933
          1,100,000   Birmingham Industrial Water Board, Industrial Water Supply, 5.30%, 3/1/04                      1,152,525
          1,000,000   Birmingham Industrial Water Board, Industrial Water Supply, 5.40%, 3/1/05                      1,056,390
          1,300,000   Birmingham Industrial Water Board, Industrial Water Supply, 5.50%, 3/1/06                      1,380,353
            500,000   Birmingham Medical Clinic Board, 8.30%, 7/1/08                                                   603,755
          1,375,000   Birmingham Waterworks & Sewer Board, 5.90%, 1/1/03                                             1,470,604
          1,045,000   Clarke & Mobile County Gas District, 5.60%, 12/1/17                                            1,073,445
          9,500,000   Daphne Special Care Facilities Financing Authority, 7.30%, 8/15/18                            10,478,880
            655,000   Decatur, Warrants, Series E, Limited GO, 4.85%, 8/1/03                                           669,456
            685,000   Decatur, Warrants, Series E, Limited GO, 5.00%, 8/1/04                                           704,296
            720,000   Decatur, Warrants, Series E, Limited GO, 5.10%, 8/1/05                                           741,478
            760,000   Decatur, Warrants, Series E, Limited GO, 5.20%, 8/1/06                                           784,814
            750,000   Decatur, Warrants, Series E, Limited GO, 5.25%, 8/1/08                                           768,773
            750,000   Decatur, Warrants, Series E, Limited GO, 5.30%, 8/1/09                                           766,140
          1,020,000   Florence, Warrants, Series B, GO, 4.45%, 9/1/02                                                1,029,659
          1,065,000   Florence, Warrants, Series B, GO, 4.55%, 9/1/03                                                1,076,907
          2,845,000   Florence Warrants, Series A, GO, 4.65%, 9/1/03                                                 2,884,005
          4,700,000   Gadsden East Alabama Medical Clinic, 7.80%, 11/1/21                                            5,383,568
          9,455,000   Hoover, Warrants, Series B, GO, 8.00%, 3/1/20                                                 10,449,950
          1,000,000   Houston County, Warrants, Series A, Limited GO, 5.00%, 7/1/02                                  1,029,260
          2,500,000   Huntsville, Warrants, Limited GO, 6.95%, 2/1/02                                                2,697,075
          6,545,000   Huntsville, Warrants, Series A, GO, 4.50%, 2/1/02                                              6,607,636
          2,780,000   Huntsville Water System, Warrants, 5.00%, 5/1/02                                               2,857,701
          3,125,000   Huntsville Water System, Warrants, 5.05%, 5/1/03                                               3,221,750
          1,370,000   Jefferson County, Warrants, GO, 6.75%, 4/1/00                                                  1,446,843
          1,000,000   Jefferson County, Warrants, GO, 6.80%, 4/1/01                                                  1,056,770
          5,000,000   Jefferson County, Warrants, GO, 5.00%, 4/1/04                                                  5,126,600
          4,000,000   Jefferson County, Warrants, GO, 5.30%, 4/1/09                                                  4,085,840
          1,000,000   Jefferson County Board of Education Outlay, Warrants, 5.40%, 2/15/10                           1,026,310
          2,400,000   Jefferson County Sewer Revenue, Warrants, 5.40%, 9/1/04                                        2,570,160
          2,500,000   Mobile, Warrants, GO, 7.13%, 8/15/20                                                           2,743,925
          1,685,000   Mobile, Warrants, GO, 6.50%, 2/15/06                                                           1,905,904
          3,250,000   Mobile Water & Sewer Commissioners, 5.00%, 1/1/05                                              3,338,400
          1,000,000   Mobile County, Warrants, Series A, Limited GO, 5.00%, 2/1/04                                   1,027,460
          1,350,000   Mobile County, Series A, GO, 5.00%, 2/1/04                                                     1,387,071
          5,000,000   Mobile County, Warrants, Series A, Limited GO, 5.10%, 2/1/05                                   5,164,750
                                    continued

AMSOUTH MUNICIPAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1997


     SHARES OR
     PRINCIPAL                                                 SECURITY
      AMOUNT                                                 DESCRIPTION                                              VALUE
--------------------  -------------------------------------------------------------------------------------------  -----------

          1,000,000   Mobile County, Warrants, GO, 6.35%, 2/1/04                                                 $   1,066,070
          1,850,000   Mobile County, Warrants, GO, 6.55%, 2/1/06                                                     1,980,092
          2,670,000   Mobile County Board of School Commissioners, Warrants, 4.80%, 3/1/02                           2,727,405
          1,040,000   Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05                                              1,067,466
          1,000,000   Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06                                              1,023,220
          1,000,000   Montgomery Waterworks & Sanitary Sewer Board, 7.20%, 9/1/02                                    1,085,490
          1,410,000   Montgomery Waterworks & Sanitary Sewer Board, Series B, 5.60%, 3/1/01                          1,468,938
          1,000,000   Montgomery Waterworks & Sanitary Sewer Board, Series B, 5.70%, 9/1/02                          1,058,660
          2,500,000   Montgomery Waterworks & Sanitary Sewer Board, Series B, 6.25%, 9/1/08                          2,715,750
          3,565,000   Montgomery Waterworks & Sanitary Sewer Board, Series B, 6.30%, 9/1/10                          3,846,421
          3,000,000   Montgomery Waterworks & Sanitary Sewer Board, 5.50%, 9/1/08                                    3,174,930
          1,500,000   Montgomery County, Warrants, GO, 5.00%, 11/1/04                                                1,549,155
          1,510,000   Shelby County, Warrants, Series A, 5.60%, 2/1/02                                               1,589,592
          1,990,000   Shelby County, Warrants, Series A, 5.60%, 8/1/02                                               2,106,076
          1,830,000   Shelby County, Warrants, Series A, 5.70%, 2/1/03                                               1,946,479
            335,000   Talladega County, Industrial Development Board, 9.75%, 12/1/13                                   340,453
            600,000   Tuscaloosa County, Warrants, GO, 5.50%, 10/1/03                                                  635,952
            740,000   Tuscaloosa County, Warrants, GO, 5.60%, 10/1/04                                                  790,609
          1,200,000   University of Alabama, 4.60%, 6/1/09                                                           1,169,040
          1,300,000   University of Alabama, 4.70%, 6/1/10                                                           1,271,205
          1,500,000   University of Alabama, 4.75%, 6/1/11                                                           1,458,960
          2,185,000   University of South Alabama, 4.70%, 11/15/08                                                   2,172,698
                                                                                                                   ------------

                                                                                                                   187,970,879
                                                                                                                   ------------

                      FLORIDA (3.11%):
          6,500,000   Florida State Board of Education, Series A, 5.00%, 6/1/08                                      6,693,700
          3,625,000   Florida State Board of Education, Series A, 5.00%, 6/1/09                                      3,714,610
                                                                                                                   ------------

                                                                                                                    10,408,310
                                                                                                                   ------------

                      GEORGIA (4.76%):
          4,390,000   Cobb County Detention Buildings & Facilities, GO, 5.30%, 1/1/07                                4,589,130
          3,500,000   Cobb County School District, GO, 5.00%, 2/1/03                                                 3,613,820
          5,000,000   Georgia Municipal Electric Authority, Series Z, 4.50%, 1/1/00                                  5,025,350
          2,500,000   Georgia State Tollway Authority, 6.50%, 7/1/04                                                 2,726,450
                                                                                                                   ------------

                                                                                                                    15,954,750
                                                                                                                   ------------

                      MARYLAND (1.71%):
          3,000,000   Anne Arudel County, GO, 4.70%, 4/1/04                                                          3,049,740
          2,500,000   Montgomery County, Series A, GO, 5.50%, 10/1/04                                                2,670,050
                                                                                                                   ------------

                                                                                                                     5,719,790
                                                                                                                   ------------

                      MASSACHUSETTS (0.38%):
          1,150,000   Massachusetts State, Series C, GO, 6.75%, 8/1/06                                               1,271,199
                                                                                                                   ------------

                                                                                                                     1,271,199
                                                                                                                   ------------

                      MINNESOTA (0.70%):
          2,175,000   Centennial Independent School District No. 12, Series A, GO, 5.60%, 2/1/07                     2,337,190
                                                                                                                   ------------

                                                                                                                     2,337,190
                                                                                                                   ------------
                                    continued

AMSOUTH MUNICIPAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1997


     SHARES OR
     PRINCIPAL                                                 SECURITY
      AMOUNT                                                 DESCRIPTION                                              VALUE
--------------------  -------------------------------------------------------------------------------------------  ------------

                      MISSOURI (2.32%):
          7,535,000   Missouri State, Series B, GO, 5.00%, 8/1/07                                                $   7,783,655
                                                                                                                   ------------

                                                                                                                     7,783,655
                                                                                                                   ------------

                      NEW JERSEY (1.54%):
          5,000,000   New Jersey State, Series E, GO, 5.00%, 7/15/04                                                 5,175,200
                                                                                                                   ------------

                                                                                                                     5,175,200
                                                                                                                   ------------

                      NEW YORK (0.35%):
          1,150,000   Hempstead Town, GO, 5.00%, 2/15/09                                                             1,165,617
                                                                                                                   ------------

                                                                                                                     1,165,617
                                                                                                                   ------------

                      NORTH CAROLINA (4.30%):
          9,875,000   North Carolina State, Series A, GO, 4.70%, 2/1/06                                             10,056,898
          4,250,000   Wake County, GO, 4.90%, 3/1/08                                                                 4,349,450
                                                                                                                   ------------

                                                                                                                    14,406,348
                                                                                                                   ------------

                      SOUTH CAROLINA (1.30%):
          4,325,000   Beaufort County, Series B, GO, 4.90%, 3/1/09                                                   4,352,940
                                                                                                                   ------------

                                                                                                                     4,352,940
                                                                                                                   ------------

                      TENNESSEE (3.86%):
          3,000,000   Metropolitan Government, Nashville & Davidson County, GO, 5.25%, 5/15/06                       3,151,500
          1,000,000   Shelby County, Series A, GO, 5.60%, 5/1/04                                                     1,020,350
          5,495,000   Tennessee State, Series B, GO, 4.60%, 5/1/07                                                   5,521,871
          3,000,000   Tennessee State, Series B, GO, 6.40%, 6/1/02                                                   3,258,180
                                                                                                                   ------------

                                                                                                                    12,951,901
                                                                                                                   ------------

                      TEXAS (5.20%):
            655,000   Dallas Independent School District, GO, 5.60%, 8/15/05                                           696,867
          1,845,000   Dallas Independent School District, GO, 5.60%, 8/15/05                                         1,943,449
          4,000,000   Mesquite Independent School District, Series A, GO, 4.70%, 8/15/08                             3,980,320
          5,000,000   Texas State, Series B, GO, 5.25%, 10/1/08                                                      5,127,450
          2,000,000   Texas State, Series A, GO, 5.60%, 10/1/02                                                      2,121,320
          3,575,000   University of Texas, 4.60%, 7/1/08                                                             3,545,649
                                                                                                                   ------------

                                                                                                                    17,415,055
                                                                                                                   ------------

                      UTAH (3.07%):
          3,810,000   Jordan School District, GO, 4.80%, 6/15/08                                                     3,836,098
          6,000,000   Utah State, Series F, GO, 5.50%, 7/1/07                                                        6,456,000
                                                                                                                   ------------

                                                                                                                    10,292,098
                                                                                                                   ------------

                      VIRGINIA (4.69%):
          3,200,000   Chesapeake, GO, 5.00%, 5/1/04                                                                  3,303,872
          5,165,000   Fairfax County, Series A, GO, 4.75%, 6/1/04                                                    5,276,047
          2,000,000   Virginia College Building Authority, Series A, 5.00%, 9/1/12                                   1,987,440
          5,000,000   Virginia State, GO, 5.00%, 6/1/08                                                              5,149,500
                                                                                                                   ------------

                                                                                                                    15,716,859
                                                                                                                   ------------
                                    continued

AMSOUTH MUNICIPAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
OCTOBER 31, 1997


     SHARES OR
     PRINCIPAL                                                 SECURITY
      AMOUNT                                                 DESCRIPTION                                              VALUE
--------------------  -------------------------------------------------------------------------------------------  -----------
                      WASHINGTON (2.68%):
          1,785,000   Washington State, Series B, GO, 6.40%, 6/1/03                                              $   1,912,467
          6,500,000   Washington State, GO, 5.75%, 9/1/08                                                            7,062,250
                                                                                                                   ------------

                                                                                                                     8,974,717
                                                                                                                   ------------

                      WISCONSIN (1.46%):
          4,650,000   Wisconsin State, Series 1, GO, 5.30%, 11/1/03                                                  4,881,105
                                                                                                                   ------------

                                                                                                                     4,881,105
                                                                                                                   ------------

                      TOTAL MUNICIPAL BONDS                                                                        326,777,613
                                                                                                                   ============

                      INVESTMENT COMPANIES (2.67%):
            337,224   Federated Tax Free Fund                                                                          337,224
          8,606,199   Goldman Sachs Tax Free Fund                                                                    8,606,199
                                                                                                                   ------------

                                                                                                                     8,943,423
                                                                                                                   ------------

                      TOTAL INVESTMENT COMPANIES                                                                     8,943,423
                                                                                                                   ------------

                      TOTAL (COST - $324,557,370) (a)                                                            $ 335,721,036
                                                                                                                   ============

                      ----------------------------------
                      Percentages indicated are based on net assets of $335,188,122
                      (a) Represents cost for federal income tax purposes and
                      differs from value by net unrealized appreciation of
                      securities as follows:
                      Unrealized appreciation...................................                                 $  11,241,269
                      Unrealized depreciation...................................                                       (77,603)
                                                                                                                   ------------
                      Net unrealized appreciation...............................                                 $  11,163,666
                                                                                                                   ============

                      GO - General Obligations

                       See notes to financial statements.

AMSOUTH CAPITAL GROWTH FUND
SCHEDULE OF PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997



    SHARES
      OR
   PRINCIPAL                       SECURITY
     AMOUNT                       DESCRIPTION                                                             VALUE
---------------  --------------------------------------------------------------------------------     ----------

                 COMMON STOCKS (94.6%):
                 AIRLINES (1.5%):
      1,500      Northern Trust Corp.                                                                     87,750
                                                                                                      ----------
                 APPAREL (2.3%):
      2,600      Jones Apparel(b)                                                                        132,274
                                                                                                      ----------
                 BANKS (9.8%):
      2,900      First American Corp.-Tenn                                                               137,750
      8,300      Hibernia Corp.                                                                          147,843
      3,150      MBNA Corp.                                                                               82,884
      1,400      Nationsbank Corp.                                                                        83,825
      2,500      Southtrust Corp.                                                                        120,000
                                                                                                      ----------
                                                                                                         572,302
                                                                                                      ----------
                 CHEMICALS - GENERAL (3.3%):
      1,400      Air Products And Chemicals, Inc.                                                        106,400
      3,000      Vlsi Technology(b)                                                                       88,875
                                                                                                      ----------
                                                                                                         195,275
                                                                                                      ----------
                 CONSTRUCTION (1.8%):
      1,800      Centex Corp.                                                                            105,300
                                                                                                      ----------
                 COMPUTERS &  PERIPHERALS (1.0%):
      3,400      Apple Computer, Inc.(b)                                                                  57,906
                                                                                                      ----------
                 CONSUMER GOODS (3.2%):
      7,000      Premark International, Inc.                                                             189,437
                                                                                                      ----------
                 DIVERSIFIED - CONGLOMERATES, HOLDING COMPANIES (1.2%):
        900      Philips N.V.                                                                             70,538
                                                                                                      ----------
                 ELECTRONIC COMPUTING EQUIPMENT (2.7%):
      2,500      Compaq Computer Corp.                                                                   159,374
                                                                                                      ----------
                 ELECTRICAL EQUIPMENT (1.8%):
      1,600      General Electric Co.                                                                    103,300
                                                                                                      ----------
                 ELECTRONIC &  ELECTRICAL - GENERAL (1.5%):
        800      Texas Instruments, Inc.                                                                  85,350
                                                                                                      ----------
                 ENGINEERING, ACCOUNTING, MANAGEMENT SERVICES (2.0%):
      2,700      HBO & Co.(b)                                                                            117,450
                                                                                                      ----------
                 FINANCIAL SERVICES (3.1%):
      1,100      American Express Co.                                                                     85,800
      1,200      Comerica, Inc.                                                                           94,875
                                                                                                      ----------
                                                                                                         180,675
                                                                                                      ----------
                 FOOD PROCESSING &  PACKAGING (9.9%):
      2,500      Campbell Soup Co.                                                                       128,906
      4,600      Coca Cola Enterprises, Inc.                                                             129,375
      2,000      H.J. Heinz Co.                                                                           92,875
      4,700      Quaker Oats Co.                                                                         225,012
                                                                                                      ----------
                                                                                                         576,168
                                                                                                      ----------
                 HEAVY MACHINERY - INDUSTRIAL, FARM, CONSTRUCTION (1.8%):
      2,800      Tyco International Ltd.                                                                 105,700
                                                                                                      ----------
                 HOUSEHOLD GOODS - APPLIANCES, FURNISHINGS, ELECTRIC (2.6%):
      3,400      Sunbeam Oster, Inc.                                                                     154,063
                                                                                                      ----------

                                    continued

AMSOUTH CAPITAL GROWTH FUND
SCHEDULE OF PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997



    SHARES
      OR
   PRINCIPAL                       SECURITY
     AMOUNT                       DESCRIPTION                                                             VALUE
---------------  --------------------------------------------------------------------------------     ----------


                 INSURANCE (8.2%):
      1,200      Allstate                                                                                 99,525
      1,100      American International Group, Inc.                                                      112,269
      2,500      Conseco, Inc.                                                                           109,063
      4,000      Torchmark Corp.                                                                         159,500
                                                                                                      ----------
                                                                                                         480,357
                                                                                                      ----------
                 MACHINERY (1.9%):
      3,400      Applied Materials(b)                                                                    113,475
                                                                                                      ----------
                 MANUFACTURING-CAPITAL GOODS (4.4%):
      4,000      Crane Co.                                                                               166,250
      2,150      Parker-Hannifin Corp.                                                                    89,897
                                                                                                      ----------
                                                                                                         256,147
                                                                                                      ----------
                 MEDICAL SERVICES - HOSPITAL, HOSPITAL MANAGEMENT, NURSING HOME (0.8%):
      2,000      Quorum Health Group, Inc.(b)                                                             48,500
                                                                                                      ----------
                 OIL &  GAS PRODUCTION (2.1%):
      3,000      Sun Company, Inc.                                                                       120,188
                                                                                                      ----------
                 OIL - INTEGRATED COMPANIES (3.8%):
      1,900      Exxon Corp.                                                                             116,731
      1,800      Texaco, Inc.                                                                            102,488
                                                                                                      ----------
                                                                                                         219,219
                                                                                                      ----------
                 PHARMACEUTICALS (3.1%):
      1,600      Eli Lilly & Co.                                                                         107,000
        500      Warner-Lambert Co.                                                                       71,594
                                                                                                      ----------
                                                                                                         178,594
                                                                                                      ----------
                 RADIO &  TELEVISION (2.4%):
      2,100      Clear Channel Communications, Inc.(b)                                                   138,600
                                                                                                      ----------
                 RETAIL (1.9%):
      1,800      Dayton Hudson Corp.                                                                     113,063
                                                                                                      ----------
                 RETAIL - SPECIALTY STORES (2.2%):
      4,300      Tjx Companies, Inc.                                                                     127,388
                                                                                                      ----------
                 SOAPS &  CLEANING AGENTS (4.8%):
      1,400      Clorox Co.                                                                               98,000
      1,300      Colgate Palmolive, Inc.                                                                  84,175
      1,400      Procter & Gamble Co.                                                                     95,200
                                                                                                      ----------
                                                                                                         277,375
                                                                                                      ----------
                 SOFTWARE &  COMPUTER SERVICES (1.6%):
        700      Microsoft Corp.(b)                                                                       91,000
                                                                                                      ----------
                 TELECOMMUNICATIONS (2.8%):
      1,100      Lucent Technologies, Inc.                                                                90,681
      1,400      Tellabs, Inc.(b)                                                                         75,600
                                                                                                      ----------
                                                                                                         166,281
                                                                                                      ----------

                                    continued

AMSOUTH CAPITAL GROWTH FUND
SCHEDULE OF PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997



    SHARES
      OR
   PRINCIPAL                       SECURITY
     AMOUNT                       DESCRIPTION                                                             VALUE
---------------  --------------------------------------------------------------------------------     ----------

                 TOBACCO &  TOBACCO PRODUCTS (1.4%):
      2,100      Philip Morris Cos., Inc.                                                                 83,213
                                                                                                      ----------
                 UTILITIES - NATURAL GAS (1.8%):
      1,700      Coastal Corp.                                                                           102,213
                                                                                                      ----------
                 WIRELESS EQUIPMENT (1.9%):
      9,000      Paging Network, Inc.(b)                                                                 111,375
                                                                                                      ----------
                   TOTAL COMMON STOCKS                                                                 5,519,850
                                                                                                      ----------
                 TOTAL  (COST-$ 5,672,492) (a)                                                         5,519,850
                                                                                                      ----------

                 -------------------------------
                 Percentages indicated are  based on net assets of $5,836,362
                 (a) Represents cost for federal income tax purposes and
                 differs from value by net unrealized depreciation of
                 securities as follows:
                 Unrealized appreciation..............................                             $   123,383
                 Unrealized depreciation..............................                                (276,025)
                                                                                                     -----------

                 Net unrealized depreciation                                                       $  (152,642)
                                                                                                      =========

                 (b) Represents non-income producing security.

                       See notes to financial statements.

AMSOUTH  MUTUAL  FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 1997 (Unaudited)

1.       ORGANIZATION:

         AmSouth Mutual Funds (the "Trust") was organized on August 5, 1988, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. Between the date of organization and the dates of commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

         The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Municipal Bond Fund and the AmSouth Capital Growth Fund. The AmSouth Capital Growth Fund commenced operations as of August 1, 1997. Sales of shares of the Funds may be made to customers of AmSouth Bank, ("AmSouth") and its affiliates, to all accounts of correspondent banks of AmSouth and to the general public.

         The Municipal Bond Fund (the "variable fund") which was previously unclassified, was designated Premier Shares and commenced offering Classic Shares. The Class B Shares also became effective on September 2, 1997 in the AmSouth Capital Growth Fund. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

         The AmSouth Municipal Bond Fund seeks a high level of current income exempt from federal income taxes. The AmSouth Capital Growth Fund seeks long-term capital appreciation and growth of income.

2.       SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         SECURITIES VALUATION:

         Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

         SECURITIES TRANSACTIONS AND RELATED INCOME:

         Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata

                                   -CONTINUED-

AMSOUTH MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                          October 31, 1997 (Unaudited)

           amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

           REPURCHASE AGREEMENTS:

           The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

           DIVIDENDS TO SHAREHOLDERS:

           Dividends from net investment income are declared and paid monthly for the AmSouth Municipal Bond Fund and the AmSouth Capital Growth Fund. Distributable net realized gains, if any, are declared and distributed annually.

           The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

           FEDERAL INCOME TAXES:

           It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

           OTHER:

           Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

                                   -CONTINUED-

AMSOUTH MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                          October 31, 1997 (Unaudited)

           UNAMORTIZED ORGANIZATIONAL COSTS:

           Costs incurred by the Municipal Bond Fund and the Capital Growth Fund in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds.

3.       PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1997 were as follows:

                                                                       PURCHASE          SALES
                                                                      --------          -----
           Municipal Bond Fund (a)                                  $31,795,362       $26,188,140
           Capital Growth Fund (b)                                    6,420,330           707,405

         (a) For the period from 8/1/97 to 10/31/97
         (b) For the period from 8/4/97 (commencement of operations) to 10/31/97

4.       CAPITAL SHARE TRANSACTIONS:
         Transactions in capital shares for the Funds which offer multiple classes of shares for the period ended October 31, 1997 were as follows:

                                                             MUNICIPAL BOND FUND        CAPITAL GROWTH FUND
                                                               Period Ended                Period Ended
                                                                October 31,                 October 31,
                                                                  1997 *                      1997 **
                                                                  ------                      -------

          Capital Transactions:
          Classic Shares:
             Proceeds from shares issued                          1,326,459                  3,123,338
             Dividends reinvested                                     6,359                       --
             Shares redeemed                                       (508,300)                   (44,421)
                                                                -----------                -----------
             Change in net assets from investor
             share transactions                                     824,518                  3,078,917
                                                                -----------                -----------

          Premier Shares:
             Proceeds from shares issued                         15,498,590                  1,970,893
             Dividends reinvested                                     5,137                       --
             Shares redeemed                                    (17,572,990)                      --
                                                                -----------                -----------
             Change in net assets from investor
             share transactions                                  (2,069,263)                 1,970,893
                                                                -----------                -----------

                                   -CONTINUED-

         AMSOUTH  MUTUAL  FUNDS
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                          October 31, 1997 (Unaudited)



          Class B Shares:
              Proceeds from shares issued                              --                      962,012
              Dividends reinvested                                     --                         --
              Shares redeemed                                          --                     (110,479)
                                                                -----------                -----------

              Change in net assets from investor
               share transactions                                      --                      851,533
                                                                -----------                -----------

              Share Transactions:
              Classic Shares:
                  Issued                                            131,384                    313,917
                  Reinvested                                            632                       --
                  Redeemed                                          (50,173)                    (4,514)
                                                                -----------                -----------
              Change in Classic Shares                               81,843                    309,403
                                                                -----------                -----------

              Premier Shares:
                  Issued                                          1,535,623                    212,777
                  Reinvested                                            507                       --
                  Redeemed                                       (1,738,998)                      --
                                                                -----------                -----------
                  Change in Premier Shares                         (202,868)                   212,777
                                                                -----------                -----------

               Class B Shares:
                  Issued                                               --                       95,821
                  Reinvested                                           --                         --
                  Redeemed                                             --                      (10,913)
                                                                -----------                -----------
                  Change in Class B Shares                             --                       84,908
                                                                -----------                -----------

                * For the period from August 1, 1997 through October 31, 1997
                ** For the period from August 4, 1997 (commencement of operations) through October 31, 1997.

5.       RELATED PARTY TRANSACTIONS:

         Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

         BISYSFund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

         ASO Services Company, a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as administrator.


                                   -CONTINUED-

AMSOUTH  MUTUAL  FUNDS
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                          October 31, 1997 (Unaudited)

         ASO Services Company's fees are computed daily as 0.20% of the average net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (.10%) of each Fund's average net assets. Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended October 31, 1997, BISYS received $66 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the entire amount was reallowed to AmSouth Investment Services, an investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS Ohio serves the Funds as Transfer Agent and Mutual Fund Accountant. Under the terms of the Transfer Agent and Accounting Agreement, the Company's fees are based on the number of shareholders and as a percentage of average net assets, respectively.

         Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the three months ended October 31, 1997 (Annual fee as a % of Daily Net Assets):

                                                                         Shareholder        Fund        T/A and
                                           Advisory        Admin           Service       Accounting     Custody
                                             Fees           Fees            Fees            Fees         Fees
                                           --------        -----           -------       ----------     -------

          Municipal Bond Fund:               65              20                               3        $ 24,143
             (Classic shares):                                               10

          Voluntary fee reductions:    $214,373        $ 68,583              --              --              --

          Capital Growth Fund:               80              20                               3        $    348
             (Classic shares):                                               25
                   (B-shares):                                              100

6.       ACQUISITION OF AMSOUTH BANK FUNDS

         On July 1, 1997, the Municipal Bond Fund issued shares to acquire the assets and liabilities of AmSouth Bank Tax Exempt Bond Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:


         Shares......................................................................................  33,487,807
         Net assets .................................................................................$ 334,878,065
         Net asset value.............................................................................$ 10.00
         Unrealized appreciation.....................................................................$ 8,309,234

 AMSOUTH MUTUAL FUNDS
 MUNICIPAL BOND FUND

                                                                Financial Highlights
                                                                     (Unaudited)

                                                        For the period ended October 31, 1997

                                                        Classic (a)              Premier (a)
                                                       -----------               -----------


NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.15               $     10.15
                                                       -----------               -----------
INVESTMENT ACTIVITIES:
  Net investment income                                       0.10                      0.11
  Net realized and unrealized gains from investments         (0.03)                    (0.04)
                                                       -----------               -----------
   Total from Investment Activities                           0.07                      0.07
DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                 (0.11)                    (0.11)
                                                       -----------               -----------
NET ASSET VALUE, END OF PERIOD                         $     10.11               $     10.11
                                                       ===========               ===========

Total Return (excludes sales and redemption charges)          2.56(b)                   2.57%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)                    $     1,375               $   333,813
  Ratio of expenses to average
     net assets                                               0.69%(c)                  0.61%(c)
  Ratio of net investment income to
     average net assets                                       4.23%(c)                  4.30%(c)
  Ratio of expenses to average
     net assets*                                              1.02%(c)                  0.94%(c)
  Ratio of net investment income to
     average net assets*                                      3.90%(c)                  3.97%(c)
  Portfolio turnover                                          8.14%                     8.14%


 -------------------

*    During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  On September 1, 1997 the shareholders of the Fund exchanged their shares for either the
     Fund's Classic shares or Premier shares. For the period ended October 31, 1997 the
     Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July
     1, 1997 through August 31, 1997 were allocated to each class of shares based upon the relative net assets of each class of shares as of September 1, 1997 and the results combined therewith the results of operations and distributions for each applicable class for the period September 1, 1997 through October 31, 1997.
(b)  Not annualized.
(c)  Annualized.


                        See notes to financial statements.

AMSOUTH MUTUAL FUNDS
CAPITAL GROWTH FUND

                                                                      Financial Highlights
                                                                          (Unaudited)

                                                              For the period ended October 31, 1997

                                                       Classic (a)          Premier (a)         Class B (e)
                                                       -----------         -----------         -----------


NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.00         $     10.00         $      9.80
                                                       -----------         -----------         -----------
INVESTMENT ACTIVITIES:
       Net investment income (loss)                          (0.01)              (0.01)              (0.01)
       Net realized and unrealized gains (losses)            (0.37)              (0.37)              (0.19)
          from investments                                    --                  --                  --
         Total from Investment Activities                    (0.38)              (0.38)              (0.20)
DIVIDENDS AND DISTRIBUTIONS:
                                                       -----------         -----------         -----------
NET ASSET VALUE, END OF PERIOD                         $      9.62         $      9.62         $      9.60
                                                       ===========         ===========         ===========

Total Return (excludes sales and redemption charges)         -3.80%(b)           -3.80%(b)           -4.00%(b)

RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000)                  $     2,975         $     2,046         $       815
    Ratio of expenses to average
           net assets                                         1.86%(c)            1.70%(c)            2.68%(c)
    Ratio of net investment income to
           average net assets                                -0.82%(c)           -0.62%(c)           -1.84%(c)
    Ratio of expenses to average
           net assets*                                        2.55%(c)            2.38%(c)            3.37%(c)
    Ratio of net investment income to
           average net assets*                               -1.51%(c)           -1.30%(c)           -2.53%(c)
    Portfolio turnover                                       21.82%              21.82%              21.82%
    Average commissions rate paid (d)                  $    0.0416         $    0.0416         $    0.0416


-------------------

*    During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  On September 1, 1997 the shareholders of the Fund exchanged their shares for either the
     Fund's Classic shares or Premier shares. For the period ended October 31, 1997 the
     Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period
     August 4, 1997 through August 31, 1997 were allocated to each class of shares based upon the relative net assets of each class of shares as of September 1, 1997 and the results combined therewith the results of operations and distributions for each applicable class for the period September 1, 1997 through October 31, 1997.
(b)  Not annualized.
(c)  Annualized.
(d)  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.
(e)  Period from September 3, 1997 (commencement of offering of Class B shares) to October 31,
     1997.

                        See notes to financial statements.

                                    APPENDIX


         Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B is regarded as having only speculative capacity for timely payment. Commercial paper rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Commercial paper rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.


         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.


         Commercial paper rated F-1 by Fitch Information Service ("Fitch") is regarded as having a very strong degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Commercial paper rated F-3 has an adequate degree of assurance for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated F-S have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

Corporate Debt and State and Municipal Bond Ratings.

         Standard & Poor's Corporation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.



         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.





         CC -- The rating "CC" is currently highly vulnerable to nonpayment.



          C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.




         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         Moody's Investor Services. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.

         S&P SP-1 and SP-2 municipal note rating (the two highest ratings assigned) are described as follows:

         "SP-1" Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Preferred Stock Ratings

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         The following summarizes the ratings used by Standard & Poor's for preferred stock:

         "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C"  A preferred stock rated "C" is a nonpaying issue.

         "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

         "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    Part C of Post-Effective Amendment No. 25

                                       to
                             Registration Statement
                                       of
                              AMSOUTH MUTUAL FUNDS



PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)     Financial Statements.

             Included in Part A:

             --       Financial Highlights.

             Included in Part B:


             The following financial statements have been incorporated into the Statement of Additional Information by reference to AmSouth Mutual Funds' Annual Report to Shareholders, dated July 31, 1997:



             -- Report of Independent Accountants for AmSouth Mutual Funds dated September 25, 1997.



                           -- Statements of Assets and Liabilities at July 31, 1997 (audited).



                           -- Statements of Operations for the year ended July 31, 1997 (audited).



                           -- Statements of Changes in Net Assets for the year ended July 31, 1997 (audited).



                           -- Schedules of Portfolio Investments at July 31, 1997 (audited).



                           -- Notes to Financial Statements dated July 31, 1997 (audited).



                           -- Financial Highlights for the periods or years ended July 31, 1993, July 31, 1994, July 31, 1995 , July 31, 1996 and July 31,
                                    1997 (audited).

         The following Financial Statements (unaudited) regarding the Municipal Bond Fund are filed herewith:



                           -- Statement of Assets and Liabilities for the Municipal Bond Fund at October 31, 1997.



                           -- Statement of Operations for the period August 1, 1997 to October 31, 1997.



                           -- Statement of Changes in Net Assets for the period August 1, 1997 to October 31, 1997.



                           -- Schedule of Portfolio Investments at October 31, 1997.



                           -- Notes to Financial Statements dated October 31, 1997.



                           -- Financial Highlights for the period August 1, 1997 TO October 31, 1997.



         The following Financial Statements (unaudited) regarding the Capital Growth Fund are filed herewith:



                           -- Statement of Assets and Liabilities for the Capital Growth Fund at October 31, 1997.



                           -- Statement of Operations for the period August 4, 1997 to October 31, 1997.



                           -- Statement of Changes in Net Assets for the period August 4, 1997 to October 31, 1997.



                           -- Schedule of Portfolio Investments at October 31, 1997.



                           -- Notes to Financial Statements dated October 31, 1997.



                           -- Financial Highlights for the period August 4, 1997 to October 31, 1997.



         (b) Exhibits:

                           (1) Amended Declaration of Trust, dated as of June 25, 1993 and filed on August 19, 1993 -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                          (2)      (a) By-laws -- incorporated by
                                       reference to the Registrant's
                                       initial Registration Statement on
                                       Form N-1A (File No. 33-21660).


                                   (b) Amendment No. 1 to By-laws --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 3 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                           (3)      None.

                           (4)     (a) Article III, Sections 4 and 5;
                                       Article IV, Sections 1 and 6;
                                       Article V; Article VIII, Section 4;
                                       and Article IX, Sections 1, 4 and 7
                                       of the Amended Declaration of Trust
                                       -- incorporated by reference to
                                       Post-Effective Amendment No. 11 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (b) Article 11 of the By-laws --
                                       incorporated by reference to the
                                       Registrant's initial Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (c) Amendment No. 1 to By-laws --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 3 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                           (5) (a) Investment Advisory Agreement dated as of August 1, 1988 between the Registrant and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                   (b) Amendment No. 1 dated as of
                                       December 5, 1989 to Investment
                                       Advisory Agreement dated as of
                                       August 1, 1988 between the
                                       Registrant and AmSouth Bank N.A.
                                       --incorporated by reference to
                                       Post-Effective Amendment No. 4 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (c) Amended Schedule A to the
                                       Investment Advisory Agreement
                                       between the Registrant and AmSouth
                                       Bank, N.A. --
                                       incorporated by reference to
                                       Exhibit 5(c) to Post-Effective
                                       Amendment No. 23 to the
                                       Registrant's Registration Statement
                                       filed on July 3, 1997 on Form N-1A
                                       (File No. 33-21660).


                                   (d) Investment Advisory Agreement
                                       between the Group and AmSouth Bank
                                       N.A. dated as of January 20, 1989
                                       with respect to The ASO Outlook
                                       Group Limited Maturity Fund --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 2 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (e) Amendment No. 1 dated as of
                                       December 5, 1989 to the Investment
                                       Advisory Agreement dated as of
                                       January 20, 1989 between the
                                       Registrant and AmSouth Bank, N.A.
                                       -- incorporated by reference to
                                       Post-Effective Amendment No. 4 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (f) Investment Sub-Advisory Agreement dated
                                       as of March 12, 1997 between AmSouth Bank and Rockhaven Asset Management -- incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A
                                       (File No. 33-21660).


                                   (g) Investment Sub-Advisory Agreement dated
                                       July 31, 1997 between Amsouth Bank and
                                       Peachtree Asset Management is filed
                                       herewith.



                      (6)          (a) Distribution Agreement dated as of
                                       July 16, 1997 between the Registrant and
                                       BISYS Fund Services, Limited Partnership
                                       Is incorporated by reference to Exhibit
                                       6(a) of Post- Effective Amendment no. 24 to the Registrant's Registration Statement filed on August 27, 1997 on Form N-1A (File No. 33-21660).


                                   (b) Dealer Agreement between The
                                       Winsbury Company and AmSouth
                                       Investment Services, Inc. --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 5 to
                                       the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (c) Dealer Agreement between The Winsbury
                                       Company and National Financial Services
                                       Corporation -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                   (d) Dealer Agreement between The Winsbury
                                       Company and AmSouth Bank N.A. --
                                       incorporated by reference to Post-
                                       Effective Amendment No. 5 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                           (7)     None.

                           (8)     (a) Custodian Agreement dated as of April
                                       17, 1997 between the Registrant and
                                       AmSouth Bank -- incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                           (9)     (a) Management and Administration
                                       Agreement dated as of April 1, 1996
                                       between the Registrant and ASO Services
                                       Company -- incorporated by reference to
                                       Post-Effective Amendment No. 19 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (b) Amended Schedule A to the Management and
                                       Administration Agreement between the
                                       Registrant and ASO Services Company --
                                       incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                   (c) Sub-Administration Agreement between ASO
                                       Services Company and AmSouth Bank --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 19 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (d) Amended Schedules A and B to the
                                       Sub-Administration Agreement between ASO
                                       Services Company and AmSouth Bank --
                                       incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                   (e) Sub-Administration Agreement between ASO
                                       Services Company and BISYS Fund Services,
                                       LP -- incorporated by reference to
                                       Post-Effective Amendment No. 19 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (f) Amended Schedules A and B to the
                                       Sub-Administration Agreement between ASO
                                       Services Company and BISYS Fund Services,
                                       LP -- incorporated by reference to
                                       Exhibit 5(f) to Post-Effective Amendment
                                       No. 23 to the Registrant's Registration
                                       Statement filed on July 3, 1997 on Form
                                       N-1A (File No. 33-21660).

                                   (g) Transfer Agency and Shareholder Service
                                       Agreement dated as of January 16, 1989
                                       between the Registrant and BISYS Fund
                                       Services Ohio, Inc. (formerly, The
                                       Winsbury Service Corporation) --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 3 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (h) Amended Schedule D dated as of April 5,
                                       1993 to the Transfer Agency and
                                       Shareholder Services Agreement between
                                       the Registrant and BISYS Fund Services
                                       Ohio, Inc. (formerly, The Winsbury
                                       Service Corporation) -- incorporated by
                                       reference to Post-Effective Amendment No.
                                       13 to the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (i) Amended Schedule A to the Transfer Agency
                                       and Shareholder Services Agreement
                                       between Registrant and BISYS Fund
                                       Services Ohio, Inc. (formerly, The
                                       Winsbury Service Corporation) --
                                       incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                   (j) Fund Accounting Agreement dated as of
                                       April 1, 1996 between the Registrant and
                                       BISYS Fund Services -- incorporated by
                                       reference to Post-Effective Amendment No.
                                       19 to the Registrant's Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                   (k) Amended Schedule A to the Fund Accounting
                                       Agreement between the Registrant and
                                       BISYS Fund Services --
                                       incorporated by reference to Exhibit 9(k) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                           (10)    Opinion of Ropes & Gray is filed herewith.

                           (11)    (a) Consent of Coopers & Lybrand L.L.P. is
                                       filed herewith.

                                   (b) Consent of Ropes & Gray is filed
                                       herewith.

                           (12)    None.

                           (13)    (a) Purchase Agreement between the
                                       Registrant and Winsbury Associates
                                       incorporated by reference to
                                       Post-Effective Amendment No. 1 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (b) Purchase Agreement between the Registrant
                                       and Winsbury Associates dated October 31,
                                       1991 incorporated by reference to
                                       Post-Effective Amendment No. 7 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (c) Purchase Agreement between the Registrant
                                       and Winsbury Associates relating to the
                                       Alabama Tax-Free Fund and the Government
                                       Income Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                   (d) Purchase Agreement between the Registrant
                                       and Winsbury Service Corporation relating to the Florida Tax-Free Fund is incorporated by reference to
                                       Post-Effective Amendment No. 13 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                           (14)    None.

                           (15)    None.

                           (16)    (a) Performance Calculation Schedules
                                       are incorporated by reference to
                                       Post-Effective Amendment No. 16 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                                   (b) Performance Calculation Schedules for the
                                       Municipal Bond Fund and Equity Income
                                       Fund are incorporated by reference to
                                       Exhibit 16(b) to Post-Effective Amendment
                                       No. 24 to the Registrant's Registration
                                       Statement filed on August 27, 1997 on
                                       Form N-1A (File No. 33-21660).



                                   (c) Performance Calculation Schedule for the
                                       Capital Growth Fund is incorporated by
                                       reference to Exhibit 16(c) to Post-
                                       Effective Amendment No. 24 to the
                                       Registrant's Registration Statement filed on August 27, 1997 on Form N-1A (File No. 33-21660).



                              (17) (a) Financial Data Schedule for the
                                       AmSouth Prime Obligations Fund - Premier
                                       Shares

                                   (b) Financial Data Schedule for the AmSouth
                                       U.S. Treasury Fund - Premier Shares

                                   (c) Financial Data Schedule for the AmSouth
                                       Tax Exempt Fund - Premier Shares

                                   (d) Financial Data Schedule for the AmSouth
                                       Prime Obligations Fund -- Classic Shares

                                   (e) Financial Data Schedule for the AmSouth
                                       U.S. Treasury Fund -- Classic Shares

                                   (f) Financial Data Schedule for the AmSouth
                                       Tax-Exempt Fund -- Classic Shares

                                   (g) Financial Data Schedule for the AmSouth
                                       Equity Fund

                                   (h) Financial Data Schedule for the AmSouth
                                       Regional Equity Fund

                                   (i) Financial Data Schedule for the AmSouth
                                       Balanced Fund

                                   (j) Financial Data Schedule for the AmSouth
                                       Bond Fund

                                   (k) Financial Data Schedule for the AmSouth
                                       Limited Maturity Fund

                                   (l) Financial Data Schedule for the AmSouth
                                       Government Income Fund

                                   (m) Financial Data Schedule for the AmSouth
                                       Florida Tax-Free Fund

                                   (n) Financial Data Schedule for the AmSouth
                                       Equity Income Fund


                                   (o) Financial Data Schedule for the AmSouth
                                       Municipal Bond Fund




                                   (p) Financial Data Schedule for the AmSouth
                                       Municipal Bond Fund -- Premier Shares



                                   (q) Financial Data Schedule for the AmSouth
                                       Municipal Bond Fund -- Classic Shares

                                   (r) Financial Data Schedule for the AmSouth
                                       Capital Growth Fund -- Premier Shares

                                   (s) Financial Data Schedule for the AmSouth
                                       Capital Growth Fund -- Classic Shares

                                   (t) Financial Data Schedule for the AmSouth
                                       Capital Growth Fund -- Class B Shares



                              (18) (a) Multiple Class Plan for AmSouth
                                       Mutual Funds adopted by the Board of
                                       Trustees on December 6, 1995, as amended and restated as of July 16, 1997 is incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on August 27, 1997 on Form N-1A (File No. 33-21660).



                                   (b) Shareholder Servicing Plan for AmSouth
                                       Mutual Funds adopted by the Board of
                                       Trustees on December 6, 1995 is
                                       incorporated by reference to Exhibit
                                       18(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                   (c) Amended Schedule I to the Shareholder
                                       Servicing Plan -- incorporated by
                                       reference to Exhibit 18(d) to
                                       Post-Effective Amendment No. 23 to the
                                       Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                   (d) Model Shareholder Servicing Agreement for
                                       AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to Exhibit 18(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                   (e) Distribution and Shareholder Services
                                       Plan between the Registrant and BISYS
                                       Fund Services, LP, dated as of March 12,
                                       1997 -- incorporated by reference to
                                       Exhibit 18(f) to Post-Effective Amendment
                                       No. 23 to the Registrant's

                                       Registration Statement filed on July 3,
                                       1997 on Form N-1A (File No. 33-21660).


                                   (f) Amended Schedule A to the Distribution
                                       and Shareholder Services Plan between the
                                       Registrant and BISYS Fund Services, LP,
                                       dated as of March 12, 1997, is
                                       incorporated by reference to Exhibit
                                       18(f) to Post-effective Amendment No. 24
                                       to the Registrant's Registration
                                       Statement filed on August 27, 1997 on
                                       Form N-1A (File No. 33-21660).
-------------


Item 25.              Persons Controlled By or Under Common Control with
                      Registrant


                      As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant's Prime Obligations Fund, Equity Fund, Regional Equity Fund, AmSouth U.S. Treasury Fund, Tax Exempt Fund, Bond Fund, Limited Maturity Fund, Municipal Bond Fund, Government Income Fund, Florida Tax-Free Fund, Balanced Fund, Equity Income Fund and Capital Growth Fund.


Item 26.              Number of Holders of Securities


                      As of November 1, 1997, the number of record holders of the Registrant's respective series of shares were as follows:



                                                                                  Number of
                      Title of Series                                           Record Holders
                      ---------------                                           --------------
                      Prime Obligations Fund -- Premier Shares                        10


                      U.S. Treasury Fund -- Premier Shares                             8

                      Tax Exempt Fund -- Premier Shares                                4

                      Prime Obligations Fund -- Classic Shares                        17

                      U.S. Treasury Fund -- Classic Shares                            10

                      Tax-Exempt Fund -- Classic Shares                               14

                      Equity Fund                                                  3,591

                      Regional Equity Fund                           3,523

                      Equity Income Fund                             1,256

                      Bond Fund                                        333

                      Limited Maturity Fund                            126

                      Municipal Bond Fund                               15

                      Balanced Fund                                  2,650

                      Government Income Fund                           402

                      Florida Tax-Free Fund                             54

                      Capital Growth Fund                              376


Item 27.          Indemnification

                  Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

                  "Trustees, Officers, etc.

                  Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                  Compromise Payment

                  Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered

                  Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibits 6(a).

                  In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 28. Business and Other Connections of Investment Advisor and Investment Sub-Advisor.


                  AmSouth Bank ("AmSouth") is the investment advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1997 of $18.1 billion and operated 272 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of September 30, 1997, AmSouth and its affiliates had over $8.2 billion in assets under discretionary management and provided custody services for an additional $20.5 billion in securities. AmSouth is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

                  There is set forth below information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's investment advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                          Other business, profession,
AmSouth Bank                                    AmSouth Bank vocation, or employment
------------                                    ------------------------------------
George W. Barber, Jr.                           Chairman of the Board, Barber Dairies, Inc.,
Director                                        39 Barber Ct., Birmingham, Alabama

William D. Biggs                                Real Estate Investments
Director

William J. Cabaniss, Jr.                        President, Precision Grinding Inc.,
Director                                        P.O. Box 19925, Birmingham, Alabama

M. Miller Gorrie                                President and Chief Executive Officer,
Director                                        Brasfield and Gorrie General Contractor Inc.,
                                                729 30th Street South, Birmingham, Alabama

James I. Harrison, Jr.                          President and Chief Executive Officer, Harco,
Director                                        Inc., 3925 Rice Mine Road, Tuscaloosa,
                                                Alabama

Mrs. H. Taylor Morrisette                       HTM Investment & Development, Inc., 3
Director                                        Taylor Place, Mobile, Alabama

C. Dowd Ritter                                  None
Director, Chairman, President and
Chief Executive Officer

Michael C. Baker                                None
Senior Executive Vice President

David B. Edmonds                                None
Executive Vice President

James W. Emison                                 None
Executive Vice President

Sloan D. Gibson, IV                             None
Senior Executive Vice President

O.B. Grayson Hall, Jr.                          None
Executive Vice President

Kristen M. Hudak                                None
Senior Executive Vice President
and Chief Financial Officer

John D. Kottmeyer                               None
Executive Vice President
and Treasurer

W. Charles Mayer, III                           None
Director and Senior Executive Vice
President

Candice W. Rogers                               None
Senior Executive Vice President

Robert R. Windelspecht                          None
Executive Vice President
and Controller

Stephen A. Yoder                                None
Executive Vice President
and General Counsel



         Rockhaven Asset Management, LLC ("Rockhaven") is the sub-advisor of the AmSouth Equity Income Fund. Rockhaven is jointly owned by Christopher H. Wiles (50%) and AmSouth Bank (50%), and is headquartered in Pittsburgh, Pennsylvania. As of November 1, 1997, the AmSouth Equity Income Fund is by far the predominate client of Rockhaven. In the future, Rockhaven intends to advise on other mutual funds and separate accounts.



         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                  Other business, profession,
Rockhaven Asset Management              vocation, or employment
--------------------------              -----------------------
Christopher H. Wiles                    Prior to February 7, 1997, Senior Vice
President and Chief Investment          President, Federated Investors, Pittsburgh, PA
Officer and Managing Partner

Michael C. Baker                        Senior Executive Vice President, AmSouth
Managing Partner                        Bank, Birmingham, Alabama



Item 29.          Principal Underwriter.

         (a) BISYS Fund Services, Limited Partnership ("BISYS Fund Services") acts as distributor for the Registrant. BISYS Fund Services also distributes the securities of HighMark Funds, The Parkstone Group of Funds, The Victory Portfolios, The Sessions Group, the American Performance Funds, The Arch Fund, Inc., the BB&T Mutual Funds Group, the Marketwatch Funds, The Coventry Group, The Pacific Capital Funds, the MMA Praxis Mutual Funds, The Riverfront Funds, Inc., the Qualivest Funds and the Summit Investment Trust, the Barr Rosenberg Funds, the BNY Hamilton Funds, the Century Funds, the Emerald Funds, the Empire Builder, ESC Strategic Funds, Evergreen Funds, First Choice Funds, Five Arrows Funds, Fountain Square Funds, Gabelli Funds, the HSBC Funds, Hirtle Callaghan, IBS Funds, Infinity Funds, Intrust Funds, Kent Funds, Key Mutual Funds, Lifecycle Funds, Magna Funds, Meyers Sheppard Funds, the Minerva Funds, The One Group(R), the Pacific Horizon Funds, The Performance Funds, the Pegasus Funds, the Republic Funds, the Sessions Funds, the Sefton Funds, the Summit Group, the Treasurers Funds, the Vista Funds, and the Westwood Fund each of which is a management investment company. The parent of BISYS Fund Services is The BISYS Group, Inc.

         (b) Partners of BISYS Fund Services as of the date of this filing are as follows:

                                 Positions and Offices with             Positions and
Name and Principal               BISYS Fund Services,                   Offices with
Business Addresses               Limited Partnership                    The Registrant
------------------               -------------------                    --------------
BISYS Fund Services,             Sole General                           None
  Limited Partnership              Partner
3435 Stelzer Road
Columbus, OH  43219

WC Subsidiary                    Sole Limited                           None
  Corporation                      Partner
150 Clove Road
Little Falls, NJ 07424

The BISYS Group, Inc.            Sole Shareholder                       None
150 Clove Road
Little Falls, NJ  07424

Item 30.          Location of Accounts and Records

                  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

                  (1)      AmSouth Mutual Funds
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           Attention:  Secretary
                           (Registrant)

                  (2)      AmSouth Bank
                           1901 Sixth Avenue - North
                           Birmingham, Alabama  35203
                           Attention:  Trust Investments
                           (Investment Advisor and Custodian)

                  (3)      BISYS Fund Services, Limited Partnership
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           (Distributor)

                  (4)      ASO Services Company
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           (Administrator)

                  (5)      Rockhaven Asset Management, LLC
                           100 First Avenue, Suite 1050
                           Pittsburgh, Pennsylvania  15222
                           (Sub-Advisor to the Equity Income Fund)


                  (6)      BISYS Fund Services, Inc.
                           3435 Stelzer Road
                           Columbus, Ohio 43219
                           (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)


Item 31.              Management Services

                      None.

Item 32.              Undertakings

                      The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding voting shares of any series of the Trust and will assist in shareholder communication in connection with calling a meeting for the purpose of removing one or more trustees.

                      The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 24th day of November, 1997.


                                               AMSOUTH MUTUAL FUNDS,
                                               Registrant

                                               */s/ George R. Landreth
                                               -----------------------
                                                George R. Landreth
                                                Chairman


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 25 to the Registration Statement of AmSouth Mutual Funds has been signed below by the following persons in the capacities indicated on the 24th day of November, 1997.




Signature                                      Title                      Date
---------                                      -----                      ----
*/s/ George R. Landreth                      Chairman              November 24, 1997
-------------------------------
George R. Landreth

*/s/ J. David Huber                          Trustee               November 24, 1997
 ---------------------------------
 J. David Huber

*/s/ Thomas E. Line                          Treasurer             November 24, 1997
 -------------------------------
 Thomas E. Line

*/s/ James H. Woodward, Jr.                  Trustee               November 24, 1997
 --------------------------
 James H. Woodward, Jr.

*/s/ Homer H. Turner, Jr.                    Trustee               November 24, 1997
 ----------------------------
 Homer H. Turner, Jr.

*/s/ Wendell D. Cleaver                      Trustee               November 24, 1997
 -----------------------------
 Wendell D. Cleaver

*/s/ Dick D. Briggs, Jr.                     Trustee               November 24, 1997
 ------------------------------
 Dick D. Briggs, Jr.

* By /s/ Alan G. Priest                                            November 24, 1997
     --------------------------
       Alan G. Priest,
       Attorney-in-fact, pursuant to Powers
       of Attorney filed herewith

                                POWER OF ATTORNEY


         Dick D. Briggs, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Dick D. Briggs, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   12 October 1993                          /s/ Dick D. Briggs, Jr.
                                                  --------------------------
                                                  Dick D. Briggs, Jr.

                                POWER OF ATTORNEY


         Wendell D. Cleaver whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Wendell D. Cleaver and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   October 7, 1993                           /s/ Wendell Cleaver
                                                   -------------------------
                                                   Wendell D. Cleaver

                                POWER OF ATTORNEY

         J. David Huber whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee J. David Huber and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                   /s/ J. David Huber
       --------------------                        ----------------------------
                                                   J. David Huber

                                POWER OF ATTORNEY


         George R. Landreth whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee George R. Landreth and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   6/10/97                               /s/ George R. Landreth
        -------------                          ---------------------------
                                               George R. Landreth

                                POWER OF ATTORNEY


         James H. Woodward, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee James H. Woodward, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                               /s/ James H. Woodward, Jr.
        --------------------                   --------------------------
                                               James H. Woodward, Jr.

                                POWER OF ATTORNEY


         Homer H. Turner, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Homer H. Turner, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   September 25, 1992                     /s/ Homer H. Turner, Jr.
        -------------------------               ----------------------------
                                                Homer H. Turner, Jr.

                                POWER OF ATTORNEY


         Thomas E. Line whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: 3/25/97                            /s/ Thomas E. Line
       --------------                     ------------------------
                                          Thomas E. Line

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION                                   PAGE


 5(g)               Investment Sub-Advisory Agreement


10                  Opinion of Ropes & Gray

11(a)               Consent of Coopers & Lybrand L.L.P.

11(b)               Consent of Ropes & Gray




27(a) Financial Data Schedule for the AmSouth Prime Obligations Fund -- Premier Shares

27(b)               Financial Data Schedule for the AmSouth U.S. Treasury Fund
                    -- Premier Shares

27(c)               Financial Data Schedule for the AmSouth Tax Exempt Fund --
                    Premier Shares

27(d) Financial Data Schedule for the AmSouth Prime Obligations Fund -- Classic Shares

27(e)               Financial Data Schedule for the AmSouth U.S. Treasury
                    Fund -- Classic Shares

27(f)               Financial Data Schedule for the AmSouth Tax-Exempt
                    Fund -- Classic Shares

27(g)               Financial Data Schedule for the AmSouth Equity Fund

27(h)               Financial Data Schedule for the AmSouth Regional Equity
                    Fund

27(i)               Financial Data Schedule for the AmSouth Balanced Fund

27(j)               Financial Data Schedule for the AmSouth Bond Fund

EXHIBIT NO.                       DESCRIPTION                               PAGE

27(k)               Financial Data Schedule for the AmSouth Limited Maturity
                    Fund

27(l)               Financial Data Schedule for the AmSouth Government Income
                    Fund

27(m)               Financial Data Schedule for the AmSouth Florida Tax-Free
                    Fund

27(n)               Financial Data Schedule for the AmSouth Equity Income
                    Fund


27(o)               Financial Data Schedule for the AmSouth Municipal Bond
                    Fund

27(p) Financial Data Schedule for the AmSouth Municipal Bond Fund -- Premier Shares



27(q) Financial Data Schedule for the AmSouth Municipal Bond Fund -- Classic Shares

27(r) Financial Data Schedule for the AmSouth Capital Growth Fund -- Premier Shares

27(s) Financial Data Schedule for the AmSouth Capital Growth Fund -- Classic Shares

27(t) Financial Data Schedule for the AmSouth Capital Growth Fund -- Class B Shares


                                       -2-